UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III

(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street
Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

ITEM 1. REPORTS TO SHAREHOLDERS.

John Hancock

Select Growth Fund

Annual report 3/31/16

A message to shareholders

Dear shareholder,

The 12-month period covered by this report was a challenging one for U.S. equity investors. Many market indexes tumbled late last summer and again in the winter amid concerns about slowing global growth, particularly in China. The volatility extended to commodity markets, as oil prices hit multi-year lows before rebounding toward the end of the period. The investment landscape improved late in the period as stocks and other so-called risk assets regained positive momentum.

Despite the increase in volatility, the economic picture in the United States offers reasons for optimism. In December, the U.S. Federal Reserve raised short-term interest rates for the first time in nine years on evidence that the persistent strength in the labor markets warranted a somewhat less accommodative stance. Economic data generally remained strong entering the spring.

Volatile market environments are naturally unsettling. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place. However, your best resource in times like these is your financial advisor, who can ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Select Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
30	Notes to financial statements
39	Auditor's report
40	Tax information
41	Shareholder meeting
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16 (%)

Class A shares (without sales charge)[1]
Russell 1000 Growth Index
Morningstar large growth fund category average
2.51
2.52
–2.37
9.37
13.61
11.07
8.33
12.38
9.88
5.25
8.28
6.63
1 year
3 year
5 year
10 year

The Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	On 4-25-08, through a reorganization, the fund acquired all of the assets of Rainier Large Cap Growth Equity Portfolio (the predecessor fund). On that date, the predecessor fund's Original shares were exchanged for Class A shares of John Hancock Select Growth Fund (formerly, Rainier Growth Fund). Class A shares were first offered on 4-28-08. Class A shares' returns shown above are those of the predecessor fund's Original shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks were mixed but generally higher

In a volatile market environment, U.S. stocks posted mixed results, with the broad indexes advancing modestly despite concerns about slowing global economic growth.

Fund performed in line with its benchmark

The fund's return was just behind that of the Russell 1000 Growth Index for the 12-month period.

Materials and technology contributed, consumer stocks detracted

Portfolio holdings in the materials and information technology sectors contributed to fund performance compared with the benchmark, while positions in the consumer sectors detracted from relative results.

SECTOR COMPOSITION AS OF 3/31/16 (%)

A note about risks

Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Frequent trading may increase fund transaction costs. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager Gary Robinson, CFA, Baillie Gifford Overseas Limited

Gary Robinson, CFA
Portfolio Manager
Baillie Gifford

Can you describe the market environment over the past 12 months?

The major U.S. stock indexes produced mixed results for the reporting period amid significant volatility, with risk-on/risk-off sentiment driving stock market oscillations. Investors worried about various economic and geopolitical issues, including slowing Chinese economic growth, European migration policies, continued conflict in the Middle East, and plunging energy and commodity prices. Investors also scrutinized central bank activity, ranging from quantitative easing and negative interest rates in Europe and Japan to the U.S. Federal Reserve's first interest-rate increase in nine years.

For the 12-month period, the fund's benchmark, the Russell 1000 Growth Index, delivered a modestly positive return, reflecting the outperformance of both large-cap stocks and growth-oriented shares.

As always, our approach to market volatility is to remain focused on the underlying fundamentals of the businesses in which we invest. We aim to identify exceptional U.S. growth businesses and own them for long enough that the advantages of their business models and strength of their cultures become the dominant drivers of stock prices. Bouts of market weakness during the reporting period enabled us to purchase a range of outstanding growth businesses at attractive entry points.

Were there any themes among the portfolio's holdings?

Given our focus on individual stock selection, any sector representation or thematic elements generally result from the individual companies in which we invest. That said, however, the fund was positioned to benefit from a healthy domestic economy and pockets of economic strength—robust employment growth, lower fuel costs for consumers, rising new home sales—that provided a tailwind to a range of U.S.-focused businesses.

We have also been attracted to several large, innovative online platforms whose competitive advantage continues to grow as they attract additional users and expand into new markets. The combination of network scale, mobile technology expertise, and execution ability are powerful advantages that we believe will increase in importance. The power of these large online network

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       4

"Bouts of market weakness during the reporting period enabled us to purchase a range of outstanding growth businesses at attractive entry points."
businesses to drive remarkable operational performance was evident over the past 12 months and contributed positively to portfolio performance. We continue to believe the enduring advantage these platforms create is not well understood or appropriately valued by the market.

Can you give some examples?

E-commerce giant Amazon.com, Inc., online search and advertising firm Alphabet, Inc. (parent company of Google), and social networking company Facebook, Inc. represent significant holdings in the fund, and all three were among the top contributors to performance for the 12-month period. Operational results for each of these companies were impressive. For example, Facebook's daily active users grew to over a billion, while its instant message apps—WhatsApp and Messenger—have 900 million and 800 million monthly active users, respectively. Paid clicks on Alphabet websites and Amazon Web Services, Inc. both grew substantially.

We have had sufficient evidence over the past decade to say that Alphabet has been excellent at execution, not only in its core search business, but also in branching out into new businesses—Google Maps, Gmail, and the Android smartphone operating system are just a few examples. In the past 18 months, Facebook (Messenger, Instagram) and Amazon (Prime, Web Services, Fulfillment) have demonstrated that they also possess these execution skills. Smaller competitors have been unable to keep pace.

PORTFOLIO COMPOSITION AS OF 3/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       5

What other holdings aided fund performance during the reporting period?

Two financial companies—electronic bond platform MarketAxess Holdings, Inc. and regional bank First Republic Bank—were among the leading contributors to both absolute and relative performance. MarketAxess saw greater trading volumes and increased market share in 2015, while First Republic Bank maintained its extended track record of strong loan and deposit growth.

Other domestic-focused businesses that fared well during the period included auto parts retailer O'Reilly Automotive, Inc., construction materials companies Vulcan Materials Company and Martin Marietta Materials, Inc., and HVAC equipment company Watsco, Inc. Each of these companies produced strong operational results, consolidated market-leading positions, and benefited from the relative strength of the U.S. economy. We eliminated Vulcan from the portfolio during the reporting period.

What holdings detracted from performance over the past 12 months?

Stock selection in the consumer discretionary sector was a drag on performance during the reporting period, and two of the most notable detractors came from this sector of the portfolio. Online travel company TripAdvisor, Inc. continued to develop its direct booking capabilities, which pressured profit margins in the near term and contributed to share price weakness. However, we are encouraged by the investment and long-term vision, which we believe will strengthen the company's competitive advantage over time.

Restaurant chain Chipotle Mexican Grill, Inc. declined due to multiple food safety scares that linked a number of Chipotle restaurants to norovirus and E. coli outbreaks. Sales have fallen significantly since the outbreaks, but management acted quickly in closing stores, and we don't think there has been long-term damage to the brand.

TOP 10 HOLDINGS AS OF 3/31/16 (%)

Amazon.com, Inc.	8.2
Tesla Motors, Inc.	6.1
First Republic Bank	4.5
MarketAxess Holdings, Inc.	4.4
Vanguard S&P 500 ETF	4.1
iShares Russell 1000 Growth Index Fund	4.1
MasterCard, Inc., Class A	4.0
Martin Marietta Materials, Inc.	3.8
M&T Bank Corp.	3.5
Facebook, Inc., Class A	3.5
TOTAL	46.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       6

Can you talk about some of the most recent additions to the portfolio?

There has been a strong flow of new investment ideas from our team recently, and we believe we have added some excellent growth businesses to the portfolio. Examples include streaming content provider Netflix, Inc., online discount broker Interactive Brokers Group, Inc., and visualization software company Tableau Software, Inc. In all three cases, the businesses are run by ambitious founders who invest capital with a long-term mindset. We believe that their distinct cultures make them more adaptable to changing market conditions.

In the recent past, we have also communicated our growing interest in the healthcare sector. We recently initiated two positions in the biotechnology sector, Alnylam Pharmaceuticals, Inc. and Juno Therapeutics, Inc. We believe both of these companies have the potential to be leaders in new therapeutic classes of drugs.

Can you provide some details about the fund's merger?

On December 10, 2015, the fund's Board of Trustees voted to recommend that the shareholders of the fund approve its merger into John Hancock Strategic Growth Fund. On March 30, 2016, shareholders approved the merger, and it occurred as of the close of business on April 22, 2016.

MANAGED BY

Gary Robinson, CFA On the fund since 2015 Investing since 2003

The views expressed in this report are exclusively those of Gary Robinson, CFA, Baillie Gifford Overseas Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-2.60	7.23	4.71	41.77	58.52
Class B1	-3.11	7.19	4.30	41.53	52.33
Class C1	0.74	7.44	4.29	43.19	52.21
Class I1,2	2.80	8.65	5.59	51.42	72.34
Class R1[1,2]	2.05	7.82	4.68	45.74	57.99
Class R2[1,2]	2.27	7.84	4.19	45.85	50.70
Class R3[1,2]	2.18	7.94	4.79	46.51	59.68
Class R4[1,2]	2.55	8.34	5.14	49.24	65.13
Class R6[1,2]	2.88	8.76	5.66	52.19	73.45
Class T1,2	-2.69	7.14	4.37	41.48	53.40
Class ADV[1,2]	2.61	8.42	5.35	49.83	68.39
Index 1†	2.52	12.38	8.28	79.23	121.63
Index 2†	1.78	11.58	7.01	72.95	96.87

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A and Class T shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R6	Class T	Class ADV
Gross (%)	1.24	1.99	1.99	0.98	1.64	1.39	1.54	1.24	0.89	1.29	1.24
Net (%)	1.20	1.99	1.99	0.95	1.64	1.39	1.54	1.14	0.87	1.25	1.14

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Select Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,3	3-31-06	15,233	15,233	22,163	19,687
Class C1,3	3-31-06	15,221	15,221	22,163	19,687
Class I1,2	3-31-06	17,234	17,234	22,163	19,687
Class R1[1,2]	3-31-06	15,799	15,799	22,163	19,687
Class R2[1,2]	3-31-06	15,070	15,070	22,163	19,687
Class R3[1,2]	3-31-06	15,968	15,968	22,163	19,687
Class R4[1,2]	3-31-06	16,513	16,513	22,163	19,687
Class R6[1,2]	3-31-06	17,345	17,345	22,163	19,687
Class T1,2	3-31-06	15,340	16,144	22,163	19,687
Class ADV[1,2]	3-31-06	16,839	16,839	22,163	19,687

The Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	On 4-25-08, through a reorganization, the fund acquired all of the assets of Rainier Large Cap Growth Equity Portfolio (the predecessor fund). On that date, the predecessor fund's Original shares and Institutional shares were exchanged for Class A and Class I shares, respectively, of John Hancock Select Growth (formerly, Rainier Growth) Fund, which were first offered on 4-28-08. Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, and Class ADV shares of John Hancock Rainier Growth Fund were first offered on 4-28-08; Class T shares were first offered on 10-6-08; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of the predecessor fund's Original shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class ADV, Class T, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,056.10	$6.17	1.20%
Class B	1,000.00	1,052.00	10.26	2.00%
Class C	1,000.00	1,051.50	10.26	2.00%
Class I	1,000.00	1,057.60	4.89	0.95%
Class R1	1,000.00	1,053.80	8.42	1.64%
Class R2	1,000.00	1,055.10	7.14	1.39%
Class R3	1,000.00	1,054.20	7.91	1.54%
Class R4	1,000.00	1,056.30	6.12	1.19%
Class R6	1,000.00	1,058.20	4.48	0.87%
Class T	1,000.00	1,055.90	6.42	1.25%
Class ADV	1,000.00	1,056.70	5.86	1.14%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$6.06	1.20%
Class B	1,000.00	1,015.00	10.07	2.00%
Class C	1,000.00	1,015.00	10.07	2.00%
Class I	1,000.00	1,020.30	4.80	0.95%
Class R1	1,000.00	1,016.80	8.27	1.64%
Class R2	1,000.00	1,018.10	7.01	1.39%
Class R3	1,000.00	1,017.30	7.77	1.54%
Class R4	1,000.00	1,019.10	6.01	1.19%
Class R6	1,000.00	1,020.70	4.40	0.87%
Class T	1,000.00	1,018.80	6.31	1.25%
Class ADV	1,000.00	1,019.30	5.76	1.14%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       11

Fund's investments

As of 3-31-16
	Shares	Value
Common stocks 91.1%		$325,597,931
(Cost $295,978,176)
Consumer discretionary 24.6%		88,011,171
Automobiles 7.3%
Harley-Davidson, Inc.	85,903	4,409,401
Tesla Motors, Inc. (I)	94,227	21,650,538
Hotels, restaurants and leisure 2.6%
Chipotle Mexican Grill, Inc. (I)	20,073	9,453,781
Internet and catalog retail 11.9%
Amazon.com, Inc. (I)	49,314	29,274,763
Netflix, Inc. (I)	53,700	5,489,751
TripAdvisor, Inc. (I)	117,315	7,801,448
Specialty retail 2.8%
CarMax, Inc. (I)	95,740	4,892,314
O'Reilly Automotive, Inc. (I)	18,414	5,039,175
Consumer staples 2.4%		8,616,820
Beverages 1.2%
Brown-Forman Corp., Class B	43,210	4,254,889
Household products 1.2%
Colgate-Palmolive Company	61,740	4,361,931
Energy 0.3%		1,152,648
Oil, gas and consumable fuels 0.3%
Apache Corp.	23,615	1,152,648
Financials 19.0%		67,831,751
Banks 8.0%
First Republic Bank	242,330	16,148,871
M&T Bank Corp.	112,155	12,449,204
Capital markets 2.7%
Interactive Brokers Group, Inc., Class A	98,100	3,857,292
TD Ameritrade Holding Corp.	187,000	5,896,110
Consumer finance 0.6%
LendingClub Corp. (I)	252,008	2,091,666
Diversified financial services 4.4%
MarketAxess Holdings, Inc.	124,715	15,568,173
Insurance 3.3%
Markel Corp. (I)	13,258	11,820,435

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       12

	Shares	Value
Health care 12.8%		$45,601,806
Biotechnology 4.6%
Alnylam Pharmaceuticals, Inc. (I)	55,315	3,472,123
Genomic Health, Inc. (I)	216,793	5,369,963
Juno Therapeutics, Inc. (I)	129,900	4,947,891
Seattle Genetics, Inc. (I)	75,300	2,642,277
Health care equipment and supplies 4.4%
ABIOMED, Inc. (I)	86,595	8,210,072
IDEXX Laboratories, Inc. (I)	93,114	7,292,688
Life sciences tools and services 2.7%
Illumina, Inc. (I)	11,479	1,860,861
Waters Corp. (I)	59,645	7,868,368
Pharmaceuticals 1.1%
Bristol-Myers Squibb Company	61,640	3,937,563
Industrials 8.2%		29,385,020
Industrial conglomerates 1.5%
Danaher Corp.	54,780	5,196,431
Machinery 2.1%
Wabtec Corp.	96,700	7,667,343
Trading companies and distributors 4.6%
NOW, Inc. (I)	254,643	4,512,274
Watsco, Inc.	89,127	12,008,972
Information technology 20.0%		71,399,371
Internet software and services 14.3%
Alphabet, Inc., Class A (I)	16,130	12,305,577
Alphabet, Inc., Class C (I)	15,870	11,822,357
eBay, Inc. (I)	148,413	3,541,134
Facebook, Inc., Class A (I)	109,040	12,441,464
GrubHub, Inc. (I)	366,947	9,221,378
Zillow Group, Inc., Class A (I)	28,300	723,065
Zillow Group, Inc., Class C (I)	46,618	1,106,245
IT services 4.2%
MasterCard, Inc., Class A	152,780	14,437,710
Source HOV (I)(R)	510	360,259
Software 1.5%
Tableau Software, Inc., Class A (I)	118,600	5,440,182
Materials 3.8%		13,599,344
Construction materials 3.8%
Martin Marietta Materials, Inc.	85,257	13,599,344

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       13

			Shares	Value
Warrants 0.0%				$14,924
(Cost $0)
Health care 0.0%				14,924
HealthSouth Corp. (Expiration Date: 1-17-17; Strike Price: $41.40) (I)			7,280	14,924
Unaffiliated investment companies 8.2%				$29,528,389
(Cost $29,680,073)
iShares Russell 1000 Growth Index Fund			147,863	14,753,770
Vanguard S&P 500 ETF			78,355	14,774,619
	Yield (%)		Shares	Value
Short-term investments 0.9%				$3,116,133
(Cost $3,116,133)
Money market funds 0.9%				3,116,133
State Street Institutional Liquid Reserves Fund	0.4442(Y	)	3,116,133	3,116,133
Total investments (Cost $328,774,382)† 100.2%				$358,257,377
Other assets and liabilities, net (0.2%)				($822,264)
Total net assets 100.0%				$357,435,113

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-16.
†	At 3-31-16, the aggregate cost of investment securities for federal income tax purposes was $329,004,396. Net unrealized appreciation aggregated to $29,252,981, of which $50,647,184 related to appreciated investment securities and $21,394,203 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-16

Assets
Investments, at value (Cost $328,774,382)	$358,257,377
Receivable for investments sold	29,222,322
Receivable for fund shares sold	18,593
Dividends and interest receivable	73,272
Other receivables and prepaid expenses	110,244
Total assets	387,681,808
Liabilities
Payable for investments purchased	29,680,073
Payable for fund shares repurchased	372,785
Payable to affiliates
Accounting and legal services fees	3,200
Transfer agent fees	38,047
Distribution and service fees	212
Investment management fees	10,565
Other liabilities and accrued expenses	141,813
Total liabilities	30,246,695
Net assets	$357,435,113
Net assets consist of
Paid-in capital	$339,473,206
Undistributed net investment income (loss)	(538,543)
Accumulated net realized gain (loss) on investments	(10,982,545)
Net unrealized appreciation (depreciation) on investments	29,482,995
Net assets	$357,435,113

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($254,250,648 ÷ 12,554,958 shares)[1]	$20.25
Class B ($9,774,407 ÷ 526,521 shares)[1]	$18.56
Class C ($16,279,549 ÷ 877,840 shares)[1]	$18.55
Class I ($4,374,795 ÷ 207,871 shares)	$21.05
Class R1 ($453,712 ÷ 23,443 shares)	$19.35
Class R2 ($240,739 ÷ 11,684 shares)	$20.60
Class R3 ($206,092 ÷ 10,520 shares)	$19.59
Class R4 ($136,317 ÷ 6,693 shares)	$20.37
Class R6 ($5,188,256 ÷ 244,847 shares)	$21.19
Class T ($65,526,572 ÷ 3,282,503 shares)	$19.96
Class ADV ($1,004,026 ÷ 48,691 shares)	$20.62
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.32
Class T (net asset value per share ÷ 95%)[2]	$21.01

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       16

STATEMENT OF OPERATIONS   For the year ended 3-31-16

Investment income
Dividends	$2,785,674
Interest	13,914
Total investment income	2,799,588
Expenses
Investment management fees	2,757,731
Distribution and service fees	1,148,814
Accounting and legal services fees	49,431
Transfer agent fees	466,702
Trustees' fees	4,753
State registration fees	184,627
Printing and postage	78,443
Professional fees	57,755
Custodian fees	46,201
Registration and filing fees	27,228
Other	71,134
Total expenses	4,892,819
Less expense reductions	(154,297)
Net expenses	4,738,522
Net investment loss	(1,938,934)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	15,513,132
Change in net unrealized appreciation (depreciation) of
Investments	(5,481,963)
Net realized and unrealized gain	10,031,169
Increase in net assets from operations	$8,092,235

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ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-16	Year ended 3-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	($1,938,934)	$391,256
Net realized gain	15,513,132	176,686,267
Change in net unrealized appreciation (depreciation)	(5,481,963)	(177,443,971)
Increase (decrease) in net assets resulting from operations	8,092,235	(366,448)
Distributions to shareholders
From net realized gain
Class A	(13,179,126)	(82,788,478)
Class B	(596,600)	(4,836,642)
Class C	(931,520)	(4,983,406)
Class I	(529,956)	(15,648,152)
Class R1	(21,572)	(154,733)
Class R2	(12,105)	(28,961)
Class R3	(11,422)	(31,001)
Class R4	(6,941)	(39,217)
Class R5	(4,758)	(28,514)
Class R6	(225,195)	(1,660,185)
Class T	(3,439,252)	(19,276,497)
Class ADV	(55,925)	(4,206,121)
Class NAV	—	(96,887,085)
Total distributions	(19,014,372)	(230,568,992)
From fund share transactions	(38,165,131)	(373,649,348)
Total decrease	(49,087,268)	(604,584,788)
Net assets
Beginning of year	406,522,381	1,011,107,169
End of year	$357,435,113	$406,522,381
Undistributed net investment income (loss)	($538,543)	—

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ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       18

Financial highlights

Class A Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$20.77	$26.39	$24.32	$22.84	$21.32
Net investment income (loss)[1]	(0.09)	0.03	(0.15)	(0.01)	(0.09)
Net realized and unrealized gain on investments	0.64	0.74	5.29	1.49	1.61
Total from investment operations	0.55	0.77	5.14	1.48	1.52
Less distributions
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Net asset value, end of period	$20.25	$20.77	$26.39	$24.32	$22.84
Total return (%)[2,3]	2.51	5.13	21.38	6.48	7.13
Ratios and supplemental data
Net assets, end of period (in millions)	$254	$274	$356	$356	$369
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.21	1.19	1.25	1.27
Expenses including reductions	1.20	1.20	1.19	1.25	1.27
Net investment income (loss)	(0.46)	0.15	(0.58)	(0.04)	(0.45)
Portfolio turnover (%)	49	155	81	92	90

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       19

Class B Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$19.27	$25.12	$23.46	$22.22	$20.90
Net investment loss[1]	(0.24)	(0.13)	(0.35)	(0.19)	(0.25)
Net realized and unrealized gain on investments	0.60	0.67	5.08	1.43	1.57
Total from investment operations	0.36	0.54	4.73	1.24	1.32
Less distributions
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Net asset value, end of period	$18.56	$19.27	$25.12	$23.46	$22.22
Total return (%)[2,3]	1.71	4.27	20.38	5.58	6.32
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$13	$20	$20	$25
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	2.04	2.00	2.06	2.07
Expenses including reductions	1.99	2.03	2.00	2.06	2.07
Net investment loss	(1.25)	(0.69)	(1.39)	(0.86)	(1.24)
Portfolio turnover (%)	49	155	81	92	90

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       20

Class C Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$19.26	$25.10	$23.45	$22.21	$20.90
Net investment loss[1]	(0.24)	(0.13)	(0.36)	(0.19)	(0.26)
Net realized and unrealized gain on investments	0.60	0.68	5.08	1.43	1.57
Total from investment operations	0.36	0.55	4.72	1.24	1.31
Less distributions
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Net asset value, end of period	$18.55	$19.26	$25.10	$23.45	$22.21
Total return (%)[2,3]	1.71	4.26	20.35	5.58	6.27
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$17	$19	$17	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	2.05	2.03	2.07	2.11
Expenses including reductions	1.99	2.04	2.02	2.07	2.10
Net investment loss	(1.26)	(0.69)	(1.42)	(0.88)	(1.27)
Portfolio turnover (%)	49	155	81	92	90

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       21

Class I Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$21.50	$27.03	$24.80	$23.24	$21.61
Net investment income (loss)[1]	(0.05)	0.07	(0.08)	0.06	(0.02)
Net realized and unrealized gain on investments	0.67	0.79	5.41	1.52	1.65
Total from investment operations	0.62	0.86	5.33	1.58	1.63
Less distributions
From net investment income	—	—	(0.03)	(0.02)	—
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Total distributions	(1.07)	(6.39)	(3.10)	(0.02)	—
Net asset value, end of period	$21.05	$21.50	$27.03	$24.80	$23.24
Total return (%)[2]	2.80	5.35	21.71	6.81	7.54
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$13	$72	$113	$256
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.00	0.91	0.91	0.91
Expenses including reductions	0.97	0.99	0.91	0.91	0.91
Net investment income (loss)	(0.21)	0.31	(0.28)	0.25	(0.08)
Portfolio turnover (%)	49	155	81	92	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       22

Class R1 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$19.99	$25.74	$23.90	$22.55	$21.14
Net investment loss[1]	(0.18)	(0.07)	(0.29)	(0.11)	(0.17)
Net realized and unrealized gain on investments	0.61	0.71	5.20	1.46	1.58
Total from investment operations	0.43	0.64	4.91	1.35	1.41
Less distributions
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Net asset value, end of period	$19.35	$19.99	$25.74	$23.90	$22.55
Total return (%)[2]	2.05	4.59	20.77	5.99	6.67
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	$1	$1	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	4.13	4.13	5.79	7.03
Expenses including reductions	1.67	1.70	1.70	1.70	1.70
Net investment loss	(0.91)	(0.34)	(1.12)	(0.49)	(0.86)
Portfolio turnover (%)	49	155	81	92	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       23

Class R2 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$21.16	$26.81	$24.72	$23.27	$22.45
Net investment loss[2]	(0.14)	(0.02)	(0.23)	(0.06)	—	[3]
Net realized and unrealized gain on investments	0.65	0.76	5.39	1.51	0.82
Total from investment operations	0.51	0.74	5.16	1.45	0.82
Less distributions
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Net asset value, end of period	$20.60	$21.16	$26.81	$24.72	$23.27
Total return (%)[4]	2.27	4.89	21.10	6.23	3.65	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	— [6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.26	17.03	15.50	20.41	15.96	[7]
Expenses including reductions	1.41	1.45	1.45	1.45	1.45	[7]
Net investment loss	(0.68)	(0.09)	(0.85)	(0.24)	(0.12	) [7]
Portfolio turnover (%)	49	155	81	92	90	[8]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       24

Class R3 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$20.20	$25.92	$24.03	$22.65	$21.21
Net investment loss[1]	(0.17)	(0.05)	(0.26)	(0.09)	(0.16)
Net realized and unrealized gain on investments	0.63	0.72	5.22	1.47	1.60
Total from investment operations	0.46	0.67	4.96	1.38	1.44
Less distributions
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Net asset value, end of period	$19.59	$20.20	$25.92	$24.03	$22.65
Total return (%)[2]	2.18	4.71	20.87	6.09	6.79
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	— [3]	— [3]	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.61	16.32	12.99	15.02	15.86
Expenses including reductions	1.56	1.60	1.60	1.60	1.59
Net investment loss	(0.83)	(0.24)	(1.00)	(0.39)	(0.76)
Portfolio turnover (%)	49	155	81	92	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       25

Class R4 Shares Period ended	3-31-16	3-31-15		3-31-14	3-31-13		3-31-12
Per share operating performance
Net asset value, beginning of period	$20.88	$26.49		$24.40	$22.91		$21.40
Net investment income (loss)[1]	(0.09)	0.03		(0.17)	—	[2]	(0.10)
Net realized and unrealized gain on investments	0.65	0.75		5.33	1.49		1.61
Total from investment operations	0.56	0.78		5.16	1.49		1.51
Less distributions
From net realized gain	(1.07)	(6.39)		(3.07)	—		—
Net asset value, end of period	$20.37	$20.88		$26.49	$24.40		$22.91
Total return (%)[3]	2.55	5.15		21.39	6.50		7.06
Ratios and supplemental data
Net assets, end of period (in millions)	— [4]	—	[4]	— [4]	—	[4]	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.71	13.72		10.91	14.55		15.46
Expenses including reductions	1.20	1.20		1.20	1.22		1.29
Net investment income (loss)	(0.46)	0.13		(0.62)	0.01		(0.46)
Portfolio turnover (%)	49	155		81	92		90

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       26

Class R6 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$21.61	$27.10	$24.84	$23.27	$20.01
Net investment income (loss)[2]	(0.03)	0.11	(0.07)	0.08	0.03
Net realized and unrealized gain on investments	0.68	0.79	5.43	1.51	3.23
Total from investment operations	0.65	0.90	5.36	1.59	3.26
Less distributions
From net investment income	—	—	(0.03)	(0.02)	—
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Total distributions	(1.07)	(6.39)	(3.10)	(0.02)	—
Net asset value, end of period	$21.19	$21.61	$27.10	$24.84	$23.27
Total return (%)[3]	2.88	5.58	21.82	6.86	16.29	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$3	$8	$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	1.27	1.09	1.33	1.58	[5]
Expenses including reductions	0.85	0.79	0.86	0.86	0.86	[5]
Net investment income (loss)	(0.13)	0.52	(0.27)	0.34	0.20	[5]
Portfolio turnover (%)	49	155	81	92	90	[6]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       27

Class T Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$20.50	$26.14	$24.13	$22.69	$21.20
Net investment income (loss)[1]	(0.10)	0.01	(0.17)	(0.03)	(0.11)
Net realized and unrealized gain on investments	0.63	0.74	5.25	1.47	1.60
Total from investment operations	0.53	0.75	5.08	1.44	1.49
Less distributions
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Net asset value, end of year	$19.96	$20.50	$26.14	$24.13	$22.69
Total return (%)[2,3]	2.44	5.10	21.29	6.35	7.03
Ratios and supplemental data
Net assets, end of year (in millions)	$66	$71	$78	$73	$77
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.28	1.27	1.33	1.37
Expenses including reductions	1.26	1.27	1.26	1.33	1.37
Net investment income (loss)	(0.52)	0.07	(0.66)	(0.13)	(0.54)
Portfolio turnover (%)	49	155	81	92	90

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       28

Class ADV Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$21.12	$26.70	$24.57	$23.05	$21.49
Net investment income (loss)[1]	(0.08)	0.03	(0.14)	0.02	(0.06)
Net realized and unrealized gain on investments	0.65	0.78	5.34	1.50	1.62
Total from investment operations	0.57	0.81	5.20	1.52	1.56
Less distributions
From net realized gain	(1.07)	(6.39)	(3.07)	—	—
Net asset value, end of period	$20.62	$21.12	$26.70	$24.57	$23.05
Total return (%)[2]	2.61	5.20	21.40	6.59	7.26
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$19	$20	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.49	1.26	1.33	1.35
Expenses including reductions	1.14	1.14	1.14	1.14	1.14
Net investment income (loss)	(0.38)	0.13	(0.53)	0.08	(0.31)
Portfolio turnover (%)	49	155	81	92	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       29

Notes to financial statements

Note 1 — Organization

John Hancock Select Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class B, Class T and Class ADV shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Effective August 28, 2015, Class NAV shares were liquidated. Effective March 10, 2016, Class R5 shares were liquidated.

On December 10, 2015, the Board of Trustees voted to recommend that the shareholders of the fund approve a tax-free reorganization of the fund into John Hancock Strategic Growth Fund, also a series of John Hancock Funds III. The shareholders approved the reorganization at a special shareholder meeting held on March 30, 2016. The reorganization occurred at the close of business on April 22, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2016, by major security category or type:

	Total value at 3-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$88,011,171	$88,011,171	—	—
Consumer staples	8,616,820	8,616,820	—	—
Energy	1,152,648	1,152,648	—	—
Financials	67,831,751	67,831,751	—	—
Health care	45,601,806	45,601,806	—	—
Industrials	29,385,020	29,385,020	—	—
Information technology	71,399,371	71,039,112	—	$360,259
Materials	13,599,344	13,599,344	—	—
Warrants	14,924	14,924	—	—
Unaffiliated investment companies	29,528,389	29,528,389	—	—
Short-term investments	3,116,133	3,116,133	—	—
Total investments in securities	$358,257,377	$357,897,118	—	$360,259

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       31

reflected in Other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2016 were $1,651. For the year ended March 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2016, the fund has a capital loss carryforward of $9,977,093 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of March 31, 2016:

Capital Loss Carryforward Expiring March 31,
2017	2018
$850,715	$9,126,378

Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year. Net capital losses of $775,439 that are the result of security transactions occurring after October 31, 2015, are treated as occurring on April 1, 2016, the first day of the fund's next taxable year. Qualified late year ordinary losses of $538,543 are being deferred and are treated as occurring on April 1, 2016, the first day of the fund's next taxable year.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2016 and 2015 was as follows:

	March 31, 2016	March 31, 2015
Ordinary Income	—	$58,022,280
Long-Term Capital Gain	$19,014,372	$172,546,712
Total	$19,014,372	$230,568,992

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.730% of the first $3.0 billion of the fund's average daily net assets; (b) 0.725% of the next $3.0 billion of the fund's average daily net assets; and (c) 0.700% of the fund's average daily net assets in excess of $6.0 billion. The Advisor has a subadvisory agreement with Baillie Gifford Overseas Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.70%, 1.45%, 1.60%, 1.20%, 1.00%, and 1.14% for Class R1, Class R2, Class R3, Class R4, Class R5, and Class ADV shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. These expense limitations shall remain in effect until June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, Class R6 shares had fee waivers and/or reimbursement such that the expenses would not exceed 0.86% of the total operating expenses for Class R6 shares.

Effective July 1,2015 the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.20%, 2.05%, 0.95%, and 1.25% for Class A, Class B, Class I, and Class T shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. These expense

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limitations shall remain in effect until June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The expense limitation expires on June 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to July 1, 2015, the Advisor contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver).

For the year ended March 31, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$101,193	Class R4	$1,912
Class B	858	Class R5	2,021
Class C	1,260	Class R6	4,555
Class I	2,823	Class NAV	362
Class R1	1,784	Class T	26,133
Class R2	3,824	Class ADV	5,542
Class R3	1,895	Total	$154,162

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2016 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4, Class T and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class R5	—	0.05%
Class R1	0.50%	0.25%	Class T	0.30%	—
Class R2	0.25%	0.25%	Class ADV	0.25%	—

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       34

determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $135 for Class R4 shares for the year ended March 31, 2016.

Sales charges. Class A and Class T shares are assessed up-front sales charges of up to 5% of NAV of such shares. The following summarizes the net up front sales charges received by the Distributor during the year ended March 31, 2016:

	Class A	Class T
Retained for printing prospectuses, advertising and sales literature	$75,167	$3,162
Sales commission to unrelated broker-dealers	352,275	11,317
Sales commission to affiliated sales personnel	17,033	5,809
Net sales charges	$444,475	$20,288

Class A, Class B, Class C and Class T shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares and Class I shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2016, CDSCs received by the Distributor amounted to $1,031, $6,837, $852 and $216 for Class A, Class B, Class C and Class T shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$654,322	$332,395	$2,908	$16,191
Class B	113,895	14,452	2,270	532
Class C	167,635	21,293	2,379	1,475
Class I	—	9,858	2,548	447
Class R1	3,979	88	2,105	37
Class R2	798	34	4,120	5
Class R3	1,021	30	2,105	8
Class R4	379	22	2,105	7
Class R5	—	14	2,105	4
Class R6	—	694	3,455	94
Class T	203,385	86,098	3,764	6,581
Class ADV	3,400	1,724	3,635	785
Total	$1,148,814	$466,702	$33,499	$26,166

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to March 31, 2016, state registration fees and printing and postage amounted to $151,128 and $52,277, respectively.

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2016 and 2015 were as follows:

		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	978,130	$20,352,328	1,594,677	$32,566,080
Distributions reinvested	605,954	12,694,773	4,084,927	79,703,498
Repurchased	(2,206,397)	(45,450,113)	(6,000,597)	(122,896,343)
Net decrease	(622,313)	($12,403,012)	(320,993)	($10,626,765)
Class B shares
Sold	16,646	$322,075	6,791	$133,579
Distributions reinvested	30,663	590,260	261,367	4,775,451
Repurchased	(205,670)	(3,885,784)	(362,154)	(6,862,245)
Net decrease	(158,361)	($2,973,449)	(93,996)	($1,953,215)
Class C shares
Sold	115,279	$2,241,270	88,923	$1,668,019
Distributions reinvested	42,654	820,234	236,281	4,313,585
Repurchased	(188,079)	(3,510,193)	(192,450)	(3,650,364)
Net increase (decrease)	(30,146)	($448,689)	132,754	$2,331,240
Class I shares
Sold	273,719	$5,919,699	178,835	$3,825,264
Distributions reinvested	23,452	510,308	759,379	15,298,480
Repurchased	(696,761)	(14,394,878)	(2,991,369)	(61,609,116)
Net decrease	(399,590)	($7,964,871)	(2,053,155)	($42,485,372)
Class R1 shares
Sold	5,737	$111,401	9,405	$182,794
Distributions reinvested	1,067	21,399	5,105	96,316
Repurchased	(17,624)	(357,497)	(3,277)	(64,675)
Net increase (decrease)	(10,820)	($224,697)	11,233	$214,435
Class R2 shares
Sold	5,852	$124,832	1,364	$27,983
Distributions reinvested	325	6,924	25	482
Repurchased	(349)	(6,432)	—	—
Net increase	5,828	$125,324	1,389	$28,465
Class R3 shares
Sold	5,119	$103,111	2,310	$45,979
Distributions reinvested	329	6,672	133	2,534
Repurchased	(1,335)	(26,362)	(794)	(16,024)
Net increase	4,113	$83,421	1,649	$32,489

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		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	258	$5,336	1,287	$26,768
Distributions reinvested	104	2,191	548	10,751
Repurchased	(172)	(3,757)	(1,415)	(27,985)
Net increase	190	$3,770	420	$9,534
Class R5 shares[1]
Repurchased	(4,460)	(89,753)	—	—
Net decrease	(4,460)	($89,753)	—	—
Class R6 shares
Sold	162,708	$3,508,946	67,594	$1,413,018
Distributions reinvested	10,283	225,195	82,171	1,660,185
Repurchased	(83,763)	(1,775,450)	(274,859)	(5,727,525)
Net increase (decrease)	89,228	$1,958,691	(125,094)	($2,654,322)
Class T shares
Sold	41,795	$835,029	41,904	$841,233
Distributions reinvested	158,528	3,275,201	938,410	18,081,064
Repurchased	(374,681)	(7,601,971)	(501,662)	(9,963,242)
Net increase (decrease)	(174,358)	($3,491,741)	478,652	$8,959,055
Class ADV shares
Sold	408	$8,621	51,204	$1,153,970
Distributions reinvested	2,622	55,925	211,182	4,186,945
Repurchased	(51,223)	(1,073,280)	(876,241)	(17,829,367)
Net decrease	(48,193)	($1,008,734)	(613,855)	($12,488,452)
Class NAV shares[2]
Sold	—	—	443,565	$11,546,739
Distributions reinvested	—	—	4,784,638	96,887,085
Repurchased	(537,683)	(11,731,391)	(20,846,865)	(423,450,264)
Net decrease	(537,683)	($11,731,391)	(15,618,662)	($315,016,440)
Total net decrease	(1,886,565)	($38,165,131)	(18,199,658)	($373,649,348)

1 Effective 3-10-16, Class R5 shares were liquidated.

2 Effective 8-28-15, Class NAV shares were liquidated.

Affiliates of the fund owned 38%, 44%, and 74% of shares of beneficial interest of Class R2, Class R3, and Class R4, respectively, on March 31, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $179,640,078 and $232,737,496, respectively, for the year ended March 31, 2016.

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Note 7 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at March 31, 2016:

Issuer, description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 3-31-16
Source HOV	10-31-14	$4,726,919	510	510	0.10%	$360,259

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III and John Hancock Select Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Select Growth Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 13, 2016

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       39

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $19,014,372 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       40

Special shareholder meeting

The fund held a Special Meeting of Shareholders on March 30, 2016. The following proposal was considered by the shareholders:

Proposal: Approve an Agreement and Plan of Reorganization between John Hancock Select Growth Fund and John Hancock Strategic Growth Fund.

FOR	AGAINST	ABSTAIN
8,790,826.813	314,306.034	561,452,190

As a result of the shareholders' approval of the proposal, the reorganization is expected to occur as of the close of business on April 22, 2016.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2006	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       44

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       45

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Baillie Gifford Overseas Limited (BG Overseas)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SELECT GROWTH FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2060)

Retirement Living Portfolios (2010-2060)

Retirement Living II Portfolios (2010-2060)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Select Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF288159	334A 3/16 5/16

John Hancock

Disciplined Value Fund

Annual report 3/31/16

A message to shareholders

Dear shareholder,

The 12-month period covered by this report was a challenging one for U.S. equity investors. Many market indexes tumbled late last summer and again in the winter amid concerns about slowing global growth, particularly in China. The volatility extended to commodity markets, as oil prices hit multi-year lows before rebounding toward the end of the period. The investment landscape improved late in the period as stocks and other so-called risk assets regained positive momentum.

Despite the increase in volatility, the economic picture in the United States offers reasons for optimism. In December, the U.S. Federal Reserve raised short-term interest rates for the first time in nine years on evidence that the persistent strength in the labor markets warranted a somewhat less accommodative stance. Economic data generally remained strong entering the spring.

Volatile market environments are naturally unsettling. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place. However, your best resource in times like these is your financial advisor, who can ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
32	Notes to financial statements
41	Auditor's report
42	Tax information
43	Trustees and Officers
47	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares of John Hancock Disciplined Value Fund. Class A shares were first offered on 12-22-08. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Equity markets affected by periods of global volatility

The market was extremely volatile during the period, as equities continued to be affected by slowing global growth and lower oil prices.

The fund was down, and underperformed its benchmark

The fund trailed its benchmark, the Russell 1000 Value Index, due to detrimental stock selection and sector allocation.

Underweights in utilities and stock selection in industrials, materials, information technology, and healthcare were the top relative detractors

From a sector standpoint, utilities, industrials, materials, information technology, and healthcare were the top relative detractors; the energy and consumer staples sectors helped.

SECTOR COMPOSITION AS OF 3/31/16 (%)

A note about risks

Value stocks may decline in price. Large company stocks could fall out of favor, and illiquid securities may be difficult to sell at a price approximating their value. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments in a wider variety of sectors. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Mark E. Donovan, CFA, Boston Partners

Mark E. Donovan, CFA
Portfolio Manager
Boston Partners

Can you briefly describe the market environment over the past 12 months?

U.S. equities generally declined over the 12-month period ended March 31, 2016. For the first part of the period, the market traded in a tight band and was generally positive. Major indexes reached record highs, but then experienced their worst quarterly returns since 2011 as a significant slowdown in China and a drop in commodity prices signaled a potential for an impending global recession. Markets were mostly positive to end the calendar year, overcoming concerns of monetary policy and global growth, as well as continued weakness in oil prices. U.S. equities experienced double-digit declines from early January until mid-February, which resulted from oil prices dropping into the mid-$20 range, a strengthening U.S. dollar, and fears of a slowing global economy. Near the end of the fiscal year, as the U.S. Federal Reserve became more dovish with its rate expectations, the dollar weakened, oil prices rallied as production expectations tempered, and the European Central Bank embarked on a more aggressive quantitative easing program. In this environment, the fund's primary benchmark, the Russell 1000 Value Index, was down 1.54%.

What factors caused the fund to underperform its benchmark?

Adverse stock selection primarily drove relative underperformance. The utilities sector was the most significant detractor to relative returns due to a detrimental underweight position and unfavorable stock selection. The industrials and materials sectors also detracted from relative returns due primarily to stock selection.

Relative to the benchmark, General Electric Company and AT&T Inc. were the top detractors, as the companies perfomed well but were not the portfolio. In healthcare, Express Scripts Holding

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       4

"The utilities sector was the most significant detractor to relative returns due to a detrimental underweight position and unfavorable stock selection."
Company was adversely affected late in the period by a request from its largest client to cut $3 billion from drug costs. In financials, Citigroup Inc. reported weaker-than-expected core revenues and investors were concerned with the bank's exposure to emerging markets.

What performed well?

The energy and consumer staples sector were the top contributors to relative performance due to a favorable underweight position in energy and positive stock selection in consumer staples. In consumer staples, an overweight position in Tyson Foods, Inc. was beneficial, as the company experienced strong growth from its chicken division and management set attractive profit margin targets for future periods.

What were some notable additions and deletions to the portfolio?

New positions included drug and medical products distributor Cardinal Health, Inc., which has attractive free cash flow characteristics and is well positioned for continued growth from its joint venture with CVS Health Corp. During the first half market correction, we purchased eBay, Inc., exploiting a valuation opportunity to own a leader in the online e-commerce marketplace that has

TOP 10 HOLDINGS AS OF 3/31/16 (%)

Berkshire Hathaway, Inc., Class B	5.0
JPMorgan Chase & Co.	4.0
Johnson & Johnson	3.9
Wells Fargo & Company	3.1
Microsoft Corp.	3.0
Capital One Financial Corp.	2.9
Verizon Communications, Inc.	2.6
Citigroup, Inc.	2.4
Occidental Petroleum Corp.	2.4
Phillips 66	2.3
TOTAL	31.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       5

"We continue to invest on a stock-by-stock basis within our three-circle discipline of attractive valuation, sound fundamentals, and a catalyst for improvement."
attractive free cash flow characteristics and keener business clarity after its decision to create a PayPal Holdings, Inc. spin-off. Another new position was Textron, Inc.; we believe the aviation and industrial conglomerate is well positioned for an improving business jet cycle. We also initiated positions in Flextronics International, Ltd., The Dow Chemical Company, and Hewlett Packard Enterprise Company.

During the period, we liquidated positions on deteriorating business momentum, such as ON Semiconductor Corp. and EMC Corp.; weak business momentum and poor merger and acquisition in the case of Scripps Networks Interactive, Inc.; and, we reached target valuation in the case of TE Connectivity, Ltd. We also closed the fund's position in NXP Semiconductors NV, because of negative momentum created by lowered earnings guidance.

How was the fund positioned at the end of the period?

Looking ahead, we continue to favor healthcare and consumer services given that these are stable industries with solid free cash flow. The fund is overweight in financials, and banks in particular, based on attractive valuation and the potential for improved profitability as currently depressed net interest margins have the potential for marked improvement when interest rates rise. We continue to see yield sectors as expensive relative to their historical averages and levels of profitability and growth.

The fund continues to be underweight yield-focused segments such as utilities, consumer staples, and real estate investment trusts, and continues to hold meaningful weights in large banks on improved capital ratios, healthier balance sheets, and attractive valuations.

The largest sector overweights were consumer discretionary, materials, healthcare, technology, and financials. Conversely, the biggest sector underweights were utilities, consumer staples, industrials,

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       6

energy, and telecommunication services. We continue to invest on a stock-by-stock basis within our three-circle discipline of attractive valuation, sound fundamentals, and a catalyst for improvement.

MANAGED BY

Mark E. Donovan, CFA On the fund since inception Investing since 1981
David J. Pyle, CFA On the fund since 2000 Investing since 1995

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2016

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Class A1	-10.02	8.51	5.97	—	50.40	78.58	—
Class B1	-10.55	8.43	5.56	—	49.91	71.73	—
Class C1	-6.91	8.79	5.59	—	52.37	72.24	—
Class I1,2	-5.02	9.95	6.86	—	60.68	94.22	—
Class I2[1,2]	-5.07	9.95	6.79	—	60.69	92.90	—
Class R1[1,2]	-5.66	9.16	6.10	—	55.00	80.77	—
Class R2[1,2]	-5.42	9.44	6.29	—	56.99	84.06	—
Class R3[1,2]	-5.57	9.27	6.21	—	55.78	82.62	—
Class R4[1,2]	-5.22	9.71	6.58	—	58.93	89.08	—
Class R5[1,2]	-5.02	10.00	6.88	—	61.08	94.58	—
Class R6[1,2]	-5.00	10.04	6.91	—	61.34	95.13	—
Class NAV[2,3]	-4.95	10.08	—	13.82	61.65	—	142.42
Index 1†	-1.54	10.25	5.72	—	62.86	74.37	—
Index 2†	1.78	11.58	7.01	—	72.95	96.87	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.08	1.83	1.83	0.82	0.82	1.47	1.22	1.37	1.07	0.77	0.72	0.70
Net (%)	1.08	1.83	1.83	0.82	0.82	1.47	1.22	1.37	0.97	0.77	0.70	0.70

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,4	3-31-06	17,173	17,173	17,437	19,687
Class C1,4	3-31-06	17,224	17,224	17,437	19,687
Class I1,2	3-31-06	19,422	19,422	17,437	19,687
Class I2[1,2]	3-31-06	19,290	19,290	17,437	19,687
Class R1[1,2]	3-31-06	18,077	18,077	17,437	19,687
Class R2[1,2]	3-31-06	18,406	18,406	17,437	19,687
Class R3[1,2]	3-31-06	18,262	18,262	17,437	19,687
Class R4[1,2]	3-31-06	18,908	18,908	17,437	19,687
Class R5[1,2]	3-31-06	19,458	19,458	17,437	19,687
Class R6[1,2]	3-31-06	19,513	19,513	17,437	19,687
Class NAV[2]	5-29-09	24,242	24,242	24,807	26,242

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares and its Institutional shares were exchanged for Class I shares of John Hancock Disciplined Value Fund. Class A, Class B, and Class C shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, and Class C shares, as applicable. Class I and Class I2 shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's institutional shares that have been recalculated to reflect the gross fees and expenses of Class I and Class I2 shares, as applicable. Class R1 shares were first offered on 7-13-09; Class R2 shares were first offered on 3-1-12; Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R6 shares were first offered on 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 5-29-09.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,040.30	$5.46	1.07%
Class B	1,000.00	1,036.20	9.26	1.82%
Class C	1,000.00	1,036.10	9.26	1.82%
Class I	1,000.00	1,041.80	4.08	0.80%
Class I2	1,000.00	1,041.80	4.08	0.80%
Class R1	1,000.00	1,038.40	7.49	1.47%
Class R2	1,000.00	1,039.30	6.17	1.21%
Class R3	1,000.00	1,038.90	6.93	1.36%
Class R4	1,000.00	1,040.80	4.90	0.96%
Class R5	1,000.00	1,041.70	3.88	0.76%
Class R6	1,000.00	1,041.90	3.52	0.69%
Class NAV	1,000.00	1,042.40	3.52	0.69%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.40	1.07%
Class B	1,000.00	1,015.90	9.17	1.82%
Class C	1,000.00	1,015.90	9.17	1.82%
Class I	1,000.00	1,021.00	4.04	0.80%
Class I2	1,000.00	1,021.00	4.04	0.80%
Class R1	1,000.00	1,017.70	7.42	1.47%
Class R2	1,000.00	1,019.00	6.11	1.21%
Class R3	1,000.00	1,018.20	6.86	1.36%
Class R4	1,000.00	1,020.20	4.85	0.96%
Class R5	1,000.00	1,021.20	3.84	0.76%
Class R6	1,000.00	1,021.60	3.49	0.69%
Class NAV	1,000.00	1,021.60	3.49	0.69%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       11

Fund's investments

As of 3-31-16
	Shares	Value
Common stocks 97.5%		$12,662,662,264
(Cost $11,920,536,570)
Consumer discretionary 10.2%		1,328,045,310
Auto components 0.5%
Lear Corp.	531,159	59,048,946
Hotels, restaurants and leisure 0.5%
Six Flags Entertainment Corp.	1,231,531	68,337,655
Household durables 1.1%
DR Horton, Inc.	1,366,368	41,305,305
PulteGroup, Inc.	5,662,251	105,940,716
Media 6.4%
CBS Corp., Class B	3,919,242	215,911,042
Comcast Corp., Class A	2,033,066	124,179,671
Liberty Global PLC LiLAC, Series C (I)	1,169,585	44,303,880
Liberty Global PLC, Series C (I)	3,909,659	146,846,792
Liberty Media Corp., Series C (I)	1,393,936	53,095,022
Omnicom Group, Inc.	982,893	81,806,184
Time Warner, Inc.	2,196,317	159,342,798
Multiline retail 1.3%
Target Corp.	2,132,641	175,473,701
Specialty retail 0.4%
Best Buy Company, Inc.	1,616,942	52,453,598
Consumer staples 1.7%		215,553,237
Food and staples retailing 0.8%
CVS Health Corp.	951,695	98,719,322
Food products 0.9%
Tyson Foods, Inc., Class A	1,752,684	116,833,915
Energy 10.7%		1,386,352,718
Oil, gas and consumable fuels 10.7%
California Resources Corp.	471,665	485,814
Canadian Natural Resources, Ltd.	4,669,846	126,085,842
Cimarex Energy Company	852,088	82,882,600
Diamondback Energy, Inc. (I)	1,220,615	94,207,066
Energen Corp.	1,483,820	54,292,974
EOG Resources, Inc.	3,367,007	244,377,368
EQT Corp.	351,930	23,670,812
Marathon Petroleum Corp.	1,038,580	38,614,404
Occidental Petroleum Corp.	4,466,084	305,614,128
Phillips 66	3,388,915	293,446,150
QEP Resources, Inc.	4,396,380	62,032,922

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       12

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Valero Energy Corp.	945,473	$60,642,638
Financials 29.8%		3,862,624,367
Banks 12.9%
Bank of America Corp.	19,722,041	266,641,994
BB&T Corp.	2,644,447	87,980,752
Citigroup, Inc.	7,581,963	316,546,955
Fifth Third Bancorp	4,155,237	69,350,906
JPMorgan Chase & Co.	8,830,587	522,947,362
Wells Fargo & Company	8,397,003	406,079,065
Consumer finance 6.0%
Ally Financial, Inc. (I)	6,064,637	113,530,005
Capital One Financial Corp.	5,431,744	376,474,177
Discover Financial Services	4,393,983	223,741,614
Navient Corp.	5,266,677	63,042,124
Diversified financial services 5.0%
Berkshire Hathaway, Inc., Class B (I)	4,571,902	648,661,456
Insurance 5.6%
Aon PLC	1,015,401	106,058,634
Chubb, Ltd.	1,797,165	214,132,210
MetLife, Inc.	2,043,517	89,792,137
The Allstate Corp.	2,127,150	143,306,096
The Travelers Companies, Inc.	587,163	68,527,794
XL Group PLC	2,967,902	109,218,794
Real estate investment trusts 0.3%
American Homes 4 Rent, Class A	2,301,402	36,592,292
Health care 13.3%		1,728,550,791
Biotechnology 1.5%
Gilead Sciences, Inc.	2,174,566	199,755,633
Health care equipment and supplies 0.6%
Zimmer Biomet Holdings, Inc.	664,574	70,863,526
Health care providers and services 5.2%
Anthem, Inc.	826,495	114,874,540
Cardinal Health, Inc.	1,313,659	107,654,355
Cigna Corp.	1,149,987	157,824,216
Express Scripts Holding Company (I)	1,814,788	124,657,788
McKesson Corp.	531,721	83,613,127
UnitedHealth Group, Inc.	687,394	88,605,087
Pharmaceuticals 6.0%
Johnson & Johnson	4,721,386	510,853,965
Merck & Company, Inc.	4,149,112	219,529,516

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       13

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries, Ltd., ADR	940,367	$50,319,038
Industrials 7.6%		986,017,785
Aerospace and defense 4.7%
General Dynamics Corp.	1,381,738	181,518,921
Honeywell International, Inc.	641,095	71,834,695
Lockheed Martin Corp.	587,291	130,084,957
Raytheon Company	1,133,191	138,963,212
Textron, Inc.	2,290,526	83,512,578
Airlines 2.9%
Delta Air Lines, Inc.	5,234,969	254,838,291
United Continental Holdings, Inc. (I)	2,092,635	125,265,131
Information technology 13.8%		1,793,559,455
Communications equipment 2.7%
Cisco Systems, Inc.	7,376,822	210,018,122
Harris Corp.	1,751,804	136,395,459
Electronic equipment, instruments and components 1.2%
Flextronics International, Ltd. (I)	12,634,844	152,376,218
Internet software and services 1.8%
Alphabet, Inc., Class A (I)	120,599	92,004,977
eBay, Inc. (I)	5,790,701	138,166,126
IT services 0.7%
Computer Sciences Corp.	2,647,896	91,061,143
Semiconductors and semiconductor equipment 0.5%
Texas Instruments, Inc.	1,191,900	68,438,898
Software 4.9%
Activision Blizzard, Inc.	2,011,074	68,054,744
Microsoft Corp.	7,023,243	387,893,711
Oracle Corp.	4,530,957	185,361,451
Technology hardware, storage and peripherals 2.0%
Apple, Inc.	928,753	101,224,789
Hewlett Packard Enterprise Company	9,168,856	162,563,817
Materials 6.6%		862,458,874
Chemicals 4.0%
Huntsman Corp.	4,214,957	56,058,928
LyondellBasell Industries NV, Class A	1,074,970	91,995,933
Methanex Corp. (L)	2,220,267	71,314,976
PPG Industries, Inc.	1,205,217	134,369,643
The Dow Chemical Company	3,319,417	168,825,549

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       14

			Shares	Value
Materials (continued)
Containers and packaging 1.9%
Crown Holdings, Inc. (I)			2,407,408	$119,383,363
International Paper Company			1,927,886	79,120,441
WestRock Company			1,164,618	45,455,041
Metals and mining 0.7%
Barrick Gold Corp.			7,064,433	95,935,000
Telecommunication services 2.6%				340,023,836
Diversified telecommunication services 2.6%
Verizon Communications, Inc.			6,287,423	340,023,836
Utilities 1.2%				159,475,891
Independent power and renewable electricity producers 1.2%
AES Corp.			13,514,906	159,475,891
	Yield (%)		Shares	Value
Securities lending collateral 0.2%				$24,955,196
(Cost $24,953,066)
John Hancock Collateral Trust (W)	0.4918(Y	)	2,493,948	24,955,196
Short-term investments 1.3%				$162,806,580
(Cost $162,806,580)
Money market funds 1.3%				162,806,580
State Street Institutional U.S. Government Money Market Fund	0.2385(Y	)	162,806,580	162,806,580
Total investments (Cost $12,108,296,216)† 99.0%				$12,850,424,040
Other assets and liabilities, net 1.0%				$136,238,533
Total net assets 100.0%				$12,986,662,573

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 3-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-16.
†	At 3-31-16, the aggregate cost of investment securities for federal income tax purposes was $12,188,748,196. Net unrealized appreciation aggregated to $661,675,844, of which $1,171,554,955 related to appreciated investment securities and $509,879,111 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-16

Assets
Unaffiliated investments, at value (Cost $12,083,343,150) including $24,428,775 of securities loaned	$12,825,468,844
Affiliated investments, at value (Cost $24,953,066)	24,955,196
Total investments, at value (Cost $12,108,296,216)	12,850,424,040
Cash	58,593
Receivable for investments sold	158,011,814
Receivable for fund shares sold	31,742,252
Dividends and interest receivable	15,367,725
Receivable for securities lending income	62,742
Receivable due from advisor	1,024
Other receivables and prepaid expenses	308,107
Total assets	13,055,976,297
Liabilities
Payable for investments purchased	17,689,692
Payable for fund shares repurchased	24,285,571
Payable upon return of securities loaned	24,954,125
Payable to affiliates
Accounting and legal services fees	125,742
Transfer agent fees	1,006,193
Distribution and service fees	136,319
Trustees' fees	2,654
Other liabilities and accrued expenses	1,113,428
Total liabilities	69,313,724
Net assets	$12,986,662,573
Net assets consist of
Paid-in capital	$12,537,323,298
Undistributed net investment income	38,532,555
Accumulated net realized gain (loss) on investments and foreign currency transactions	(331,340,806)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	742,147,526
Net assets	$12,986,662,573

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($2,374,706,176 ÷ 134,628,058 shares)[1]	$17.64
Class B ($14,149,918 ÷ 850,147 shares)[1]	$16.64
Class C ($308,763,718 ÷ 18,500,853 shares)[1]	$16.69
Class I ($6,730,257,852 ÷ 392,719,715 shares)	$17.14
Class I2 ($49,259,443 ÷ 2,874,487 shares)	$17.14
Class R1 ($26,295,069 ÷ 1,535,421 shares)	$17.13
Class R2 ($135,706,535 ÷ 7,922,742 shares)	$17.13
Class R3 ($29,971,121 ÷ 1,750,921 shares)	$17.12
Class R4 ($268,388,787 ÷ 15,655,751 shares)	$17.14
Class R5 ($274,718,209 ÷ 16,010,719 shares)	$17.16
Class R6 ($2,023,962,723 ÷ 117,980,118 shares)	$17.16
Class NAV ($750,483,022 ÷ 43,732,647 shares)	$17.16
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.57

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       17

STATEMENT OF OPERATIONS   For the year ended 3-31-16

Investment income
Dividends	$259,580,666
Securities lending	257,123
Interest	150,622
Less foreign taxes withheld	(1,031,371)
Total investment income	258,957,040
Expenses
Investment management fees	87,988,411
Distribution and service fees	11,967,001
Accounting and legal services fees	1,764,301
Transfer agent fees	12,302,847
Trustees' fees	190,397
State registration fees	507,126
Printing and postage	749,987
Professional fees	345,351
Custodian fees	1,487,748
Registration and filing fees	139,098
Other	189,098
Total expenses	117,631,365
Less expense reductions	(1,539,309)
Net expenses	116,092,056
Net investment income	142,864,984
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(26,762,126)
Affiliated investments	(962)
Redemption in kind	(20,206,425)
(46,969,513)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(877,254,170)
Affiliated investments	2,130
(877,252,040)
Net realized and unrealized loss	(924,221,553)
Decrease in net assets from operations	($781,356,569)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-16	Year ended 3-31-15
Increase (decrease) in net assets
From operations
Net investment income	$142,864,984	$144,622,642
Net realized gain (loss)	(46,969,513)	566,408,861
Change in net unrealized appreciation (depreciation)	(877,252,040)	175,795,879
Increase (decrease) in net assets resulting from operations	(781,356,569)	886,827,382
Distributions to shareholders
From net investment income
Class A	(27,728,943)	(12,683,136)
Class B	(46,278)	—
Class C	(972,189)	—
Class I	(99,117,523)	(51,067,801)
Class I2	(856,842)	(680,456)
Class R1	(162,991)	(13,155)
Class R2	(1,237,692)	(439,223)
Class R3	(227,765)	(52,490)
Class R4	(3,084,295)	(1,076,510)
Class R5	(5,356,973)	(3,033,264)
Class R6	(26,166,598)	(11,805,127)
Class NAV	(10,834,910)	(7,020,069)
From net realized gain
Class A	(84,699,290)	(103,062,586)
Class B	(510,604)	(791,952)
Class C	(10,725,915)	(10,999,627)
Class I	(242,069,838)	(274,429,513)
Class I2	(2,092,624)	(3,703,254)
Class R1	(797,491)	(838,821)
Class R2	(4,353,601)	(4,578,609)
Class R3	(965,781)	(1,002,415)
Class R4	(8,517,823)	(7,472,393)
Class R5	(12,597,550)	(14,084,398)
Class R6	(58,494,746)	(54,545,637)
Class NAV	(24,221,158)	(32,436,257)
Total distributions	(625,839,420)	(595,816,693)
From fund share transactions	1,190,687,737	4,642,210,923
Total increase (decrease)	(216,508,252)	4,933,221,612
Net assets
Beginning of year	13,203,170,825	8,269,949,213
End of year	$12,986,662,573	$13,203,170,825
Undistributed net investment income	$38,532,555	$72,933,906

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       19

Financial highlights

Class A Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$19.44	$18.94	$15.94	$14.33	$13.83
Net investment income[1]	0.16	0.20	0.12	0.14	0.11
Net realized and unrealized gain (loss) on investments	(1.18)	1.19	3.85	2.09	0.77
Total from investment operations	(1.02)	1.39	3.97	2.23	0.88
Less distributions
From net investment income	(0.19)	(0.10)	(0.09)	(0.12)	(0.07)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.78)	(0.89)	(0.97)	(0.62)	(0.38)
Net asset value, end of period	$17.64	$19.44	$18.94	$15.94	$14.33
Total return (%)[2,3]	(5.29)	7.53	25.30	16.04	6.91
Ratios and supplemental data
Net assets, end of period (in millions)	$2,375	$2,705	$2,702	$1,481	$1,068
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.08	1.12	1.20	1.24
Expenses including reductions	1.07	1.08	1.11	1.20	1.24
Net investment income	0.87	1.04	0.68	0.95	0.82
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       20

Class B Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.38	$18.00	$15.24	$13.73	$13.30
Net investment income (loss)[1]	0.02	0.04	(0.03)	0.01	— [2]
Net realized and unrealized gain (loss) on investments	(1.12)	1.13	3.67	2.01	0.74
Total from investment operations	(1.10)	1.17	3.64	2.02	0.74
Less distributions
From net investment income	(0.05)	—	—	(0.01)	—
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.64)	(0.79)	(0.88)	(0.51)	(0.31)
Net asset value, end of period	$16.64	$18.38	$18.00	$15.24	$13.73
Total return (%)[3,4]	(6.02)	6.68	24.21	15.09	5.99
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$19	$19	$14	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	1.91	1.96	2.08	2.14
Expenses including reductions	1.84	1.90	1.96	2.05	2.05
Net investment income (loss)	0.09	0.20	(0.17)	0.10	0.01
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       21

Class C Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.43	$18.03	$15.26	$13.74	$13.30
Net investment income (loss)[1]	0.02	0.07	(0.02)	0.02	0.01
Net realized and unrealized gain (loss) on investments	(1.12)	1.12	3.67	2.01	0.74
Total from investment operations	(1.10)	1.19	3.65	2.03	0.75
Less distributions
From net investment income	(0.05)	—	—	(0.01)	—
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.64)	(0.79)	(0.88)	(0.51)	(0.31)
Net asset value, end of period	$16.69	$18.43	$18.03	$15.26	$13.74
Total return (%)[2,3]	(6.00)	6.78	24.25	15.19	6.07
Ratios and supplemental data
Net assets, end of period (in millions)	$309	$302	$171	$59	$40
Ratios (as a percentage of average net assets):
Expenses before reductions	1.83	1.84	1.88	1.98	2.02
Expenses including reductions	1.82	1.83	1.88	1.98	2.02
Net investment income (loss)	0.12	0.35	(0.09)	0.17	0.04
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       22

Class I Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.91	$18.44	$15.54	$13.99	$13.52
Net investment income[1]	0.20	0.25	0.17	0.18	0.15
Net realized and unrealized gain (loss) on investments	(1.14)	1.16	3.75	2.04	0.75
Total from investment operations	(0.94)	1.41	3.92	2.22	0.90
Less distributions
From net investment income	(0.24)	(0.15)	(0.14)	(0.17)	(0.12)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.83)	(0.94)	(1.02)	(0.67)	(0.43)
Net asset value, end of period	$17.14	$18.91	$18.44	$15.54	$13.99
Total return (%)[2]	(5.02)	7.86	25.61	16.40	7.27
Ratios and supplemental data
Net assets, end of period (in millions)	$6,730	$7,026	$3,671	$1,680	$711
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.81	0.83	0.87	0.88
Expenses including reductions	0.80	0.81	0.83	0.87	0.88
Net investment income	1.13	1.34	0.96	1.26	1.18
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       23

Class I2 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.92	$18.45	$15.55	$13.99	$13.53
Net investment income[1]	0.20	0.24	0.17	0.18	0.15
Net realized and unrealized gain (loss) on investments	(1.15)	1.17	3.75	2.05	0.75
Total from investment operations	(0.95)	1.41	3.92	2.23	0.90
Less distributions
From net investment income	(0.24)	(0.15)	(0.14)	(0.17)	(0.13)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.83)	(0.94)	(1.02)	(0.67)	(0.44)
Net asset value, end of period	$17.14	$18.92	$18.45	$15.55	$13.99
Total return (%)[2]	(5.07)	7.85	25.63	16.51	7.24
Ratios and supplemental data
Net assets, end of period (in millions)	$49	$89	$75	$34	$25
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.84	0.87	0.92	0.93
Expenses including reductions	0.81	0.83	0.85	0.85	0.85
Net investment income	1.11	1.28	0.96	1.29	1.21
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       24

Class R1 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.90	$18.43	$15.54	$13.99	$13.52
Net investment income[1]	0.09	0.12	0.04	0.08	0.06
Net realized and unrealized gain (loss) on investments	(1.15)	1.15	3.75	2.04	0.74
Total from investment operations	(1.06)	1.27	3.79	2.12	0.80
Less distributions
From net investment income	(0.12)	(0.01)	(0.02)	(0.07)	(0.02)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.71)	(0.80)	(0.90)	(0.57)	(0.33)
Net asset value, end of period	$17.13	$18.90	$18.43	$15.54	$13.99
Total return (%)[2]	(5.66)	7.09	24.69	15.63	6.41
Ratios and supplemental data
Net assets, end of period (in millions)	$26	$22	$13	$6	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.54	1.67	1.85	2.16
Expenses including reductions	1.47	1.53	1.57	1.58	1.65
Net investment income	0.48	0.63	0.22	0.56	0.45
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       25

Class R2 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.90	$18.44	$15.55	$14.00	$13.49
Net investment income[2]	0.13	0.19	0.08	0.12	—	[3]
Net realized and unrealized gain (loss) on investments	(1.14)	1.14	3.75	2.04	0.51
Total from investment operations	(1.01)	1.33	3.83	2.16	0.51
Less distributions
From net investment income	(0.17)	(0.08)	(0.06)	(0.11)	—
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	—
Total distributions	(0.76)	(0.87)	(0.94)	(0.61)	—
Net asset value, end of period	$17.13	$18.90	$18.44	$15.55	$14.00
Total return (%)[4]	(5.42)	7.39	24.98	15.90	3.78	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$136	$120	$38	$4	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.25	1.33	3.02	15.96	[7]
Expenses including reductions	1.21	1.24	1.32	1.32	1.40	[7]
Net investment income	0.74	0.99	0.45	0.80	0.41	[7]
Portfolio turnover (%)	61	44	45	44	44	[8]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       26

Class R3 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.89	$18.43	$15.54	$13.99	$13.52
Net investment income[1]	0.10	0.14	0.06	0.10	0.07
Net realized and unrealized gain (loss) on investments	(1.14)	1.15	3.74	2.04	0.75
Total from investment operations	(1.04)	1.29	3.80	2.14	0.82
Less distributions
From net investment income	(0.14)	(0.04)	(0.03)	(0.09)	(0.04)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.73)	(0.83)	(0.91)	(0.59)	(0.35)
Net asset value, end of period	$17.12	$18.89	$18.43	$15.54	$13.99
Total return (%)[2]	(5.57)	7.20	24.81	15.75	6.52
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$28	$15	$4	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.43	1.57	2.33	11.16
Expenses including reductions	1.37	1.42	1.47	1.48	1.55
Net investment income	0.57	0.73	0.35	0.67	0.54
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       27

Class R4 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.92	$18.45	$15.54	$13.99	$13.52
Net investment income[1]	0.18	0.25	0.13	0.16	0.11
Net realized and unrealized gain (loss) on investments	(1.16)	1.12	3.76	2.03	0.75
Total from investment operations	(0.98)	1.37	3.89	2.19	0.86
Less distributions
From net investment income	(0.21)	(0.11)	(0.10)	(0.14)	(0.08)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.80)	(0.90)	(0.98)	(0.64)	(0.39)
Net asset value, end of period	$17.14	$18.92	$18.45	$15.54	$13.99
Total return (%)[2]	(5.22)	7.67	25.44	16.19	6.86
Ratios and supplemental data
Net assets, end of period (in millions)	$268	$228	$75	$5	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.08	1.11	1.63	2.35
Expenses including reductions	0.96	0.97	1.01	1.09	1.25
Net investment income	1.00	1.31	0.75	1.09	0.85
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       28

Class R5 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.94	$18.47	$15.57	$14.00	$13.53
Net investment income[1]	0.21	0.24	0.18	0.20	0.15
Net realized and unrealized gain (loss) on investments	(1.15)	1.19	3.76	2.04	0.74
Total from investment operations	(0.94)	1.43	3.94	2.24	0.89
Less distributions
From net investment income	(0.25)	(0.17)	(0.16)	(0.17)	(0.11)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.84)	(0.96)	(1.04)	(0.67)	(0.42)
Net asset value, end of period	$17.16	$18.94	$18.47	$15.57	$14.00
Total return (%)[2]	(5.02)	7.98	25.71	16.55	7.20
Ratios and supplemental data
Net assets, end of period (in millions)	$275	$376	$591	$415	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.73	0.74	0.78	0.90
Expenses including reductions	0.76	0.72	0.73	0.78	0.90
Net investment income	1.16	1.27	1.05	1.42	1.19
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       29

Class R6 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.94	$18.47	$15.57	$14.00	$12.19
Net investment income[2]	0.23	0.31	0.19	0.19	0.10
Net realized and unrealized gain (loss) on investments	(1.15)	1.12	3.75	2.06	2.15
Total from investment operations	(0.92)	1.43	3.94	2.25	2.25
Less distributions
From net investment income	(0.27)	(0.17)	(0.16)	(0.18)	(0.13)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.86)	(0.96)	(1.04)	(0.68)	(0.44)
Net asset value, end of period	$17.16	$18.94	$18.47	$15.57	$14.00
Total return (%)[3]	(5.00)	7.99	25.72	16.60	19.09	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2,024	$1,444	$356	$118	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.72	0.74	0.82	2.32	[5]
Expenses including reductions	0.69	0.69	0.73	0.82	0.86	[5]
Net investment income	1.26	1.63	1.06	1.28	1.31	[5]
Portfolio turnover (%)	61	44	45	44	44	[6]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       30

Class NAV Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.94	$18.47	$15.57	$14.00	$13.53
Net investment income[1]	0.23	0.27	0.19	0.20	0.16
Net realized and unrealized gain (loss) on investments	(1.15)	1.16	3.75	2.05	0.75
Total from investment operations	(0.92)	1.43	3.94	2.25	0.91
Less distributions
From net investment income	(0.27)	(0.17)	(0.16)	(0.18)	(0.13)
From net realized gain	(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.86)	(0.96)	(1.04)	(0.68)	(0.44)
Net asset value, end of period	$17.16	$18.94	$18.47	$15.57	$14.00
Total return (%)[2]	(4.95)	7.98	25.73	16.66	7.38
Ratios and supplemental data
Net assets, end of period (in millions)	$750	$844	$543	$524	$338
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.69	0.71	0.74	0.77
Expenses including reductions	0.69	0.69	0.71	0.74	0.77
Net investment income	1.25	1.45	1.09	1.40	1.28
Portfolio turnover (%)	61	44	45	44	44

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       31

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class B and Class I2 shares are closed to new investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       32

inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2016, the fund loaned common stocks valued at $24,428,775 and received $24,954,125 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June

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30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2016 were $18,255. For the year ended March 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2016, the fund has a capital loss carryforward of $42,613,675 available to offset future net realized capital gains. This carryforward expires on March 31, 2017.

For federal income tax purposes, net capital losses of $208,275,151 that are the result of security transactions occurring after October 31, 2015, are treated as occurring on April 1, 2016, the first day of the fund's next taxable year.

It is estimated that $42,613,675 of the capital loss carryforward, which was acquired on July 10, 2009, in a merger with John Hancock Classic Value Fund II, will likely expire unused because of limitations of its use under tax rules.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended March 31, 2016 and 2015 was as follows:

	March 31, 2016	March 31, 2015
Ordinary Income	$194,725,548	$153,764,113
Long-Term Capital Gain	431,113,872	442,052,580
Total	$625,839,420	$595,816,693

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2016, the components of distributable earnings on a tax basis consisted of $38,532,555 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards, redemptions-in-kind and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; (e) 0.650% of the next $10 billion of the fund's average daily net assets; and (f) 0.625% of the fund's average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2016, the waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.85% for Class I2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. The expense limitation expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, Class R1, Class R2, Class R3, and Class R4 shares had fee waivers and/or reimbursement such that the expenses would not exceed 1.57%, 1.32%, 1.47%, and 1.07% for Class R1, Class R2, Class R3, and Class R4 shares, respectively.

Prior to July 1, 2015, the Advisor contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver).

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The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The expense limitation expires on June 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended March 31, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$200,002	Class R3	$2,129
Class B	1,225	Class R4	18,638
Class C	23,348	Class R5	27,655
Class I	531,428	Class R6	411,941
Class I2	5,533	Class NAV	57,924
Class R1	1,773	Total	$1,290,979
Class R2	9,383

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2016 were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $248,330 for Class R4 shares for the year ended March 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $ 6,751,355 for the year ended March 31, 2016. Of this amount, $1,128,391 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,598,907 was paid as sales commissions to broker-dealers and $24,057 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

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Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2016, CDSCs received by the Distributor amounted to $4,189, $15,407 and $52,757 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$6,651,780	$3,379,528	$34,258	$54,512
Class B	162,687	20,650	3,392	336
Class C	3,107,206	394,750	7,996	4,064
Class I	—	8,018,902	51,466	73,539
Class I2	—	83,099	5,000	480
Class R1	177,365	3,902	2,353	194
Class R2	625,508	20,638	6,293	684
Class R3	184,255	4,669	2,393	162
Class R4	865,210	40,991	1,745	1,545
Class R5	192,990	60,015	2,735	3,157
Class R6	—	275,703	7,070	4,341
Total	$11,967,001	$12,302,847	$124,701	$143,014

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to March 31, 2016, state registration fees and printing and postage amounted to $382,425 and $606,973, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2016 and 2015 were as follows:

		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	44,301,255	$815,798,359	56,841,350	$1,096,662,923
Distributions reinvested	6,158,076	110,599,044	6,096,271	113,512,560
Repurchased	(54,962,551)	(993,920,242)	(66,480,727)	(1,293,771,383)
Net decrease	(4,503,220)	($67,522,839)	(3,543,106)	($83,595,900)
Class B shares
Sold	59,738	$1,047,300	153,510	$2,811,812
Distributions reinvested	30,922	525,357	41,496	732,408
Repurchased	(256,680)	(4,503,364)	(241,758)	(4,433,014)
Net decrease	(166,020)	($2,930,707)	(46,752)	($888,794)
Class C shares
Sold	5,528,820	$97,427,585	8,106,379	$148,626,164
Distributions reinvested	569,548	9,699,400	496,009	8,774,404
Repurchased	(3,996,905)	(69,093,915)	(1,710,943)	(31,451,792)
Net increase	2,101,463	$38,033,070	6,891,445	$125,948,776
Class I shares
Sold	190,491,019	$3,407,661,480	247,842,283	$4,642,725,693
Distributions reinvested	16,212,130	282,739,548	15,934,799	288,419,864
Repurchased	(185,473,837)	(3,207,447,590)	(91,316,321)	(1,722,347,847)
Net increase	21,229,312	$482,953,438	172,460,761	$3,208,797,710
Class I2 shares
Sold	307,430	$5,381,768	1,656,290	$30,693,940
Distributions reinvested	168,625	2,940,817	241,901	4,378,406
Repurchased	(2,314,009)	(39,718,862)	(1,269,673)	(23,897,663)
Net increase	(1,837,954)	($31,396,277)	628,518	$11,174,683
Class R1 shares
Sold	833,092	$15,071,611	664,083	$12,450,925
Distributions reinvested	37,411	653,189	33,470	606,476
Repurchased	(485,576)	(8,813,049)	(264,782)	(4,984,982)
Net increase	384,927	$6,911,751	432,771	$8,072,419
Class R2 shares
Sold	3,045,759	$54,867,155	6,005,834	$112,997,028
Distributions reinvested	251,595	4,390,340	215,651	3,905,448
Repurchased	(1,707,876)	(30,900,304)	(1,928,853)	(36,498,709)
Net increase	1,589,478	$28,357,191	4,292,632	$80,403,767
Class R3 shares
Sold	717,928	$12,779,175	1,086,659	$20,350,336
Distributions reinvested	68,397	1,193,531	58,249	1,054,888
Repurchased	(503,038)	(9,017,120)	(509,459)	(9,588,533)
Net increase	283,287	$4,955,586	635,449	$11,816,691

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		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	6,987,432	$128,107,381	9,353,161	$178,036,022
Distributions reinvested	664,878	11,602,118	472,054	8,548,903
Repurchased	(4,055,369)	(73,641,619)	(1,824,905)	(34,592,289)
Net increase	3,596,941	$66,067,880	8,000,310	$151,992,636
Class R5 shares
Sold	6,518,206	$118,337,460	23,298,183	$442,099,467
Distributions reinvested	1,028,324	17,954,523	944,683	17,117,662
Repurchased	(11,368,179)	(189,153,298)	(36,393,140)	(710,984,144)
Net decrease	(3,821,649)	($52,861,315)	(12,150,274)	($251,767,015)
Class R6 shares
Sold	51,954,451	$924,773,229	59,066,693	$1,140,106,261
Distributions reinvested	4,781,990	83,445,718	3,663,764	66,350,764
Repurchased	(15,027,396)	(268,907,175)	(5,757,098)	(109,055,462)
Net increase	41,709,045	$739,311,772	56,973,359	$1,097,401,563
Class NAV shares
Sold	3,426,415	$60,770,799	14,604,013	$274,185,711
Distributions reinvested	2,007,793	35,056,068	2,177,501	39,456,326
Repurchased	(6,282,156)	(117,018,680)	(1,608,154)	(30,787,650)
Net increase (decrease)	(847,948)	($21,191,813)	15,173,360	$282,854,387
Total net increase	59,717,662	$1,190,687,737	249,748,473	$4,642,210,923

On January 19, 2016, the fund had a redemption in kind in the amount of $102,894,079, which represented approximately 1% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized loss resulting from such redemption in kind is shown on the Statement of operations.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on March 31, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $8,679,838,672 and $7,949,734,356, respectively, for the year ended March 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2016, funds within the John Hancock group of funds complex held 4.65% of the fund's net assets.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III and John Hancock Disciplined Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Disciplined Value Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 13, 2016

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       41

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $431,113,872 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       42

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2006	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee*
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       45

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       46

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2060)

Retirement Living Portfolios (2010-2060)

Retirement Living II Portfolios (2010-2060)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF288153	340A 3/16 5/16

John Hancock

Core High Yield Fund

Annual report 3/31/16

A message to shareholders

Dear shareholder,

The 12-month period covered by this report was a challenging one for investors, and fixed-income markets were no exception. A slowdown in global growth, particularly in China, was a source of anxiety throughout the period. Oil prices hit multi-year lows before rebounding late in the period, and high-yield corporate bonds generally declined on fears of a wave of defaults from commodity-linked issuers. The investment landscape somewhat improved after the close of the period as a wide variety of so-called risk assets rallied.

Despite the volatility, the economic picture in the United States offers reasons for optimism. In December, the U.S. Federal Reserve raised short-term interest rates for the first time in nine years on evidence that the persistent strength in the labor markets warranted a somewhat less accommodative stance. Economic data generally remained strong entering the spring.

Volatile market environments are naturally unsettling. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place. However, your best resource in times like these is your financial advisor, who can ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Core High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
19	Financial statements
23	Financial highlights
30	Notes to financial statements
40	Auditor's report
41	Tax information
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return, consisting of a high level of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16 (%)

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds finished in the red

Falling oil prices and heightened investor risk aversion contributed to a negative return for the high-yield market.

The fund underperformed its benchmark

Security selection, particularly in the energy sector, had an adverse impact on results.

An underweight in BB-rated bonds also detracted

At a time in which investors gravitated toward higher-quality bonds, the fund's underweight in BBs (the market's highest credit tier) detracted from performance.

PORTFOLIO COMPOSITION AS OF 3/31/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Frequent trading may increase fund transaction costs and increase taxable distributions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Manager Konstantin Kizunov, CFA, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Konstantin Kizunov, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past 12 months?

High-yield bonds experienced significant headwinds during the past year, as evidenced by the 3.96% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. The market fell in an almost uninterrupted fashion from the beginning of the period through mid-February, before making up a portion of the lost ground in the final six weeks.

The downturn in the prices of oil and other commodities, which contributed to rising defaults in the natural resources space, was the primary factor weighing on the market's performance. High yield was also pressured by the general decrease in investors' appetite for risk that occurred through the second half of 2015. During this time, the markets were on edge due to concerns about slowing growth in China and uncertainty related to the timing of the U.S. Federal Reserve's first interest-rate hike in more than nine years. These factors led to substantial outflows from high-yield mutual funds and exchange-traded funds, draining demand from the market.

The late rally, while providing a measure of relief for investors, was insufficient to make up for the earlier market downturn. The bounce of late February and March largely mirrored the revival of investor demand that accompanied the announcement of new, increasingly stimulative policies by the world's central banks. Commodity prices also rallied on the news, lifting a key worry from the high-yield market in the final weeks of the period.

When the dust settled at the end of March, the yield spread of the Bank of America Merrill Lynch U.S. High Yield Master II Index stood at 7.05 percentage points over U.S. Treasuries, up from 4.82 on March 31, 2015. (Rising yield spreads indicate underperformance relative to U.S. Treasuries). The peak yield spread of 8.87 percentage points, achieved on February 11, 2016, marked the highest level since October, 2011.

What aspects of the fund's positioning helped and hurt performance?

Security selection was the most important driver of the fund's underperformance relative to the benchmark. While the fund had a large underweight in energy, several holdings in the sector were among its leading individual detractors. Many of the fund's positions in energy were issued by companies that had hedged a large percentage of their production, meaning their finances would be less affected by the direction of oil prices. We also favored secured debt (or bonds backed by

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       4

specific company assets) that had a priority claim in any type of restructuring. However, as energy prices deteriorated to unexpectedly low levels, bond prices fell rapidly across the energy sector—even for the types of lower-risk issues mentioned above. Holdings within the transportation industry—specifically, those with the highest exposure to commodity prices—also contributed to the fund's shortfall.

The fund's positioning among the various credit tiers detracted from its results, as well. The fund held a relative underweight position in securities rated BB and above—where we found it more difficult to identify compelling values—and an overweight in those rated B. Higher-quality bonds in fact outperformed, reflecting investors' heightened aversion to risk. As a result, the fund was hurt by the sell-off in risk assets that occurred through late 2015 and into the early part of this year. This was offset to some degree by the fund's average underweight position in CCC-rated issues, which lagged considerably.

The fund's strategy with respect to duration (interest-rate sensitivity) also detracted, but to a lesser extent than security selection. We believed the U.S. Federal Reserve was going to increase rates faster than it ultimately did, so we positioned the fund with a duration below that of the benchmark. As global growth concerns began to weigh on returns across the financial markets, yields in fact fell as investors sought the safety of U.S. Treasuries.

Certain aspects of the fund's sector allocations contributed positively to performance. In addition to being helped by its below-benchmark weighting in energy, the fund benefited from its overweight positions in the consumer staples and financial services sectors.

QUALITY COMPOSITION AS OF 3/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       5

"Security selection was the most important driver of the fund's underperformance relative to the benchmark."

How was the fund positioned at the end of the period?

Although commodity markets rebounded from mid-February onward, we believe the prices of oil and natural gas still aren't high enough to support the majority of the energy companies represented in the high-yield market. We therefore stayed underweight in the sector, and we expect to maintain this positioning until energy prices stabilize at higher levels.

Given the slowdown in China and its impact on global growth, we emphasized sectors and companies whose exposure to U.S. end markets should enable them to benefit from the improving domestic economy. This view formed the basis for the overweight positions in U.S.-focused industries such as forest products, building materials, construction-rental companies, and home builders.

We continued to see value in B-rated bonds, but we selectively reduced the fund's overweight position in this space late in the period. We made a corresponding increase to BB-rated debt, but we maintained an underweight in the segment overall. The fund's allocation to CCC-rated issues, while an underweight for the vast majority of the period, grew to a modest overweight by the end of March. However, this was the result of the positive returns for the fund's investments in this tier during the final weeks of the period, rather than an active decision to add to the weighting.

The fund continues to hold an allocation to term loans, which are loans to below-investment-grade companies that banks package and sell to investors in the form of securities. We don't see

SECTOR COMPOSITION AS OF 3/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       6

substantial upside potential in the asset class as a whole, but we have identified specific securities where we see compelling bottom-up opportunities.

How would you characterize your overall view of the high-yield market at the close of the period?

We believed the market looked healthy from a fundamental standpoint given the moderate growth of the U.S. economy and the low default rate outside of the energy sector. Still, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index closed the period with an absolute yield of 8.37% and a yield spread that was 7.05 percentage points over U.S. Treasuries—well above the average of recent years. We maintain a cautious approach due to the above-average likelihood of additional market volatility. However, we believe yields at these levels could provide adequate compensation for the potential risks.

MANAGED BY

Terry Carr, CFA On the fund since inception Investing since 1986
Konstantin Kizunov, CFA On the fund since inception Investing since 1996
Richard Kos, CFA On the fund since inception Investing since 1993

COUNTRY COMPOSITION AS OF 3/31/16 (%)

United States	80.3
Canada	8.7
Luxembourg	4.5
United Kingdom	2.1
Netherlands	1.5
Other countries	2.9
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Konstantin Kizunov, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 3-31-16	as of 3-31-16
Class A	-11.22	3.06	9.34	16.28	85.51	8.69	8.68
Class C3,4	-9.01	2.89	8.82	15.29	79.45	8.30	8.29
Class I4	-7.19	4.20	10.33	22.84	97.43	9.29	9.28
Class R2[3,4]	-7.61	3.70	9.77	19.92	90.63	8.92	8.92
Class R4[3,4]	-7.43	3.86	9.94	20.87	92.69	9.07	9.07
Class R6[3,4]	-7.10	4.30	10.41	23.44	98.44	9.46	9.43
Class NAV[3,4]	-7.08	4.31	10.41	23.50	98.47	9.44	9.43
Index†	-3.96	4.71	11.00	25.86	105.87	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.08	1.83	0.81	1.21	1.06	0.71	0.69
Net (%)	1.08	1.83	0.81	1.21	0.96	0.69	0.69

*	Expenses have been estimated for the first year of operation for Class R2, Class R4 and Class R6 shares, respectively.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Core High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	4-30-09	17,945	17,945	20,587
Class I4	4-30-09	19,743	19,743	20,587
Class R2[3,4]	4-30-09	19,063	19,063	20,587
Class R4[3,4]	4-30-09	19,269	19,269	20,587
Class R6[3,4]	4-30-09	19,844	19,844	20,587
Class NAV[3,4]	4-30-09	19,847	19,847	20,587

The values shown in the chart for Class A with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 4-30-09.
3	Class C shares were first offered on 3-27-13; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15; Class NAV shares were first offered on 8-28-14. The returns prior to these dates are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class C, Class R2, Class R4, Class R6, and Class NAV shares, as applicable.
4	For certain types of investors, as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$981.10	$5.45	1.10%
Class C	1,000.00	978.50	9.15	1.85%
Class I	1,000.00	983.50	4.07	0.82%
Class R2	1,000.00	981.00	5.99	1.21%
Class R4	1,000.00	981.70	5.25	1.06%
Class R6	1,000.00	983.40	3.57	0.72%
Class NAV	1,000.00	984.00	3.57	0.72%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.50	$5.55	1.10%
Class C	1,000.00	1,015.80	9.32	1.85%
Class I	1,000.00	1,020.90	4.14	0.82%
Class R2	1,000.00	1,019.00	6.11	1.21%
Class R4	1,000.00	1,019.70	5.35	1.06%
Class R6	1,000.00	1,021.40	3.64	0.72%
Class NAV	1,000.00	1,021.40	3.64	0.72%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       11

Fund's investments

As of 3-31-16
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 89.3%					$431,900,235
(Cost $519,121,425)
Consumer discretionary 15.2%					73,334,254
Auto components 1.0%
Icahn Enterprises LP	5.875	02-01-22		5,000,000	4,745,000
Automobiles 0.5%
Fiat Chrysler Automobiles NV	5.250	04-15-23		2,530,000	2,516,085
Hotels, restaurants and leisure 2.5%
ESH Hospitality, Inc. (S)	5.250	05-01-25		2,250,000	2,196,563
Great Canadian Gaming Corp.	6.625	07-25-22	CAD	2,000,000	1,555,342
Scientific Games International, Inc. (S)	7.000	01-01-22		8,000,000	8,160,000
Household durables 3.7%
Beazer Homes USA, Inc.	9.125	05-15-19		3,000,000	2,850,000
Century Communities, Inc.	6.875	05-15-22		945,000	902,475
Modular Space Corp. (S)	10.250	01-31-19		13,375,000	7,423,125
William Lyon Homes, Inc.	5.750	04-15-19		640,000	617,600
William Lyon Homes, Inc.	7.000	08-15-22		6,210,000	5,961,600
Media 5.7%
Altice Financing SA (S)	6.625	02-15-23		3,000,000	3,007,500
Altice Finco SA (S)	8.125	01-15-24		2,700,000	2,673,000
Altice Luxembourg SA (S)	7.625	02-15-25		3,000,000	2,872,500
Altice Luxembourg SA (S)	7.750	05-15-22		5,000,000	4,920,400
DISH DBS Corp.	5.875	11-15-24		2,570,000	2,354,763
iHeartCommunications, Inc.	10.625	03-15-23		2,000,000	1,385,000
MDC Partners, Inc. (S)	6.500	05-01-24		2,000,000	2,042,500
Postmedia Network, Inc.	12.500	07-15-18		2,000,000	220,000
Quebecor Media, Inc. (S)	6.625	01-15-23	CAD	3,000,000	2,384,986
Sirius XM Radio, Inc. (S)	6.000	07-15-24		3,000,000	3,149,064
SiTV LLC (S)	10.375	07-01-19		2,250,000	1,732,500
Videotron, Ltd. (S)	5.375	06-15-24		1,055,000	1,094,563
Specialty retail 1.8%
GameStop Corp. (S)	6.750	03-15-21		4,000,000	3,870,000
Group 1 Automotive, Inc.	5.000	06-01-22		2,500,000	2,475,000
The Men's Wearhouse, Inc.	7.000	07-01-22		2,625,000	2,224,688
Consumer staples 5.5%					26,478,380
Food and staples retailing 3.5%
Simmons Foods, Inc. (S)	7.875	10-01-21		1,500,000	1,263,750
SUPERVALU, Inc.	6.750	06-01-21		2,000,000	1,705,000
SUPERVALU, Inc.	7.750	11-15-22		4,500,000	3,813,750
Tops Holding LLC (S)	8.000	06-15-22		5,245,000	4,851,625
Whole Foods Market, Inc. (S)	5.200	12-03-25		5,000,000	5,241,755

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products 0.8%
Southern States Cooperative, Inc. (S)	10.000	08-15-21	6,000,000	$3,690,000
Tobacco 1.2%
Alliance One International, Inc.	9.875	07-15-21	5,000,000	3,812,500
Vector Group, Ltd.	7.750	02-15-21	2,000,000	2,100,000
Energy 7.7%				37,085,944
Energy equipment and services 1.2%
CSI Compressco LP	7.250	08-15-22	2,865,000	1,998,338
Seventy Seven Energy, Inc.	6.500	07-15-22	3,130,000	140,850
Summit Midstream Holdings LLC	5.500	08-15-22	5,000,000	3,550,000
Oil, gas and consumable fuels 6.5%
Calumet Specialty Products Partners LP	6.500	04-15-21	8,000,000	5,680,000
Calumet Specialty Products Partners LP	7.625	01-15-22	1,450,000	1,000,500
Chesapeake Energy Corp.	6.500	08-15-17	3,571,000	2,392,570
Citgo Holding, Inc. (S)	10.750	02-15-20	3,000,000	2,910,000
Crestwood Midstream Partners LP (S)	6.250	04-01-23	2,500,000	1,856,250
Energy XXI Gulf Coast, Inc. (H)(S)	11.000	03-15-20	4,000,000	560,000
FTS International, Inc. (P)(S)	8.134	06-15-20	4,000,000	2,697,956
Genesis Energy LP	6.000	05-15-23	1,205,000	1,060,400
Halcon Resources Corp. (S)	8.625	02-01-20	2,000,000	1,420,000
Halcon Resources Corp. (S)	12.000	02-15-22	2,301,000	1,530,165
PBF Holding Company LLC (S)	7.000	11-15-23	3,000,000	2,846,250
SandRidge Energy, Inc. (H)(S)	8.750	06-01-20	4,000,000	970,000
SM Energy Company	5.625	06-01-25	1,000,000	694,690
Teekay Offshore Partners LP	6.000	07-30-19	5,540,000	3,476,350
Ultra Petroleum Corp. (S)	6.125	10-01-24	2,000,000	150,000
Whiting Petroleum Corp.	6.250	04-01-23	2,000,000	1,335,000
WPX Energy, Inc.	5.250	09-15-24	1,175,000	816,625
Financials 16.4%				79,459,915
Banks 3.7%
Citigroup, Inc. (5.800% to 11-15-19, then 3 month LIBOR + 4.093%) (Q)	5.800	11-15-19	5,000,000	4,782,500
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)	8.125	12-23-25	1,190,000	1,187,120
HSBC Holdings PLC (5.625% to 1-17-20, then 5 Year ISDAFIX + 3.626%) (Q)	5.625	01-17-20	1,630,000	1,565,778
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (Q)	6.000	04-16-20	4,000,000	3,742,500
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	4,000,000	3,665,000
Societe Generale SA (S)	4.250	04-14-25	3,000,000	2,889,144
Capital markets 0.4%
GFI Group, Inc.	8.375	07-19-18	2,000,000	2,120,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       13

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Consumer finance 2.1%
Credit Acceptance Corp.	6.125	02-15-21		5,771,000	$5,453,595
Enova International, Inc.	9.750	06-01-21		3,000,000	2,130,000
TMX Finance LLC (S)	8.500	09-15-18		2,948,000	2,358,400
Diversified financial services 3.3%
iPayment, Inc. (S)	9.500	12-15-19		3,562,500	3,713,906
Jefferies Finance LLC (S)	7.500	04-15-21		6,000,000	5,160,000
NewStar Financial, Inc.	7.250	05-01-20		8,150,000	7,335,000
Real estate investment trusts 1.7%
DuPont Fabros Technology LP	5.875	09-15-21		1,100,000	1,152,250
iStar, Inc.	5.000	07-01-19		4,890,000	4,694,400
iStar, Inc.	6.500	07-01-21		2,360,000	2,306,900
Real estate management and development 1.1%
Mattamy Group Corp. (S)	6.500	11-15-20		4,500,000	4,050,000
Mattamy Group Corp. (S)	6.875	11-15-20	CAD	2,000,000	1,409,047
Thrifts and mortgage finance 4.1%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21		6,725,000	5,884,375
Ladder Capital Finance Holdings LLLP	7.375	10-01-17		2,000,000	1,987,500
Nationstar Mortgage LLC	6.500	06-01-22		7,000,000	6,037,500
Quicken Loans, Inc. (S)	5.750	05-01-25		4,000,000	3,880,000
Stearns Holdings LLC (S)	9.375	08-15-20		2,000,000	1,955,000
Health care 2.8%					13,695,688
Health care providers and services 1.6%
Community Health Systems, Inc.	6.875	02-01-22		5,500,000	4,963,750
Select Medical Corp.	6.375	06-01-21		3,000,000	2,835,000
Pharmaceuticals 1.2%
Mallinckrodt International Finance SA (S)	5.750	08-01-22		2,000,000	1,842,500
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23		1,175,000	919,438
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23		4,000,000	3,135,000
Industrials 9.9%					48,033,829
Air freight and logistics 2.0%
XPO Logistics, Inc. (S)	6.500	06-15-22		9,900,000	9,615,375
Building products 1.5%
Builders FirstSource, Inc. (S)	10.750	08-15-23		7,000,000	7,052,500
Commercial services and supplies 1.1%
GFL Environmental Corp. (S)	7.500	06-18-18	CAD	1,196,000	920,885
Tervita Corp. (S)	10.875	02-15-18		450,000	71,994
The ADT Corp.	4.125	06-15-23		5,000,000	4,350,000
Construction and engineering 2.2%
AECOM	5.750	10-15-22		7,500,000	7,781,250
Michael Baker International, Inc. (S)	8.250	10-15-18		900,000	774,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       14

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Construction and engineering (continued)
Weekley Homes LLC	6.000	02-01-23	2,500,000	$2,293,750
Machinery 0.3%
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	1,750,000	1,321,250
Marine 0.6%
Navios Maritime Holdings, Inc. (S)	7.375	01-15-22	8,810,000	3,171,600
Trading companies and distributors 0.8%
Ahern Rentals, Inc. (S)	7.375	05-15-23	5,500,000	3,795,000
Transportation infrastructure 1.4%
CHC Helicopter SA	9.250	10-15-20	180,000	76,050
CHC Helicopter SA	9.375	06-01-21	1,836,250	110,175
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	6,700,000	6,700,000
Information technology 4.5%				21,635,469
Communications equipment 0.7%
Avaya, Inc. (S)	7.000	04-01-19	3,000,000	2,025,000
Avaya, Inc. (S)	9.000	04-01-19	2,000,000	1,350,000
Internet software and services 0.8%
Rackspace Hosting, Inc. (S)	6.500	01-15-24	4,000,000	3,950,000
Semiconductors and semiconductor equipment 2.1%
Advanced Micro Devices, Inc.	7.750	08-01-20	3,500,000	2,432,500
Micron Technology, Inc. (S)	5.250	08-01-23	4,750,000	3,883,125
Micron Technology, Inc.	5.500	02-01-25	4,350,000	3,526,219
Software 0.4%
Open Text Corp. (S)	5.625	01-15-23	2,000,000	2,040,000
Technology hardware, storage and peripherals 0.5%
Western Digital Corp. (S)	7.375	04-01-23	1,400,000	1,428,000
Western Digital Corp. (S)	10.500	04-01-24	1,000,000	1,000,625
Materials 12.8%				62,007,119
Building materials 0.6%
Standard Industries, Inc. (S)	5.375	11-15-24	2,845,000	2,887,675
Chemicals 2.2%
Platform Specialty Products Corp. (S)	6.500	02-01-22	5,125,000	4,324,219
The Chemours Company (S)	7.000	05-15-25	1,000,000	801,250
Tronox Finance LLC (S)	7.500	03-15-22	7,500,000	5,625,000
Construction materials 2.6%
Algeco Scotsman Global Finance PLC (S)	8.500	10-15-18	8,000,000	6,160,000
Hardwoods Acquisition, Inc. (S)	7.500	08-01-21	9,300,000	6,324,000
Containers and packaging 0.7%
Cascades, Inc. (S)	5.500	07-15-22	2,057,000	1,978,577
Techniplas LLC (S)	10.000	05-01-20	1,750,000	1,251,250

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       15

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining 3.3%
Essar Steel Algoma, Inc. (H)(S)	9.500	11-15-19	4,000,000	$120,000
First Quantum Minerals, Ltd. (S)	7.250	10-15-19	7,000,000	5,022,500
First Quantum Minerals, Ltd. (S)	7.250	05-15-22	2,750,000	1,842,500
Optima Specialty Steel, Inc. (S)	12.500	12-15-16	213,000	174,660
Signode Industrial Group Lux SA (S)	6.375	05-01-22	6,410,000	5,825,088
Thompson Creek Metals Company, Inc.	9.750	12-01-17	1,500,000	1,406,250
Thompson Creek Metals Company, Inc.	12.500	05-01-19	7,000,000	1,881,250
Paper and forest products 3.4%
Norbord, Inc. (S)	6.250	04-15-23	3,650,000	3,595,250
Resolute Forest Products, Inc.	5.875	05-15-23	9,758,000	6,586,650
Tembec Industries, Inc. (S)	9.000	12-15-19	8,000,000	5,520,000
UPM-Kymmene OYJ (S)	7.450	11-26-27	600,000	681,000
Telecommunication services 9.6%				46,431,412
Diversified telecommunication services 6.8%
AT&T, Inc.	5.000	04-01-23	515,000	517,575
CenturyLink, Inc. (C)	7.500	04-01-24	2,550,000	2,553,188
Columbus International, Inc. (S)	7.375	03-30-21	1,700,000	1,810,500
Frontier Communications Corp.	6.250	09-15-21	1,130,000	1,044,561
Frontier Communications Corp.	7.125	01-15-23	7,500,000	6,637,500
Frontier Communications Corp. (S)	10.500	09-15-22	1,205,000	1,235,125
Frontier Communications Corp. (S)	11.000	09-15-25	1,930,000	1,939,650
Goodman Networks, Inc.	12.125	07-01-18	3,600,000	1,296,000
Intelsat Jackson Holdings SA	7.500	04-01-21	6,000,000	3,810,000
T-Mobile USA, Inc.	6.000	03-01-23	6,000,000	6,150,000
The Procter & Gamble Company	6.000	04-15-24	2,100,000	2,121,000
Wind Acquisition Finance SA (S)	7.375	04-23-21	3,000,000	2,715,000
Windstream Services LLC	7.750	10-01-21	1,000,000	815,625
Wireless telecommunication services 2.8%
Digicel, Ltd. (S)	6.000	04-15-21	5,000,000	4,475,000
Sprint Communications, Inc.	6.000	11-15-22	2,000,000	1,462,500
Sprint Communications, Inc.	8.375	08-15-17	3,000,000	2,966,250
Sprint Corp.	7.125	06-15-24	6,575,000	4,881,938
Utilities 4.9%				23,738,225
Electric utilities 2.2%
Talen Energy Supply LLC	4.600	12-15-21	3,500,000	2,800,000
Talen Energy Supply LLC (S)	4.625	07-15-19	8,900,000	7,720,750
Independent power and renewable electricity producers 2.7%
Dynegy, Inc.	5.875	06-01-23	6,585,000	5,498,475
NRG Yield Operating LLC	5.375	08-15-24	8,300,000	7,719,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       16

	Rate (%)	Maturity date	Par value^	Value
Term loans (M) 6.8%				$32,859,148
(Cost $41,678,043)
Consumer discretionary 1.3%				6,248,331
Diversified consumer services 0.2%
Orchard Acquisition Company LLC	7.000	02-07-19	2,345,217	938,087
Specialty retail 0.6%
Payless, Inc.	5.000	03-11-21	1,965,000	953,025
Toys R Us Property Company I LLC	6.000	08-21-19	2,259,914	1,971,775
Textiles, apparel and luxury goods 0.5%
Charlotte Russe, Inc.	6.750	05-21-19	3,751,135	1,950,590
Charlotte Russe, Inc.	6.750	05-22-19	836,258	434,854
Consumer staples 0.8%				4,097,467
Food and staples retailing 0.1%
Reddy Ice Corp.	10.750	11-01-19	500,000	326,667
Household products 0.7%
The Sun Products Corp.	5.500	03-23-20	3,907,565	3,770,800
Energy 0.3%				1,337,529
Oil, gas and consumable fuels 0.3%
Arch Coal, Inc. (H)	6.250	05-16-18	3,871,286	1,337,529
Financials 1.6%				7,562,153
Diversified financial services 1.6%
iPayment, Inc.	6.750	05-08-17	2,000,000	1,901,666
PGX Holdings, Inc.	5.750	09-29-20	5,712,857	5,660,487
Health care 0.4%				1,977,375
Health care providers and services 0.4%
Western Dental Services, Inc.	7.500	11-01-18	2,240,652	1,977,375
Industrials 0.7%				3,509,707
Road and rail 0.7%
Livingston International, Inc.	5.000	04-18-19	1,945,000	1,769,950
Livingston International, Inc.	9.000	04-18-20	1,954,783	1,739,757
Information technology 0.6%				2,800,328
Software 0.6%
Compuware Corp.	6.250	12-15-21	2,942,551	2,800,328
Telecommunication services 1.1%				5,326,258
Diversified telecommunication services 1.1%
Birch Communications, Inc.	7.750	07-17-20	6,157,523	5,326,258

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       17

	Shares	Value
Common stocks 0.3%		$1,378,960
(Cost $598,460)
Energy 0.0%		40,960
Energy equipment and services 0.0%
TPT Acquisition, Inc. (I)	2,560	40,960
Financials 0.3%		1,338,000
Diversified financial services 0.3%
iPayment, Inc. (I)	223,000	1,338,000
	Par value^	Value
Short-term investments 0.3%		$1,326,000
(Cost $1,326,000)
Repurchase agreement 0.3%		1,326,000
Repurchase Agreement with State Street Corp. dated 3-31-16 at 0.030% to be repurchased at $1,326,001 on 4-1-16, collateralized by $1,355,000 Federal Home Loan Bank, 0.875% due 3-19-18 (valued at $1,357,168, including interest)	1,326,000	1,326,000
Total investments (Cost $562,723,928)† 96.7%		$467,464,343
Other assets and liabilities, net 3.3%		$15,852,686
Total net assets 100.0%		$483,317,029

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
CAD	Canadian Dollar
Key to Security Abbreviations and Legend
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $235,026,730 or 48.6% of the fund's net assets as of 3-31-16.
†	At 3-31-16, the aggregate cost of investment securities for federal income tax purposes was $563,483,080. Net unrealized depreciation aggregated to $96,018,737, of which $5,827,726 related to appreciated investment securities and $101,846,463 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       18

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-16

Assets
Investments, at value (Cost $562,723,928)	$467,464,343
Cash	6,227,103
Cash segregated at custodian for derivative contracts	490,000
Receivable for investments sold	10,650,255
Receivable for fund shares sold	781,348
Unrealized appreciation on forward foreign currency contracts	347,961
Interest receivable	10,944,325
Other receivables and prepaid expenses	75,593
Total assets	496,980,928
Liabilities
Payable for investments purchased	7,490,117
Payable for delayed delivery securities purchased	2,550,000
Unrealized depreciation on forward foreign currency contracts	750,868
Payable for fund shares repurchased	2,590,001
Distributions payable	90,496
Payable to affiliates
Accounting and legal services fees	5,414
Transfer agent fees	44,293
Trustees' fees	119
Other liabilities and accrued expenses	142,591
Total liabilities	13,663,899
Net assets	$483,317,029
Net assets consist of
Paid-in capital	$637,488,804
Accumulated distributions in excess of net investment income	(2,448,400)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(56,067,264)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(95,656,111)
Net assets	$483,317,029

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       19

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($252,243,115 ÷ 28,296,642 shares)[1]	$8.91
Class C ($51,667,575 ÷ 5,797,264 shares)[1]	$8.91
Class I ($112,134,920 ÷ 12,576,107 shares)	$8.92
Class R2 ($86,125 ÷ 9,662 shares)	$8.91
Class R4 ($86,125 ÷ 9,662 shares)	$8.91
Class R6 ($134,758 ÷ 15,118 shares)	$8.91
Class NAV ($66,964,411 ÷ 7,508,962 shares)	$8.92
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.28

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       20

STATEMENT OF OPERATIONS   For the year ended 3-31-16

Investment income
Interest	$53,524,366
Dividends	224,734
Less foreign taxes withheld	(1,002)
Total investment income	53,748,098
Expenses
Investment management fees	4,331,948
Distribution and service fees	1,389,423
Accounting and legal services fees	90,968
Transfer agent fees	733,829
Trustees' fees	11,003
State registration fees	155,768
Printing and postage	63,706
Professional fees	101,491
Custodian fees	100,623
Registration and filing fees	74,603
Other	19,171
Total expenses	7,072,533
Less expense reductions	(63,023)
Net expenses	7,009,510
Net investment income	46,738,588
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(46,959,989)
(46,959,989)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(61,051,997)
(61,051,997)
Net realized and unrealized loss	(108,011,986)
Decrease in net assets from operations	($61,273,398)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       21

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-16	Year ended 3-31-15
Increase (decrease) in net assets
From operations
Net investment income	$46,738,588	$41,934,331
Net realized loss	(46,959,989)	(6,813,349)
Change in net unrealized appreciation (depreciation)	(61,051,997)	(44,471,026)
Decrease in net assets resulting from operations	(61,273,398)	(9,350,044)
Distributions to shareholders
From net investment income
Class A	(22,694,766)	(22,338,021)
Class C	(3,808,119)	(2,756,952)
Class I	(16,415,472)	(14,286,376)
Class R2	(6,632)	—
Class R4	(6,816)	—
Class R6	(7,983)	—
Class NAV	(6,628,140)	(4,714,036)
Total distributions	(49,567,928)	(44,095,385)
From fund share transactions	(233,564,053)	420,856,660
Total increase (decrease)	(344,405,379)	367,411,231
Net assets
Beginning of year	827,722,408	460,311,177
End of year	$483,317,029	$827,722,408
Undistributed (accumulated distributions in excess of) net investment income	($2,448,400)	$1,778,376

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       22

Financial highlights

Class A Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$10.37	$11.03	$11.02	$10.52	$11.35
Net investment income[1]	0.65	0.63	0.71	0.74	1.07
Net realized and unrealized gain (loss) on investments	(1.42)	(0.63)	0.10	0.53	(0.25)
Total from investment operations	(0.77)	—	0.81	1.27	0.82
Less distributions
From net investment income	(0.69)	(0.66)	(0.74)	(0.76)	(1.04)
From net realized gain	—	—	(0.06)	(0.01)	(0.61)
Total distributions	(0.69)	(0.66)	(0.80)	(0.77)	(1.65)
Net asset value, end of period	$8.91	$10.37	$11.03	$11.02	$10.52
Total return (%)[2,3]	(7.54)	(0.03)	7.62	12.59	8.12
Ratios and supplemental data
Net assets, end of period (in millions)	$252	$373	$313	$208	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	1.08	1.15	1.30	1.68
Expenses including reductions	1.08	1.07	1.15	1.18	1.24
Net investment income	6.71	5.87	6.45	6.83	9.82
Portfolio turnover (%)	41	28	26	15	64

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       23

Class C Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$10.36	$11.03	$11.02	$11.01
Net investment income[2]	0.58	0.55	0.61	0.01
Net realized and unrealized gain (loss) on investments	(1.41)	(0.64)	0.10	—	[3]
Total from investment operations	(0.83)	(0.09)	0.71	0.01
Less distributions
From net investment income	(0.62)	(0.58)	(0.64)	—
From net realized gain	—	—	(0.06)	—
Total distributions	(0.62)	(0.58)	(0.70)	—
Net asset value, end of period	$8.91	$10.36	$11.03	$11.02
Total return (%)[4,5]	(8.15)	(0.86)	6.73	0.09	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$52	$64	$28	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	1.83	2.22	16.98	[8]
Expenses including reductions	1.84	1.82	1.93	1.93	[8]
Net investment income	5.99	5.12	5.58	5.54	[8]
Portfolio turnover (%)	41	28	26	15	[9]

1	The inception date for Class C shares is 3-27-13.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-12 to 3-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       24

Class I Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$10.37	$11.04	$11.02	$10.52	$11.36
Net investment income[1]	0.67	0.66	0.73	0.77	1.10
Net realized and unrealized gain (loss) on investments	(1.40)	(0.64)	0.12	0.53	(0.26)
Total from investment operations	(0.73)	0.02	0.85	1.30	0.84
Less distributions
From net investment income	(0.72)	(0.69)	(0.77)	(0.79)	(1.07)
From net realized gain	—	—	(0.06)	(0.01)	(0.61)
Total distributions	(0.72)	(0.69)	(0.83)	(0.80)	(1.68)
Net asset value, end of period	$8.92	$10.37	$11.04	$11.02	$10.52
Total return (%)[2]	(7.19)	0.14	8.01	12.90	8.39
Ratios and supplemental data
Net assets, end of period (in millions)	$112	$277	$119	$40	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.81	0.89	1.07	4.23
Expenses including reductions	0.82	0.80	0.87	0.87	0.90
Net investment income	6.91	6.13	6.71	7.06	10.17
Portfolio turnover (%)	41	28	26	15	64

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       25

Class R2 Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.37	$10.35
Net investment income[2]	0.63	0.01
Net realized and unrealized gain (loss) on investments	(1.40)	0.01
Total from investment operations	(0.77)	0.02
Less distributions
From net investment income	(0.69)	—
Net asset value, end of period	$8.91	$10.37
Total return (%)[3]	(7.61)	0.19	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.87	15.03	[6]
Expenses including reductions	1.26	1.32	[6]
Net investment income	6.60	7.59	[6]
Portfolio turnover (%)	41	28	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       26

Class R4 Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.37	$10.35
Net investment income[2]	0.65	0.01
Net realized and unrealized gain (loss) on investments	(1.40)	0.01
Total from investment operations	(0.75)	0.02
Less distributions
From net investment income	(0.71)	—
Net asset value, end of period	$8.91	$10.37
Total return (%)[3]	(7.43)	0.19	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.87	15.03	[6]
Expenses including reductions	1.07	1.07	[6]
Net investment income	6.80	7.84	[6]
Portfolio turnover (%)	41	28	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       27

Class R6 Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.37	$10.35
Net investment income[2]	0.69	0.01
Net realized and unrealized gain (loss) on investments	(1.41)	0.01
Total from investment operations	(0.72)	0.02
Less distributions
From net investment income	(0.74)	—
Net asset value, end of period	$8.91	$10.37
Total return (%)[3]	(7.10)	0.19	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.51	15.86	[6]
Expenses including reductions	0.70	0.67	[6]
Net investment income	7.26	8.24	[6]
Portfolio turnover (%)	41	28	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       28

Class NAV Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.37	$11.08
Net investment income[2]	0.68	0.40
Net realized and unrealized loss on investments	(1.40)	(0.69)
Total from investment operations	(0.72)	(0.29)
Less distributions
From net investment income	(0.73)	(0.42)
Net asset value, end of period	$8.92	$10.37
Total return (%)[3]	(7.08)	(2.58	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$67	$113
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.67	[5]
Expenses including reductions	0.70	0.67	[5]
Net investment income	7.06	6.40	[5]
Portfolio turnover (%)	41	28	[6]

1	The inception date for Class NAV shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       29

Notes to financial statements

Note 1 — Organization

John Hancock Core High Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return, consisting of a high level of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       30

and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy. The following is a summary of the values by input classification of the fund's investments as of March 31, 2016, by major security category or type:

	Total value at 3-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds
Consumer discretionary	$73,334,254	—	$73,334,254	—
Consumer staples	26,478,380	—	26,478,380	—
Energy	37,085,944	—	37,085,944	—
Financials	79,459,915	—	79,459,915	—
Health care	13,695,688	—	13,695,688	—
Industrials	48,033,829	—	48,033,829	—
Information technology	21,635,469	—	21,635,469	—
Materials	62,007,119	—	62,007,119	—
Telecommunication services	46,431,412	—	46,431,412	—
Utilities	23,738,225	—	23,738,225	—
Term loans
Consumer discretionary	6,248,331	—	6,248,331	—
Consumer staples	4,097,467	—	4,097,467	—
Energy	1,337,529	—	1,337,529	—
Financials	7,562,153	—	7,562,153	—
Health care	1,977,375	—	1,977,375	—
Industrials	3,509,707	—	3,509,707	—
Information technology	2,800,328	—	2,800,328	—
Telecommunication services	5,326,258	—	5,326,258	—
Common stocks
Energy	40,960	—	—	$40,960
Financials	1,338,000	—	1,338,000	—
Short-term investments	1,326,000	—	1,326,000	—
Total investments in securities	$467,464,343	—	$467,423,383	$40,960
Other financial instruments
Forward foreign currency contracts	($402,907)	—	($402,907)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       31

marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

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Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2016 were $2,064. For the year ended March 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of March 31, 2016, the fund has a short-term capital loss carryforward of $7,393,376 and a long-term capital loss carryforward of $47,914,735 available to offset future net realized capital gains. These carryforwards do not expire. Qualified late year ordinary losses of $2,760,810 are being deferred and are treated as occurring on April 1, 2016, the first day of the fund's next taxable year.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended March 31, 2016 and 2015 was as follows:

	March 31, 2016	March 31, 2015
Ordinary Income	$49,567,928	$44,095,385

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, characterization of distributions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       34

During the year ended March 31, 2016, the fund used forward foreign currency contracts to manage currency exposure and as a substitute for securities purchased. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $12.4 million to $20.3 million, as measured at each quarter end. The following table summarizes the contracts held at March 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	9,820,000	USD	7,214,488	State Street Bank and Trust Company	5/18/2016	$347,009	—	$347,009
USD	131,854	CAD	170,000	Bank of Montreal	5/18/2016	952	—	952
USD	12,947,438	CAD	17,789,780	Royal Bank of Canada	5/18/2016	—	($750,868)	(750,868)
						$347,961	($750,868)	($402,907)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at March 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$347,961	($750,868)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended March 31, 2016:

Risk	Statement of operations location	Investments and foreign currency transactions*
Foreign currency	Net realized gain (loss) on:	$1,430,789

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended March 31, 2016:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Foreign currency	Change in unrealized appreciation (depreciation)	($716,782)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.650% of the first $250 million of the fund's aggregate daily net assets; (b) 0.625% of the next $250 million of the fund's aggregate daily net assets; (c) 0.600% of the next $500 million of the fund's aggregate daily net assets; (d) 0.550% of the next $1.5 billion of the fund's aggregate daily net assets; and (e) 0.525% of the fund's aggregate daily net assets in excess of $2.5 billion. Aggregate net assets generally include the net assets of the fund and other funds identified in the management agreement. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.87%,1.32% and 1.07% for Class I, Class R2 and Class R4 shares, respectively. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2016, unless renewed by the mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, Class A and Class C shares had fee waivers and/or reimbursement such that the expenses would not exceed 1.18% and 1.93% for Class A and Class C shares, respectively. In addition, effective September 1, 2015, the Advisor voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.21% and 1.06%, for Class R2 and Class R4 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until terminated by the Advisor on notice to the fund.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares, on an annualized basis. The waiver expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended March 31, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$24,027	Class R4	$3,436
Class C	4,473	Class R6	3,907
Class I	17,009	Class NAV	6,729
Class R2	3,349	Total	$62,930

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       36

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2016 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fees
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $93 for Class R4 shares for the year ended March 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $699,404 for the year ended March 31, 2016. Of this amount, $96,857 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $595,977 was paid as sales commissions to broker-dealers and $6,570 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2016, CDSCs received by the Distributor amounted to $2,485 and $19,638 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares,

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       37

Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$795,736	$403,785	$15,535	$7,943
Class C	593,223	75,314	6,027	1,226
Class I	—	254,683	14,953	4,086
Class R2	232	15	3,606	8
Class R4	232	15	3,606	8
Class R6	—	17	3,874	7
Total	$1,389,423	$733,829	$47,601	$13,278

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to March 31, 2016, state registration fees and printing and postage amounted to $108,167 and $50,428, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$26,500,000	1	0.46%	$339

Note 6 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2016 and 2015 were as follows:

		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,238,328	$79,682,372	22,340,271	$241,569,465
Distributions reinvested	2,283,743	21,677,352	1,997,259	21,385,159
Repurchased	(18,233,718)	(172,858,434)	(16,744,517)	(178,572,004)
Net increase (decrease)	(7,711,647)	($71,498,710)	7,593,013	$84,382,620
Class C shares
Sold	1,639,390	$15,897,798	4,676,512	$50,683,255
Distributions reinvested	391,305	3,697,636	249,024	2,651,961
Repurchased	(2,408,134)	(22,793,426)	(1,294,897)	(13,633,334)
Net increase (decrease)	(377,439)	($3,197,992)	3,630,639	$39,701,882

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		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class I shares
Sold	12,609,508	$124,812,848	29,631,814	$321,444,280
Distributions reinvested	1,716,341	16,390,711	1,319,756	14,053,244
Repurchased	(28,483,388)	(267,210,065)	(14,979,167)	(159,837,253)
Net increase (decrease)	(14,157,539)	($126,006,506)	15,972,403	$175,660,271
Class R2 shares[1]
Sold	—	—	9,662	$100,000
Net increase	—	—	9,662	$100,000
Class R4 shares[1]
Sold	—	—	9,662	$100,000
Net increase	—	—	9,662	$100,000
Class R6 shares[1]
Sold	6,500	$56,186	9,662	$100,000
Distributions reinvested	96	831	—	—
Repurchased	(1,140)	(10,181)	—	—
Net increase	5,456	$46,836	9,662	$100,000
Class NAV shares[2]
Sold	210,393	$2,100,332	11,716,804	$129,314,621
Distributions reinvested	695,135	6,628,140	448,496	4,714,036
Repurchased	(4,298,480)	(41,636,153)	(1,263,386)	(13,216,770)
Net increase (decrease)	(3,392,952)	($32,907,681)	10,901,914	$120,811,887
Total net increase (decrease)	(25,634,121)	($233,564,053)	38,126,955	$420,856,660

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

2 The inception date for Class NAV shares is 8-28-14.

Affiliates of the fund owned 100%, 100%, 64% and 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV on March 31, 2016.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $269,666,039 and $486,755,075, respectively, for the year ended March 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2016, funds within the John Hancock group of funds complex held 13.9% of the fund's net assets. John Hancock Funds II Lifestyle Conservative Portfolio had an affiliated ownership of 9.2% of the fund's net assets.

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       39

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III and John Hancock Core High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Core High Yield Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 13, 2016

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       40

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2006	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee*
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       44

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       45

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2060)

Retirement Living Portfolios (2010-2060)

Retirement Living II Portfolios (2010-2060)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Core High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF288154	346A 3/16 5/16

John Hancock

Small Company Fund

Annual report 3/31/16

A message to shareholders

Dear shareholder,

The 12-month period covered by this report was a challenging one for U.S. equity investors. Many market indexes tumbled late last summer and again in the winter amid concerns about slowing global growth, particularly in China. The volatility extended to commodity markets, as oil prices hit multi-year lows before rebounding toward the end of the period. The investment landscape improved late in the period as stocks and other so-called risk assets regained positive momentum.

Despite the increase in volatility, the economic picture in the United States offers reasons for optimism. In December, the U.S. Federal Reserve raised short-term interest rates for the first time in nine years on evidence that the persistent strength in the labor markets warranted a somewhat less accommodative stance. Economic data generally remained strong entering the spring.

Volatile market environments are naturally unsettling. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place. However, your best resource in times like these is your financial advisor, who can ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Company Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
29	Notes to financial statements
36	Auditor's report
37	Tax information
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks maximum long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16 (%)

The Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	On 12-11-09, through a reorganization, the fund acquired all of the assets of the FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares in exchange for Class A shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A shares' returns shown above for periods prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Signs of global stress negatively affected markets

The market was extremely volatile during the period, as equities continued to be affected by slowing global growth and lower oil prices.

The fund was down, but led its benchmark

The fund outpaced its benchmark, the Russell 2000 Index, due to beneficial stock selection.

Stock selection in healthcare, information technology, and energy was the top relative contributor

From a sector standpoint, healthcare, information technology, and energy were the top relative contributors; the industrials sector was the biggest detractor relative to the index.

SECTOR COMPOSITION AS OF 3/31/16 (%)

A note about risks

The stock prices of small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Frequent trading may increase fund transaction costs. Sector investing is subject to greater risks than the market as a whole. Investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Owning an exchange-traded fund generally reflects the risks of owning the underlying securities it is designed to track. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kathryn Vorisek, Mesirow Financial Investment Management, Inc.

Kathryn Vorisek
Portfolio Manager
Mesirow Financial,which acquired FMA,effective April 1

Can you briefly describe the market environment over the past 12 months?

For the 12 months ended March 31, 2016, U.S. small-cap equities, as measured by the Russell 2000 Index, declined 9.76%. Market leadership was mixed, as noncyclical sectors—such as utilities and consumer staples—outperformed and industrials and energy underperformed.

During the beginning of the period, U.S. equity markets stalled due to mixed economic data and headline risks, including debt issues in Greece and Chinese stock market volatility. Few markets were safe from the escalating concerns about a global growth slowdown. An unexpected currency devaluation and weak economic signs from China, weakening commodity prices, and guessing how and when the U.S. Federal Reserve (Fed) would actually take action all conspired to pull the bottom out from under the equity markets by the middle of the fiscal year. Although markets recovered from a correction, the final months of the fiscal year exhibited volatility as investors worried about the effects of rising interest rates, economic conditions abroad, and weak commodity prices.

U.S. economic activity was extremely inconsistent as industrial and manufacturing activity continued to show relative weakness while employment, housing, construction, and consumer spending maintained strength. Signs of global stress in the economy, particularly activity levels in China, slower emerging-market growth, and lower commodity prices, continued to negatively affect markets. The backdrop of weaker global demand and reduced investment spending has caused the Fed to reconsider its path for raising short-term interest rates and move at a more deliberate pace even though employment metrics in the United States suggest otherwise. Various accommodative global policy decisions helped drive a market rebound in the final weeks of the period, as a lower

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       4

"Various accommodative global policy decisions helped drive a market rebound... as a lower U.S. dollar helped to reduce fear of further Chinese devaluations and stabilize oil and commodity prices."
U.S. dollar helped to reduce fear of further Chinese devaluations and stabilize oil and commodity prices. Less trepidation in the market helped reduce high-yield spreads and support valuation levels.

Although the fund was down, it outperformed its benchmark. What drove this?

Favorable stock selection within the healthcare, information technology, and energy sectors drove relative outperformance. Stock selection in financials and materials also contributed to relative returns. These results were partially offset by adverse stock selection in industrials, which detracted from relative performance.

Within the sectors, which stocks were the leading contributors to and detractors from performance relative to the index?

Top contributors to relative performance included ambulatory and physician service provider Amsurg Corp., financial services firm StanCorp Financial Group, Inc., and DealerTrack Technologies, Inc., a provider of automotive retail services. Shares of Amsurg rose as the company's improved

TOP 10 HOLDINGS AS OF 3/31/16 (%)

PNM Resources, Inc.	2.2
The Laclede Group, Inc.	2.0
Forward Air Corp.	1.7
ITT Corp.	1.7
Capitol Federal Financial, Inc.	1.6
Headwaters, Inc.	1.6
The Hanover Insurance Group, Inc.	1.6
Western Alliance Bancorp	1.6
Portland General Electric Company	1.5
Healthcare Trust of America, Inc., Class A	1.5
TOTAL	17.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       5

"We continue to identify individual investments with favorable valuations and visible growth prospects that can weather the seemingly ever-changing environment."
execution led to robust organic revenue growth. StanCorp rose following the announcement that the company would be acquired by Meiji Yasuda Life Insurance Company of Japan at a significant premium to its then share price. DealerTrack outperformed as a result of being acquired by Cox Automotive at a premium to its share price. The fund did not hold either of the acquiring companies, and we tendered the fund's shares of the targets, StanCorp and DealerTrack.

Top relative detractors included aircraft supplier Triumph Group, Inc., label solutions company Mutli-Color Corp., and Boot Barn Holdings, Inc., a provider of Western wear. Shares of Triumph Group declined on production rate reductions on key programs, which weakened organic sales growth. Shares of Multi-Color Corp. were negatively affected by a sales decline in low margin beverage labels. Declining oil prices affected Boot Barn's sales, as many of its retail stores are located in areas affected by the energy slowdown. We exited the fund's positions in Triumph Group and Multi-Color., on a slowdown in industrial spending. We also sold the fund's holdings in Boot Barn.

How was the portfolio positioned at the end of the period?

The fund's cyclical exposure centered on U.S.-focused, consumer-oriented, and technology-related companies. Activity in employment and construction, as well as global monetary stimulus, should be a benefit to economic growth. We continue to identify individual investments with favorable valuations and visible growth prospects that can weather the seemingly ever-changing environment. Investment themes include an emphasis on increasing the fund's exposure to consumer-focused and non-residential construction companies.

Bottom-up stock decisions resulted in the largest overweights in the materials and utilities sectors at the end of the period. The healthcare and consumer staples sectors represented the fund's largest underweights.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       6

Can you tell us about management's name change?

Fiduciary Management Associates, LLC was recently acquired by Mesirow Financial. The combined companies will now be known as Mesirow Financial Investment Management, Inc. The portfolio management team will remain in place.

MANAGED BY

Kathryn Vorisek On the fund since 1996 Investing since 1984
Leo Harmon, CFA On the fund since 2003 Investing since 1993

The views expressed in this report are exclusively those of Kathryn Vorisek, Mesirow Financial Investment Management, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-11.36	5.32	4.70	29.61	58.29
Class I1,2	-6.40	6.78	5.60	38.80	72.42
Class R1[1,2]	-7.01	6.05	4.83	34.13	60.35
Class R2[1,2]	-6.82	6.01	4.25	33.90	51.65
Class R3[1,2]	-6.93	6.15	4.94	34.78	61.93
Class R4[1,2]	-6.58	6.55	5.29	37.35	67.45
Class R5[1,2]	-6.36	6.80	5.57	38.94	71.94
Class R6[1,2]	-6.30	6.87	5.67	39.40	73.59
Class ADV[1,2]	-6.62	6.53	5.22	37.21	66.41
Index†	-9.76	7.20	5.26	41.59	66.93

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class ADV
Gross (%)	1.49	1.18	1.83	1.58	1.73	1.43	1.13	1.08	1.44
Net (%)	1.43	1.13	1.80	1.55	1.70	1.30	1.10	1.06	1.34

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1,2	3-31-06	17,242	17,242	16,693
Class R1[1,2]	3-31-06	16,035	16,035	16,693
Class R2[1,2]	3-31-06	15,165	15,165	16,693
Class R3[1,2]	3-31-06	16,193	16,193	16,693
Class R4[1,2]	3-31-06	16,745	16,745	16,693
Class R5[1,2]	3-31-06	17,194	17,194	16,693
Class R6[1,2]	3-31-06	17,359	17,359	16,693
Class ADV[1,2]	3-31-06	16,641	16,641	16,693

The Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	On 12-11-09, through a reorganization, the fund acquired all of the assets of FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares in exchange for Class A shares and the Institutional shares in exchange for Class I shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A, Class I, and Class ADV shares were first offered on 12-14-09. The returns of Class A, Class I, and Class ADV shares prior to this date are those of the predecessor fund's Investor shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, and Class ADV shares, as applicable. Class R1, Class R3, Class R4, and Class R5 shares were first offered on 4-30-10; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class A shares recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R2, and Class R6 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,005.90	$7.17	1.43%
Class I	1,000.00	1,007.40	5.62	1.12%
Class R1	1,000.00	1,004.40	9.02	1.80%
Class R2	1,000.00	1,005.50	7.77	1.55%
Class R3	1,000.00	1,004.80	8.52	1.70%
Class R4	1,000.00	1,006.70	6.52	1.30%
Class R5	1,000.00	1,007.80	5.57	1.11%
Class R6	1,000.00	1,008.20	5.22	1.04%
Class ADV	1,000.00	1,006.30	6.72	1.34%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.90	$7.21	1.43%
Class I	1,000.00	1,019.40	5.65	1.12%
Class R1	1,000.00	1,016.00	9.07	1.80%
Class R2	1,000.00	1,017.30	7.82	1.55%
Class R3	1,000.00	1,016.50	8.57	1.70%
Class R4	1,000.00	1,018.50	6.56	1.30%
Class R5	1,000.00	1,019.50	5.60	1.11%
Class R6	1,000.00	1,019.80	5.25	1.04%
Class ADV	1,000.00	1,018.30	6.76	1.34%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       11

Fund's investments

As of 3-31-16
	Shares	Value
Common stocks 96.8%		$252,460,254
(Cost $231,882,482)
Consumer discretionary 15.3%		39,888,255
Auto components 1.3%
Visteon Corp.	40,910	3,256,027
Distributors 1.5%
Pool Corp.	43,800	3,843,012
Diversified consumer services 1.2%
Bright Horizons Family Solutions, Inc. (I)	48,655	3,151,871
Hotels, restaurants and leisure 4.8%
ClubCorp Holdings, Inc.	216,495	3,039,590
Fiesta Restaurant Group, Inc. (I)	83,795	2,746,800
Marriott Vacations Worldwide Corp.	45,445	3,067,538
Texas Roadhouse, Inc.	86,240	3,758,339
Household durables 1.5%
Helen of Troy, Ltd. (I)	37,600	3,898,741
Leisure products 1.5%
Vista Outdoor, Inc. (I)	75,055	3,896,105
Media 1.2%
Nexstar Broadcasting Group, Inc., Class A	71,230	3,153,352
Specialty retail 1.1%
Select Comfort Corp. (I)	148,060	2,870,883
Textiles, apparel and luxury goods 1.2%
Steven Madden, Ltd. (I)	86,555	3,205,997
Consumer staples 1.5%		3,868,679
Food products 1.5%
B&G Foods, Inc.	111,137	3,868,679
Energy 3.8%		9,973,332
Energy equipment and services 2.7%
Oil States International, Inc. (I)	83,180	2,621,834
Patterson-UTI Energy, Inc.	152,300	2,683,526
Superior Energy Services, Inc.	139,150	1,863,219
Oil, gas and consumable fuels 1.1%
Carrizo Oil & Gas, Inc. (I)	90,710	2,804,753
Financials 27.3%		71,187,102
Banks 9.3%
Bank of the Ozarks, Inc.	61,520	2,581,994
Great Western Bancorp, Inc.	143,740	3,919,790
IBERIABANK Corp.	54,475	2,792,933

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       12

	Shares	Value
Financials (continued)
Banks (continued)
PrivateBancorp, Inc.	90,380	$3,488,668
Webster Financial Corp.	105,275	3,779,373
Western Alliance Bancorp (I)	122,795	4,098,897
Wintrust Financial Corp.	80,040	3,548,974
Capital markets 1.0%
Evercore Partners, Inc., Class A	53,325	2,759,569
Insurance 5.7%
Argo Group International Holdings, Ltd.	56,005	3,214,127
CNO Financial Group, Inc.	208,755	3,740,890
ProAssurance Corp.	74,040	3,746,424
The Hanover Insurance Group, Inc.	45,630	4,116,739
Real estate investment trusts 8.4%
American Homes 4 Rent, Class A	230,645	3,667,256
Chesapeake Lodging Trust	93,155	2,464,881
EPR Properties	59,410	3,957,894
Healthcare Trust of America, Inc., Class A	136,610	4,019,066
National Health Investors, Inc.	58,180	3,870,134
QTS Realty Trust, Inc., Class A	81,505	3,861,707
Thrifts and mortgage finance 2.9%
Capitol Federal Financial, Inc.	323,055	4,283,709
EverBank Financial Corp.	216,970	3,274,077
Health care 7.6%		19,835,279
Biotechnology 2.3%
Emergent BioSolutions, Inc. (I)	85,295	3,100,473
Ligand Pharmaceuticals, Inc. (I)	26,515	2,839,491
Health care equipment and supplies 2.3%
Cynosure, Inc., Class A (I)	68,705	3,031,265
Globus Medical, Inc., Class A (I)	128,930	3,062,088
Health care providers and services 1.5%
Amsurg Corp. (I)	51,584	3,848,166
Pharmaceuticals 1.5%
Prestige Brands Holdings, Inc. (I)	74,055	3,953,796
Industrials 13.0%		33,938,264
Aerospace and defense 1.5%
HEICO Corp.	64,245	3,863,052
Air freight and logistics 1.7%
Forward Air Corp.	98,905	4,482,375
Construction and engineering 1.5%
EMCOR Group, Inc.	80,420	3,908,412

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       13

	Shares	Value
Industrials (continued)
Electrical equipment 1.4%
Regal Beloit Corp.	59,080	$3,727,357
Machinery 5.8%
Barnes Group, Inc.	111,540	3,907,246
ITT Corp.	119,570	4,410,937
Proto Labs, Inc. (I)	48,920	3,771,243
Standex International Corp.	39,760	3,093,726
Trading companies and distributors 1.1%
Beacon Roofing Supply, Inc. (I)	67,640	2,773,916
Information technology 17.1%		44,456,644
Electronic equipment, instruments and components 1.5%
Littelfuse, Inc.	31,450	3,871,810
Internet software and services 1.9%
comScore, Inc. (I)	66,425	1,995,407
j2 Global, Inc.	49,070	3,021,731
IT services 4.5%
CACI International, Inc., Class A (I)	36,340	3,877,478
Convergys Corp.	137,690	3,823,651
ExlService Holdings, Inc. (I)	74,480	3,858,064
Semiconductors and semiconductor equipment 5.0%
Inphi Corp. (I)	95,680	3,189,971
MaxLinear, Inc., Class A (I)	191,845	3,549,133
Microsemi Corp. (I)	85,360	3,270,142
Monolithic Power Systems, Inc.	48,390	3,079,540
Software 4.2%
Blackbaud, Inc.	56,185	3,533,475
CommVault Systems, Inc. (I)	83,645	3,610,955
Take-Two Interactive Software, Inc. (I)	100,220	3,775,287
Materials 5.5%		14,368,619
Chemicals 2.6%
Cabot Corp.	78,130	3,776,023
Sensient Technologies Corp.	48,855	3,100,338
Construction materials 1.6%
Headwaters, Inc. (I)	214,985	4,265,302
Containers and packaging 1.3%
Graphic Packaging Holding Company	251,125	3,226,956
Utilities 5.7%		14,944,080
Electric utilities 3.7%
PNM Resources, Inc.	166,345	5,609,153
Portland General Electric Company	101,865	4,022,649

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       14

			Shares	Value
Utilities (continued)
Gas utilities 2.0%
The Laclede Group, Inc.			78,410	$5,312,278
	Yield (%)		Shares	Value
Short-term investments 3.7%				$9,765,907
(Cost $9,765,907)
Money market funds 3.7%				9,765,907
State Street Institutional Liquid Reserves Fund	0.4442(Y	)	9,765,907	9,765,907
Total investments (Cost $241,648,389)† 100.5%				$262,226,161
Other assets and liabilities, net (0.5%)				($1,367,389)
Total net assets 100.0%				$260,858,772

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-16.
†	At 3-31-16, the aggregate cost of investment securities for federal income tax purposes was $242,618,331. Net unrealized appreciation aggregated to $19,607,830, of which $28,745,745 related to appreciated investment securities and $9,137,915 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-16

Assets
Investments, at value (Cost $241,648,389)	$262,226,161
Receivable for investments sold	3,256,666
Receivable for fund shares sold	911,273
Dividends and interest receivable	409,073
Receivable due from advisor	2,266
Other receivables and prepaid expenses	87,523
Total assets	266,892,962
Liabilities
Payable for investments purchased	5,427,203
Payable for fund shares repurchased	489,624
Payable to affiliates
Accounting and legal services fees	2,620
Transfer agent fees	26,642
Distribution and service fees	645
Other liabilities and accrued expenses	87,456
Total liabilities	6,034,190
Net assets	$260,858,772
Net assets consist of
Paid-in capital	$252,869,266
Accumulated net realized gain (loss) on investments	(12,588,266)
Net unrealized appreciation (depreciation) on investments	20,577,772
Net assets	$260,858,772

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($214,239,227 ÷ 8,878,177 shares)[1]	$24.13
Class I ($39,261,878 ÷ 1,592,862 shares)	$24.65
Class R1 ($765,707 ÷ 32,505 shares)	$23.56
Class R2 ($838,320 ÷ 34,681 shares)	$24.17
Class R3 ($259,269 ÷ 10,932 shares)	$23.72
Class R4 ($97,847 ÷ 4,023 shares)	$24.32
Class R5 ($76,622 ÷ 3,105 shares)	$24.68
Class R6 ($4,749,187 ÷ 191,573 shares)	$24.79
Class ADV ($570,715 ÷ 23,493 shares)	$24.29
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$25.40

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       17

STATEMENT OF OPERATIONS   For the year ended 3-31-16

Investment income
Dividends	$3,044,343
Interest	16,915
Total investment income	3,061,258
Expenses
Investment management fees	2,146,016
Distribution and service fees	587,353
Accounting and legal services fees	31,831
Transfer agent fees	291,704
Trustees' fees	3,199
State registration fees	151,010
Printing and postage	42,770
Professional fees	53,625
Custodian fees	28,626
Registration and filing fees	25,246
Other	11,405
Total expenses	3,372,785
Less expense reductions	(98,717)
Net expenses	3,274,068
Net investment loss	(212,810)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(1,844,412)
(1,844,412)
Change in net unrealized appreciation (depreciation) of
Investments	(13,995,380)
(13,995,380)
Net realized and unrealized loss	(15,839,792)
Decrease in net assets from operations	($16,052,602)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-16	Year ended 3-31-15
Increase (decrease) in net assets
From operations
Net investment loss	($212,810)	($233,159)
Net realized gain (loss)	(1,844,412)	16,082,230
Change in net unrealized appreciation (depreciation)	(13,995,380)	(413,140)
Increase (decrease) in net assets resulting from operations	(16,052,602)	15,435,931
Distributions to shareholders
From net realized gain
Class A	(13,629,651)	(15,753,572)
Class I	(2,785,011)	(4,348,300)
Class R1	(52,347)	(132,775)
Class R2	(55,274)	(44,943)
Class R3	(19,705)	(20,688)
Class R4	(5,111)	(6,731)
Class R5	(5,405)	(30,858)
Class R6	(337,695)	(31,652)
Class ADV	(39,750)	(51,546)
Total distributions	(16,929,949)	(20,421,065)
From fund share transactions	66,902,529	16,173,082
Total increase	33,919,978	11,187,948
Net assets
Beginning of year	226,938,794	215,750,846
End of year	$260,858,772	$226,938,794

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       19

Financial highlights

Class A Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$27.75	$28.67	$24.10	$20.86	$21.44
Net investment loss[1]	(0.04)	(0.05)	(0.13)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.77)	1.87	5.23	3.31	(0.57)
Total from investment operations	(1.81)	1.82	5.10	3.24	(0.58)
Less distributions
From net realized gain	(1.81)	(2.74)	(0.53)	—	—
Total distributions	(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$24.13	$27.75	$28.67	$24.10	$20.86
Total return (%)[2,3]	(6.69)	7.28	21.26	15.53	(2.71)
Ratios and supplemental data
Net assets, end of period (in millions)	$214	$180	$162	$120	$129
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.43	1.47	1.54	1.54
Expenses including reductions	1.43	1.43	1.47	1.50	1.44
Net investment loss	(0.14)	(0.17)	(0.47)	(0.36)	(0.07)
Portfolio turnover (%)	108	79	85	97	133

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       20

Class I Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13		3-31-12
Per share operating performance
Net asset value, beginning of period	$28.22	$29.02	$24.32	$20.96		$21.51
Net investment income (loss)[1]	0.04	0.03	(0.04)	—	[2]	0.07
Net realized and unrealized gain (loss) on investments	(1.80)	1.91	5.27	3.36		(0.58)
Total from investment operations	(1.76)	1.94	5.23	3.36		(0.51)
Less distributions
From net investment income	—	—	—	—		(0.04)
From net realized gain	(1.81)	(2.74)	(0.53)	—		—
Total distributions	(1.81)	(2.74)	(0.53)	—		(0.04)
Net asset value, end of period	$24.65	$28.22	$29.02	$24.32		$20.96
Total return (%)[3]	(6.40)	7.61	21.61	16.03		(2.34)
Ratios and supplemental data
Net assets, end of period (in millions)	$39	$43	$50	$49		$69
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.14	1.15	1.18		1.16
Expenses including reductions	1.13	1.13	1.14	1.11		1.04
Net investment income (loss)	0.13	0.12	(0.15)	0.02		0.34
Portfolio turnover (%)	108	79	85	97		133

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       21

Class R1 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$27.23	$28.29	$23.87	$20.71	$21.37
Net investment loss[1]	(0.15)	(0.15)	(0.21)	(0.13)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.71)	1.83	5.16	3.29	(0.58)
Total from investment operations	(1.86)	1.68	4.95	3.16	(0.66)
Less distributions
From net realized gain	(1.81)	(2.74)	(0.53)	—	—
Total distributions	(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$23.56	$27.23	$28.29	$23.87	$20.71
Total return (%)[2]	(7.01)	6.86	20.84	15.26	(3.09)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	2.84	2.94	4.37	13.34
Expenses including reductions	1.80	1.80	1.80	1.80	1.80
Net investment loss	(0.56)	(0.55)	(0.82)	(0.60)	(0.40)
Portfolio turnover (%)	108	79	85	97	133

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       22

Class R2 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$27.83	$28.77	$24.21	$20.96	$20.56
Net investment income (loss)[2]	(0.05)	(0.08)	(0.14)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments	(1.80)	1.88	5.23	3.33	0.38
Total from investment operations	(1.85)	1.80	5.09	3.25	0.40
Less distributions
From net realized gain	(1.81)	(2.74)	(0.53)	—	—
Total distributions	(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$24.17	$27.83	$28.77	$24.21	$20.96
Total return (%)[3]	(6.82)	7.18	21.12	15.51	1.95	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.21	4.66	7.99	20.22	16.31	[6]
Expenses including reductions	1.55	1.55	1.55	1.55	1.55	[6]
Net investment income (loss)	(0.20)	(0.29)	(0.54)	(0.39)	1.31	[6]
Portfolio turnover (%)	108	79	85	97	133	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       23

Class R3 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$27.38	$28.39	$23.94	$20.76	$21.39
Net investment loss[1]	(0.11)	(0.12)	(0.19)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.74)	1.85	5.17	3.30	(0.57)
Total from investment operations	(1.85)	1.73	4.98	3.18	(0.63)
Less distributions
From net realized gain	(1.81)	(2.74)	(0.53)	—	—
Total distributions	(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$23.72	$27.38	$28.39	$23.94	$20.76
Total return (%)[2]	(6.93)	7.02	20.90	15.32	(2.95)
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	— [3]	— [3]	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.54	9.06	10.89	5.15	4.65
Expenses including reductions	1.70	1.70	1.70	1.70	1.70
Net investment loss	(0.42)	(0.43)	(0.75)	(0.56)	(0.32)
Portfolio turnover (%)	108	79	85	97	133

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       24

Class R4 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$27.92	$28.79	$24.17	$20.87	$21.44
Net investment income (loss)[1]	— [2]	(0.01)	(0.08)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.79)	1.88	5.23	3.33	(0.56)
Total from investment operations	(1.79)	1.87	5.15	3.30	(0.57)
Less distributions
From net realized gain	(1.81)	(2.74)	(0.53)	—	—
Total distributions	(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$24.32	$27.92	$28.79	$24.17	$20.87
Total return (%)[3]	(6.58)	7.42	21.41	15.81	(2.66)
Ratios and supplemental data
Net assets, end of period (in millions)	— [4]	— [4]	— [4]	— [4]	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.26	19.97	18.99	18.82	28.72
Expenses including reductions	1.30	1.30	1.30	1.31	1.40
Net investment loss	(0.01)	(0.05)	(0.31)	(0.17)	(0.03)
Portfolio turnover (%)	108	79	85	97	133

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       25

Class R5 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13		3-31-12
Per share operating performance
Net asset value, beginning of period	$28.24	$29.03	$24.32	$20.96		$21.50
Net investment income (loss)[1]	0.03	0.04	(0.03)	0.01		0.05
Net realized and unrealized gain (loss) on investments	(1.78)	1.91	5.27	3.35		(0.56)
Total from investment operations	(1.75)	1.95	5.24	3.36		(0.51)
Less distributions
From net investment income	—	—	—	—		(0.03)
From net realized gain	(1.81)	(2.74)	(0.53)	—		—
Total distributions	(1.81)	(2.74)	(0.53)	—		(0.03)
Net asset value, end of period	$24.68	$28.24	$29.03	$24.32		$20.96
Total return (%)[2]	(6.36)	7.64	21.65	16.03		(2.34)
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	— [3]	— [3]	—	[3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.53	5.61	6.05	7.78		8.75
Expenses including reductions	1.10	1.10	1.10	1.10		1.10
Net investment income (loss)	0.11	0.16	(0.11)	0.05		0.28
Portfolio turnover (%)	108	79	85	97		133

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       26

Class R6 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13		3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$28.34	$29.08	$24.34	$20.97		$18.69
Net investment income (loss)[2]	0.09	0.09	(0.02)	0.02		0.06
Net realized and unrealized gain (loss) on investments	(1.83)	1.91	5.29	3.35		2.26
Total from investment operations	(1.74)	2.00	5.27	3.37		2.32
Less distributions
From net investment income	—	—	—	—		(0.04)
From net realized gain	(1.81)	(2.74)	(0.53)	—		—
Total distributions	(1.81)	(2.74)	(0.53)	—		(0.04)
Net asset value, end of period	$24.79	$28.34	$29.08	$24.34		$20.97
Total return (%)[3]	(6.30)	7.80	21.75	16.07		12.45	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$1	$1	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	4.54	7.66	18.63		15.46	[6]
Expenses including reductions	1.04	0.97	1.04	1.04		1.04	[6]
Net investment income (loss)	0.34	0.32	(0.06)	0.11		0.55	[6]
Portfolio turnover (%)	108	79	85	97		133	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       27

Class ADV Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$27.90	$28.78	$24.17	$20.88	$21.44
Net investment income (loss)[1]	(0.02)	(0.03)	(0.09)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	(1.78)	1.89	5.23	3.33	(0.57)
Total from investment operations	(1.80)	1.86	5.14	3.29	(0.56)
Less distributions
From net realized gain	(1.81)	(2.74)	(0.53)	—	—
Total distributions	(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of year	$24.29	$27.90	$28.78	$24.17	$20.88
Total return (%)[2]	(6.62)	7.39	21.37	15.76	(2.61)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	— [3]	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.05	4.17	4.51	4.91	4.34
Expenses net of fee waivers	1.34	1.34	1.34	1.34	1.34
Net investment income (loss)	(0.07)	(0.09)	(0.35)	(0.20)	0.03
Portfolio turnover (%)	108	79	85	97	133

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       28

Notes to financial statements

Note 1 — Organization

John Hancock Small Company Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available to investors who acquired Class A shares as a result of the reorganization of the FMA Small Company Portfolio into the fund and are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAV each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       29

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2016 were $1,477. For the year ended March 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, net capital losses of $11,618,324 that are the result of security transactions occurring after October 31, 2015, are treated as occurring on April 1, 2016 the first day of the fund's next taxable year.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2016 and 2015 was $16,929,949 and $20,421,065 of long-term capital gains, respectively.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       30

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book tax differences are primarily attributable to wash sale loss deferrals, net operating losses and late year ordinary loss deferral.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.90% of the first $500 million of the fund's average daily net assets; (b) 0.85% of the next $500 million of the fund's average daily net assets; and (c) 0.80% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Mesirow Financial Investment Management, Inc., formerly, Fiduciary Management Associates, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.43%, 1.13%, 1.80%, 1.55%, 1.70%, 1.30%,1.10%, and 1.34% for Class A, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class ADV shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2015, Class A, Class I, and Class R6 shares had fee waivers and/or reimbursement such that expenses would not exceed 1.50%, 1.14%, and 1.04%, respectively.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund, to the extent they exceed 0.00% of average net assets. The fee waiver and/or reimbursement will continue in effect until June

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       31

30, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended March 31, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$68,491	Class R4	$2,131
Class I	9,748	Class R5	2,131
Class R1	1,828	Class R6	3,930
Class R2	4,117	Class ADV	4,093
Class R3	2,173	Total	$98,642

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2016 were equivalent to a net annual effective rate of 0.86% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class R1, Class R2, Class R3, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class ADV	0.25%	—
Class R3	0.50%	0.15%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares to limit the Rule 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $75 for Class R4 shares for the year ended March 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,561,653 for the year ended March 31, 2016. Of this amount, $267,032 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,290,931 was paid as sales commissions to broker-dealers and $3,690 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       32

services in connection with the sale of these shares. During the year ended March 31, 2016, CDSCs received by the Distributor amounted to $926 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$572,306	$242,586	$5,893	$7,341
Class I	—	47,514	3,756	1,974
Class R1	8,578	193	2,171	62
Class R2	3,036	103	4,172	28
Class R3	1,694	43	2,172	14
Class R4	225	12	2,171	2
Class R5	74	24	2,171	12
Class R6	—	497	3,161	55
Class ADV	1,440	732	3,647	65
Total	$587,353	$291,704	$29,314	$9,553

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to March 31, 2016, state registration fees and printing and postage amounted to $121,696 and $33,217, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2016 and 2015 were as follows:

		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,037,876	$77,883,439	1,216,719	$33,765,371
Distributions reinvested	543,417	13,498,483	615,709	15,558,946
Repurchased	(1,181,047)	(30,454,452)	(1,018,751)	(28,165,325)
Net increase	2,400,246	$60,927,470	813,677	$21,158,992
Class I shares
Sold	363,685	$9,845,616	193,349	$5,479,237
Distributions reinvested	109,806	2,783,592	169,243	4,346,160
Repurchased	(413,755)	(10,987,061)	(549,058)	(15,317,986)
Net increase (decrease)	59,736	$1,642,147	(186,466)	($5,492,589)

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       33

		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	10,830	$280,665	12,602	$336,999
Distributions reinvested	1,502	36,475	2,662	66,104
Repurchased	(29,848)	(771,336)	(13,846)	(376,272)
Net increase (decrease)	(17,516)	($454,196)	1,418	$26,831
Class R2 shares
Sold	22,743	$612,600	7,432	$202,439
Distributions reinvested	1,606	39,988	284	7,204
Repurchased	(10,192)	(279,303)	(1,088)	(28,525)
Net increase	14,157	$373,285	6,628	$181,118
Class R3 shares
Sold	3,898	$102,088	2,095	$57,825
Distributions reinvested	806	19,705	829	20,688
Repurchased	(2,421)	(59,287)	(337)	(8,949)
Net increase	2,283	$62,506	2,587	$69,564
Class R4 shares
Sold	3,663	$86,767	185	$5,140
Distributions reinvested	111	2,770	126	3,200
Repurchased	(2,371)	(56,921)	(799)	(21,874)
Net increase (decrease)	1,403	$32,616	(488)	($13,534)
Class R5 shares
Sold	613	$17,345	1,753	$49,707
Distributions reinvested	213	5,405	1,201	30,858
Repurchased	(9,406)	(265,975)	(2,380)	(66,340)
Net increase (decrease)	(8,580)	($243,225)	574	$14,225
Class R6 shares
Sold	179,541	$4,857,547	18,765	$503,716
Distributions reinvested	13,248	337,695	659	17,006
Repurchased	(29,082)	(724,893)	(10,003)	(286,860)
Net increase	163,707	$4,470,349	9,421	$233,862
Class ADV shares
Sold	2,155	$59,907	—	—
Distributions reinvested	1,590	39,750	2,029	$51,546
Repurchased	(359)	(8,080)	(2,065)	(56,933)
Net increase	3,386	$91,577	(36)	($5,387)
Total net increase	2,618,822	$66,902,529	647,315	$16,173,082

Affiliates of the Trust owned 32% of shares of beneficial interest of Class R4 on March 31, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $298,079,665 and $249,884,341, respectively, for the year ended March 31, 2016.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       34

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       35

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III and John Hancock Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Company Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 13, 2016

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       36

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $16,929,949 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2006	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee*
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Mesirow Financial Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2060)

Retirement Living Portfolios (2010-2060)

Retirement Living II Portfolios (2010-2060)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

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John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed
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stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the
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John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF288157	348A 3/16 5/16

John Hancock

Disciplined Value Mid Cap Fund

Annual report 3/31/16

A message to shareholders

Dear shareholder,

The 12-month period covered by this report was a challenging one for U.S. equity investors. Many market indexes tumbled late last summer and again in the winter amid concerns about slowing global growth, particularly in China. The volatility extended to commodity markets, as oil prices hit multi-year lows before rebounding toward the end of the period. The investment landscape improved late in the period as stocks and other so-called risk assets regained positive momentum.

Despite the increase in volatility, the economic picture in the United States offers reasons for optimism. In December, the U.S. Federal Reserve raised short-term interest rates for the first time in nine years on evidence that the persistent strength in the labor markets warranted a somewhat less accommodative stance. Economic data generally remained strong entering the spring.

Volatile market environments are naturally unsettling. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place. However, your best resource in times like these is your financial advisor, who can ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
35	Auditor's report
36	Tax information
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16 (%)

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 7-9-10, holders of Investor shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Equity markets were affected by periods of global volatility

The market was extremely volatile during the period, as equities continued to be affected by slowing global growth and lower oil prices.

The fund was down, but outperformed its benchmark

The fund outpaced its benchmark, the Russell Midcap Value Index, due to beneficial stock selection and sector allocation.

An underweight in energy and stock selection in consumer discretionary were the top relative contributors

From a sector standpoint, energy and consumer discretionary were the top relative contributors; the financials and utilities sectors were relative detractors, and financials accounted for most of the absolute loss.

SECTOR COMPOSITION AS OF 3/31/16 (%)

A note about risks

The stock prices of midsize companies can change more frequently and dramatically than those of large companies. Value stocks may decline in price. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Sector investing is subject to greater risks than the market as a whole. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       3

Discussion of fund performance

An interview with Portfolio Manager Steven L. Pollack, CFA, Boston Partners

Steven L. Pollack, CFA
Portfolio Manager
Boston Partners

Can you briefly describe the market environment over the past 12 months?

U.S. equities generally declined over the 12-month period. For the first half of the period, the market traded in a tight band and was generally positive. Major indexes reached record highs and then experienced their worst quarterly returns since 2011 as a significant slowdown in China and a drop in commodity prices signaled a potential for an impending global recession. Some indexes stayed positive to the end of the calendar year, overcoming concerns of monetary policy and global growth, as well as continued weakness in oil prices. U.S. equities experienced double-digit declines from early January until mid-February, which resulted from oil prices dropping into the mid-$20 range, a strengthening U.S. dollar, and fears of a slowing global economy. Near the end of the the fiscal year, as the U.S. Federal Reserve became more dovish with its rate expectations, the dollar weakened, oil prices rallied as production expectations tempered, and the European Central Bank embarked on a more aggressive quantitative easing program.

We believe the market is rewarding companies for high dividend yields and paying little attention to quality companies with attractive valuations. The utilities sector, with a high average dividend yield, produced strong returns as a result. Most utility companies still look expensive to us, trading at substantial price-to-earnings premiums to the Russell Midcap Value Index despite limited opportunity for improving overall returns due to substantial regulation and high capital needs of these businesses. Staying true to our investment process, we see opportunities to buy higher quality companies with more attractive valuation characteristics elsewhere in the market and we expect that our position will be rewarded over time.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       4

"We believe the market is rewarding companies for high dividend yields and paying little attention to quality companies with attractive valuations."

In this environment, the fund's primary benchmark, the Russell Midcap Value Index, was down 3.39%. The energy and telecommunication services sectors declined the most, followed by the healthcare and materials sectors; the utilities and consumer staples sectors were the top gainers.

Although down for the year, the fund outperformed its benchmark. What drove this relative performance?

Beneficial stock selection and sector allocation primarily drove relative performance. The energy sector was the most significant contributor to relative returns due to a beneficial underweight position and favorable stock selection. The consumer discretionary sector also contributed to relative returns due primarily to positive stock selection.

Activision Blizzard, Inc. (information technology) was the top contributor as Xbox and PS4 console sales drove demand for new versions of existing titles. New titles and innovative distribution

TOP 10 HOLDINGS AS OF 3/31/16 (%)

Aon PLC	1.7
Robert Half International, Inc.	1.6
Amdocs, Ltd.	1.6
Activision Blizzard, Inc.	1.6
Masco Corp.	1.6
Regency Centers Corp.	1.5
Graphic Packaging Holding Company	1.5
Equity Residential	1.4
Fifth Third Bancorp	1.4
Cardinal Health, Inc.	1.4
TOTAL	15.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       5

agreements in emerging markets also aided results. U.S. building material supplier Masco Corp. also contributed due to a continued recovery in homebuilding.
"Staying true to our investment process, we see opportunities to buy higher quality companies with more attractive valuation characteristics elsewhere in the market and we expect that our position will be rewarded over time."

What hindered performance?

The financials and utilities sectors were the top detractors from relative performance due to an unfavorable underweight position in utilities and adverse stock selection in financials. Western Digital Corp. was the greatest relative detractor as it lagged due to tepid demand and investor unease with Western Digital's intention to acquire flash drive manufacturer SanDisk Corp.

What were some notable additions and deletions to the portfolio?

We continue to find buying opportunities emphasizing our value circle approach and using high momentum companies as a source of funds. We have been adding to attractively priced basic industries companies with more consistent earnings models, such as PPG Industries, Inc. and Berry Plastics Group, Inc., as well as cyclical companies that are near trough pricing and expected to improve over the next year, such as CF Industries Holdings, Inc. and WestRock Company. We believe the discrepancy in valuation between perceived stable growth companies that are expensive and high-quality cyclical growth companies that are relatively inexpensive is extremely large by historical standards. We initiated a position in electronic retailer Best Buy Company, Inc., which offers compelling value, substantial return of capital, and business momentum that appears to be picking up due to increased sales in new 4K televisions. Other new positions included Ally Financial, Inc. and Textron Inc. Ally Financial is positioned for stronger returns on capital and Textron should benefit from an improving business jet cycle.

We sold long-held positions in Tyson Foods, Inc. and H&R Block, Inc., as the stocks achieved price objectives. We also sold Macy's, Inc., as margin expansion opportunities appear to have stalled and

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       6

same-store sales have been disappointing as shoppers increasingly avoid stores in favor of the Internet. Foot Locker, Inc. and construction materials manufacturer Carlisle Companies, Inc. were sold, as the stocks approached our price targets and business momentum was beginning to slow. During the period we liquidated drug distributor and healthcare IT company McKesson Corp. and communications products and services business Motorola Solutions, Inc. upon reaching target valuation.

MANAGED BY

Steven L. Pollack, CFA On the fund since 2000 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985

The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-7.45	10.49	9.27	64.69	142.74
Class C1	-4.19	10.78	8.99	66.87	136.59
Class I1,2	-2.35	11.96	10.21	75.92	164.36
Class R2[1,2]	-2.74	11.47	9.66	72.12	151.58
Class R4[1,2]	-2.50	11.74	10.03	74.21	160.01
Class R6[1,2]	-2.25	12.04	10.29	76.53	166.24
Class ADV[1,2]	-2.59	11.60	9.81	73.10	154.92
Index†	-3.39	10.52	7.23	64.86	100.98

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.13	1.88	0.87	1.27	1.12	0.77	1.13
Net (%)	1.13	1.88	0.87	1.27	1.02	0.77	1.13

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	3-31-06	23,659	23,659	20,098
Class I1,2	3-31-06	26,436	26,436	20,098
Class R2[1,2]	3-31-06	25,158	25,158	20,098
Class R4[1,2]	3-31-06	26,001	26,001	20,098
Class R6[1,2]	3-31-06	26,624	26,624	20,098
Class ADV[1,2]	3-31-06	25,492	25,492	20,098

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	After the close of business on 7-9-10, holders of Investor shares and Institutional shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A and Class I shares, respectively, of John Hancock Disciplined Value Mid Cap Fund. Class A, Class I, and Class ADV shares were first offered on 7-12-10. The returns prior to this date for Class A and Class ADV shares are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of the fund's Class A and Class ADV shares. For Class I shares, the returns prior to this date are those of the predecessor fund's Institutional shares that have been recalculated to reflect the gross fees and expenses of the fund's Class I shares. Class C, Class R2, Class R4, and Class R6 shares were first offered on 8-15-11, 3-1-12, 7-2-13, and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class R2, Class R4, and Class R6 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016.

	Account value on 10-1-15	Ending value on 3-31-16	Expenses paid during period ended 3-31-16[1]	Annualized expense ratio
Class A	$1,000.00	$1,047.80	$5.79	1.13%
Class C	1,000.00	1,043.90	9.61	1.88%
Class I	1,000.00	1,048.90	4.41	0.86%
Class R2	1,000.00	1,047.10	6.50	1.27%
Class R4	1,000.00	1,048.50	5.22	1.02%
Class R6	1,000.00	1,049.40	3.95	0.77%
Class ADV	1,000.00	1,047.90	5.79	1.13%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-15	Ending value on 3-31-16	Expenses paid during period ended 3-31-16[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.70	1.13%
Class C	1,000.00	1,015.60	9.47	1.88%
Class I	1,000.00	1,020.70	4.34	0.86%
Class R2	1,000.00	1,018.70	6.41	1.27%
Class R4	1,000.00	1,019.90	5.15	1.02%
Class R6	1,000.00	1,021.20	3.89	0.77%
Class ADV	1,000.00	1,019.40	5.70	1.13%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       11

Fund's investments

As of 3-31-16
	Shares	Value
Common stocks 97.1%		$11,162,384,257
(Cost $9,353,643,443)
Consumer discretionary 7.1%		820,404,288
Auto components 2.0%
Lear Corp.	1,111,466	123,561,675
Tenneco, Inc. (I)	2,105,211	108,439,418
Automobiles 0.4%
Harley-Davidson, Inc.	975,069	50,050,292
Household durables 1.1%
Newell Rubbermaid, Inc. (L)	2,723,194	120,610,262
Internet and catalog retail 0.7%
Expedia, Inc.	727,846	78,476,356
Leisure products 1.0%
Brunswick Corp.	2,404,207	115,353,852
Media 1.5%
CBS Corp., Class B	845,127	46,558,046
Omnicom Group, Inc.	1,401,522	116,648,676
Starz, Class A (I)	391,065	10,296,741
Specialty retail 0.4%
Best Buy Company, Inc.	1,553,914	50,408,970
Consumer staples 1.3%		152,038,965
Beverages 1.3%
Coca-Cola Enterprises, Inc.	1,374,701	69,752,329
Constellation Brands, Inc., Class A	544,620	82,286,636
Energy 6.1%		701,806,137
Energy equipment and services 0.2%
Bristow Group, Inc.	1,294,008	24,482,631
Oil, gas and consumable fuels 5.9%
Anadarko Petroleum Corp.	488,041	22,728,069
Cimarex Energy Company	951,887	92,590,048
Diamondback Energy, Inc. (I)	1,315,928	101,563,323
Energen Corp.	2,838,455	103,859,068
EQT Corp.	1,069,545	71,937,597
Kosmos Energy, Ltd. (I)	1,666,623	9,699,746
Marathon Petroleum Corp.	2,315,342	86,084,416
Parsley Energy, Inc., Class A (I)	4,138,168	93,522,597
RSP Permian, Inc. (I)	1,930,275	56,055,186
Western Refining, Inc. (L)	1,350,411	39,283,456

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       12

	Shares	Value
Financials 32.4%		$3,725,317,502
Banks 5.2%
BB&T Corp.	3,026,278	100,684,269
East West Bancorp, Inc.	2,225,720	72,291,386
Fifth Third Bancorp	9,622,375	160,597,439
Huntington Bancshares, Inc.	15,362,524	146,558,479
SunTrust Banks, Inc.	3,381,959	122,021,081
Capital markets 3.9%
Raymond James Financial, Inc.	2,297,708	109,393,878
SEI Investments Company	2,224,143	95,749,356
State Street Corp.	876,361	51,284,646
TD Ameritrade Holding Corp.	4,658,132	146,870,902
The Charles Schwab Corp.	1,745,254	48,902,017
Consumer finance 2.3%
Ally Financial, Inc. (I)	2,856,295	53,469,842
Discover Financial Services	2,788,259	141,978,148
Navient Corp.	3,158,959	37,812,739
SLM Corp. (I)	5,581,262	35,496,826
Diversified financial services 0.4%
Moody's Corp.	465,336	44,932,844
Insurance 10.2%
Alleghany Corp. (I)	262,637	130,320,479
Aon PLC	1,899,686	198,422,203
CNO Financial Group, Inc.	2,954,546	52,945,464
Loews Corp.	1,912,852	73,185,718
Marsh & McLennan Companies, Inc.	1,761,981	107,110,825
Reinsurance Group of America, Inc.	1,066,655	102,665,544
The Allstate Corp.	1,676,663	112,956,786
Torchmark Corp.	1,168,297	63,274,966
Unum Group	4,424,250	136,797,810
W.R. Berkley Corp.	1,392,063	78,233,941
Willis Towers Watson PLC	372,889	44,247,009
XL Group PLC	1,836,698	67,590,486
Real estate investment trusts 10.4%
American Assets Trust, Inc.	1,232,348	49,195,332
American Homes 4 Rent, Class A	3,226,394	51,299,665
Boston Properties, Inc.	1,156,675	146,990,259
Douglas Emmett, Inc.	2,631,062	79,221,277
Equity Residential	2,183,914	163,859,067
Essex Property Trust, Inc.	318,499	74,484,176
General Growth Properties, Inc.	1,969,039	58,539,529
Kilroy Realty Corp.	630,075	38,982,740
Kimco Realty Corp.	4,414,600	127,052,188
Regency Centers Corp.	2,340,136	175,159,180

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       13

	Shares	Value
Financials (continued)
Real estate investment trusts (continued)
SL Green Realty Corp.	1,502,947	$145,605,505
The Macerich Company	998,656	79,133,501
Health care 7.4%		845,168,855
Health care equipment and supplies 3.3%
Becton, Dickinson and Company	571,725	86,799,290
Boston Scientific Corp. (I)	5,268,560	99,101,614
St. Jude Medical, Inc.	1,363,793	75,008,615
Zimmer Biomet Holdings, Inc.	1,095,364	116,798,663
Health care providers and services 2.6%
Cardinal Health, Inc.	1,915,311	156,959,736
DaVita HealthCare Partners, Inc. (I)	839,849	61,628,120
Laboratory Corp. of America Holdings (I)	669,176	78,380,585
Life sciences tools and services 1.5%
Bruker Corp.	1,220,286	34,168,008
ICON PLC (I)	1,815,236	136,324,224
Industrials 12.7%		1,461,082,808
Aerospace and defense 1.7%
Curtiss-Wright Corp.	528,234	39,971,467
Huntington Ingalls Industries, Inc.	679,469	93,046,485
Textron, Inc.	1,710,002	62,346,673
Airlines 0.3%
Delta Air Lines, Inc.	669,772	32,604,501
Building products 1.6%
Masco Corp.	5,729,207	180,183,560
Construction and engineering 0.5%
Fluor Corp.	1,107,113	59,451,968
Electrical equipment 0.5%
Hubbell, Inc.	501,464	53,120,082
Machinery 3.3%
Ingersoll-Rand PLC	1,753,697	108,746,751
Parker-Hannifin Corp.	419,513	46,599,504
Stanley Black & Decker, Inc.	1,237,828	130,231,884
The Timken Company	1,321,738	44,265,006
WABCO Holdings, Inc. (I)	485,040	51,860,477
Professional services 4.1%
Equifax, Inc.	1,331,557	152,183,650
ManpowerGroup, Inc.	1,664,924	135,558,112
Robert Half International, Inc.	4,027,417	187,597,084
Trading companies and distributors 0.7%
WESCO International, Inc. (I)(L)	1,523,973	83,315,604

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       14

	Shares	Value
Information technology 15.2%		$1,746,162,791
Communications equipment 1.2%
Harris Corp.	1,760,548	137,076,267
Electronic equipment, instruments and components 4.1%
Arrow Electronics, Inc. (I)	2,071,755	133,441,740
Avnet, Inc.	2,342,891	103,790,071
Flextronics International, Ltd. (I)	6,475,800	78,098,146
Jabil Circuit, Inc.	4,144,016	79,855,188
TE Connectivity, Ltd.	1,134,060	70,220,995
Internet software and services 1.4%
eBay, Inc. (I)	1,651,107	39,395,413
InterActiveCorp	1,257,789	59,216,706
NetEase, Inc., ADR	462,858	66,457,152
IT services 4.1%
Alliance Data Systems Corp. (I)	287,831	63,322,820
Amdocs, Ltd.	3,056,502	184,673,851
Fidelity National Information Services, Inc.	2,172,571	137,545,470
Total System Services, Inc.	1,730,487	82,336,571
Semiconductors and semiconductor equipment 1.9%
Broadcom, Ltd.	631,381	97,548,365
Microsemi Corp. (I)	2,523,800	96,686,778
ON Semiconductor Corp. (I)	2,541,673	24,374,644
Software 1.6%
Activision Blizzard, Inc.	5,415,115	183,247,492
Technology hardware, storage and peripherals 0.9%
Seagate Technology PLC (L)	1,088,019	37,482,255
Western Digital Corp.	1,511,280	71,392,867
Materials 7.5%		857,241,905
Chemicals 2.7%
CF Industries Holdings, Inc.	1,698,358	53,226,540
Methanex Corp. (L)	983,850	31,601,262
PolyOne Corp.	1,245,505	37,676,526
PPG Industries, Inc.	507,525	56,583,962
The Mosaic Company	1,712,107	46,226,889
The Valspar Corp.	830,049	88,831,844
Containers and packaging 4.3%
Avery Dennison Corp.	1,042,123	75,147,490
Berry Plastics Group, Inc. (I)	1,265,245	45,738,607
Crown Holdings, Inc. (I)	1,476,377	73,213,535
Graphic Packaging Holding Company	13,460,026	172,961,334
Packaging Corp. of America	1,177,572	71,125,349
WestRock Company	1,246,315	48,643,674

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       15

			Shares	Value
Materials (continued)
Metals and mining 0.5%
Steel Dynamics, Inc.			2,499,551	$56,264,893
Utilities 7.4%				853,161,006
Electric utilities 4.9%
American Electric Power Company, Inc.			2,216,221	147,157,074
Edison International			2,181,209	156,807,115
FirstEnergy Corp.			1,987,052	71,474,260
Great Plains Energy, Inc.			2,643,035	85,237,879
Portland General Electric Company			1,779,444	70,270,244
Westar Energy, Inc.			586,296	29,086,145
Multi-utilities 2.5%
Alliant Energy Corp.			994,034	73,836,846
Ameren Corp.			1,688,019	84,569,752
PG&E Corp.			2,255,889	134,721,691
	Yield (%)		Shares	Value
Securities lending collateral 1.3%				$145,352,507
(Cost $145,333,770)
John Hancock Collateral Trust (W)	0.4918(Y	)	14,526,099	145,352,507
Short-term investments 2.3%				$262,470,876
(Cost $262,470,876)
Money market funds 2.3%				262,470,876
State Street Institutional US Government Money Market Fund	0.2385(Y	)	262,470,876	262,470,876
Total investments (Cost $9,761,448,089)† 100.7%				$11,570,207,640
Other assets and liabilities, net (0.7%)				($76,594,527)
Total net assets 100.0%				$11,493,613,113

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 3-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-16.
†	At 3-31-16, the aggregate cost of investment securities for federal income tax purposes was $9,828,593,247. Net unrealized appreciation aggregated to $1,741,614,393, of which $2,032,180,167 related to appreciated investment securities and $290,565,774 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-16

Assets
Unaffiliated investments, at value (Cost $9,616,114,319) including $141,524,026 of securities loaned	$11,424,855,133
Affiliated investments, at value (Cost $145,333,770)	145,352,507
Total investments, at value (Cost $9,761,448,089)	11,570,207,640
Cash	31,216
Receivable for investments sold	23,450,169
Receivable for fund shares sold	77,001,659
Dividends and interest receivable	20,044,738
Receivable for securities lending income	69,805
Other receivables and prepaid expenses	176,776
Total assets	11,690,982,003
Liabilities
Payable for fund shares repurchased	49,738,683
Payable upon return of securities loaned	145,335,555
Payable to affiliates
Accounting and legal services fees	111,237
Transfer agent fees	1,002,117
Distribution and service fees	107,814
Trustees' fees	1,889
Other liabilities and accrued expenses	1,071,595
Total liabilities	197,368,890
Net assets	$11,493,613,113
Net assets consist of
Paid-in capital	$9,700,209,058
Undistributed net investment income	36,138,144
Accumulated net realized gain (loss) on investments	(51,493,640)
Net unrealized appreciation (depreciation) on investments	1,808,759,551
Net assets	$11,493,613,113

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,970,853,305 ÷ 106,580,636 shares)[1]	$18.49
Class C ($329,084,172 ÷ 17,649,236 shares)[1]	$18.65
Class I ($7,802,164,928 ÷ 407,600,629 shares)	$19.14
Class R2 ($233,695,407 ÷ 12,240,447 shares)	$19.09
Class R4 ($104,070,864 ÷ 5,440,074 shares)	$19.13
Class R6 ($1,052,967,319 ÷ 55,038,600 shares)	$19.13
Class ADV ($777,118 ÷ 42,108 shares)	$18.46
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.46

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       18

STATEMENT OF OPERATIONS   For the year ended 3-31-16

Investment income
Dividends	$204,536,912
Securities lending	240,145
Interest	132,266
Less foreign taxes withheld	(65,319)
Total investment income	204,844,004
Expenses
Investment management fees	79,039,498
Distribution and service fees	10,167,082
Accounting and legal services fees	1,478,350
Transfer agent fees	11,725,198
Trustees' fees	154,627
State registration fees	454,423
Printing and postage	691,295
Professional fees	284,004
Custodian fees	1,246,429
Registration and filing fees	187,756
Other	152,311
Total expenses	105,580,973
Less expense reductions	(957,038)
Net expenses	104,623,935
Net investment income	100,220,069
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	377,904,611
Affiliated investments	(842)
377,903,769
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(750,854,027)
Affiliated investments	18,833
(750,835,194)
Net realized and unrealized loss	(372,931,425)
Decrease in net assets from operations	($272,711,356)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-16	Year ended 3-31-15
Increase (decrease) in net assets
From operations
Net investment income	$100,220,069	$47,078,725
Net realized gain	377,903,769	369,708,115
Change in net unrealized appreciation (depreciation)	(750,835,194)	845,450,967
Increase (decrease) in net assets resulting from operations	(272,711,356)	1,262,237,807
Distributions to shareholders
From net investment income
Class A	(6,909,198)	(5,490,148)
Class I	(44,367,788)	(33,378,448)
Class R2	(449,251)	(344,941)
Class R4	(516,113)	(435,019)
Class R6	(6,282,487)	(4,227,049)
Class ADV	(2,444)	(1,901)
From net realized gain
Class A	(118,530,557)	(45,312,346)
Class C	(19,552,094)	(7,850,524)
Class I	(426,532,269)	(142,457,350)
Class R2	(13,446,594)	(5,341,303)
Class R4	(6,646,956)	(2,434,355)
Class R6	(51,664,209)	(14,736,399)
Class ADV	(50,644)	(20,467)
Total distributions	(694,950,604)	(262,030,250)
From fund share transactions	1,654,438,937	1,530,028,017
Total increase	686,776,977	2,530,235,574
Net assets
Beginning of year	10,806,836,136	8,276,600,562
End of year	$11,493,613,113	$10,806,836,136
Undistributed net investment income	$36,138,144	$7,307,844

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       20

Financial highlights

Class A Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$20.19	$18.23	$14.51	$12.41	$11.98
Net investment income[1]	0.13	0.05	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.63)	2.42	4.03	2.09	0.42
Total from investment operations	(0.50)	2.47	4.08	2.14	0.46
Less distributions
From net investment income	(0.07)	(0.06)	(0.04)	(0.04)	—
From net realized gain	(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	(1.20)	(0.51)	(0.36)	(0.04)	(0.03)
Net asset value, end of period	$18.49	$20.19	$18.23	$14.51	$12.41
Total return (%)[2,3]	(2.59)	13.78	28.30	17.31	3.92
Ratios and supplemental data
Net assets, end of period (in millions)	$1,971	$2,148	$3,086	$1,169	$517
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.13	1.18	1.27	1.33
Expenses including reductions	1.12	1.13	1.17	1.27	1.29
Net investment income	0.70	0.28	0.32	0.38	0.32
Portfolio turnover (%)	47	35	39	55	41

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       21

Class C Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$20.43	$18.53	$14.82	$12.74	$10.63
Net investment income (loss)[2]	(0.01)	(0.08)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.64)	2.43	4.10	2.13	2.16
Total from investment operations	(0.65)	2.35	4.03	2.08	2.14
Less distributions
From net realized gain	(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	(1.13)	(0.45)	(0.32)	—	(0.03)
Net asset value, end of period	$18.65	$20.43	$18.53	$14.82	$12.74
Total return (%)[3,4]	(3.27)	12.90	27.32	16.33	20.22	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$329	$366	$329	$90	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	1.89	1.94	2.08	2.10	[6]
Expenses including reductions	1.87	1.88	1.93	2.08	2.10	[6]
Net investment income (loss)	(0.06)	(0.42)	(0.43)	(0.39)	(0.26	) [6]
Portfolio turnover (%)	47	35	39	55	41	[7]

1	The inception date for Class C shares is 8-15-11.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       22

Class I Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$20.86	$18.81	$14.95	$12.79	$12.33
Net investment income[1]	0.20	0.12	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.67)	2.49	4.16	2.15	0.45
Total from investment operations	(0.47)	2.61	4.26	2.24	0.52
Less distributions
From net investment income	(0.12)	(0.11)	(0.08)	(0.08)	(0.03)
From net realized gain	(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	(1.25)	(0.56)	(0.40)	(0.08)	(0.06)
Net asset value, end of period	$19.14	$20.86	$18.81	$14.95	$12.79
Total return (%)[2]	(2.35)	14.13	28.67	17.64	4.28
Ratios and supplemental data
Net assets, end of period (in millions)	$7,802	$7,116	$4,168	$1,762	$948
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.87	0.89	0.93	0.98
Expenses including reductions	0.86	0.86	0.89	0.93	0.98
Net investment income	0.99	0.63	0.59	0.71	0.63
Portfolio turnover (%)	47	35	39	55	41

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       23

Class R2 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$20.81	$18.77	$14.94	$12.78	$12.43
Net investment income[2]	0.11	0.04	0.04	0.05	0.01
Net realized and unrealized gain (loss) on investments	(0.66)	2.48	4.14	2.14	0.34
Total from investment operations	(0.55)	2.52	4.18	2.19	0.35
Less distributions
From net investment income	(0.04)	(0.03)	(0.03)	(0.03)	—
From net realized gain	(1.13)	(0.45)	(0.32)	—	—
Total distributions	(1.17)	(0.48)	(0.35)	(0.03)	—
Net asset value, end of period	$19.09	$20.81	$18.77	$14.94	$12.78
Total return (%)[3]	(2.74)	13.66	28.15	17.15	2.82	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$234	$250	$205	$15	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.29	1.28	2.15	16.13	[6]
Expenses including reductions	1.27	1.28	1.27	1.40	1.45	[6]
Net investment income	0.56	0.19	0.25	0.33	1.00	[6]
Portfolio turnover (%)	47	35	39	55	41	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       24

Class R4 Shares Period ended	3-31-16	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$20.85	$18.81	$15.63
Net investment income[2]	0.16	0.10	0.06
Net realized and unrealized gain (loss) on investments	(0.66)	2.47	3.49
Total from investment operations	(0.50)	2.57	3.55
Less distributions
From net investment income	(0.09)	(0.08)	(0.05)
From net realized gain	(1.13)	(0.45)	(0.32)
Total distributions	(1.22)	(0.53)	(0.37)
Net asset value, end of period	$19.13	$20.85	$18.81
Total return (%)[3]	(2.50)	13.93	22.85	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$104	$118	$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.15	1.30	[5]
Expenses including reductions	1.02	1.04	1.14	[5]
Net investment income	0.81	0.49	0.44	[5]
Portfolio turnover (%)	47	35	39	[6]

1	The inception date for Class R4 shares is 7-2-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       25

Class R6 Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$20.85	$18.81	$14.95	$12.79	$10.95
Net investment income[2]	0.22	0.14	0.12	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.67)	2.48	4.16	2.14	1.82
Total from investment operations	(0.45)	2.62	4.28	2.25	1.90
Less distributions
From net investment income	(0.14)	(0.13)	(0.10)	(0.09)	(0.03)
From net realized gain	(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	(1.27)	(0.58)	(0.42)	(0.09)	(0.06)
Net asset value, end of period	$19.13	$20.85	$18.81	$14.95	$12.79
Total return (%)[3]	(2.25)	14.21	28.81	17.68	17.45	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,053	$807	$444	$100	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.78	0.81	0.89	4.22	[5]
Expenses including reductions	0.76	0.77	0.80	0.89	0.99	[5]
Net investment income	1.13	0.73	0.71	0.84	1.25	[5]
Portfolio turnover (%)	47	35	39	55	41	[6]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       26

Class ADV Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$20.15	$18.20	$14.49	$12.40	$11.97
Net investment income[1]	0.12	0.04	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.63)	2.40	4.03	2.10	0.43
Total from investment operations	(0.51)	2.44	4.06	2.14	0.47
Less distributions
From net investment income	(0.05)	(0.04)	(0.03)	(0.05)	(0.01)
From net realized gain	(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	(1.18)	(0.49)	(0.35)	(0.05)	(0.04)
Net asset value, end of period	$18.46	$20.15	$18.20	$14.49	$12.40
Total return (%)[2]	(2.59)	13.67	28.19	17.33	3.94
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	3.12	3.46	3.74	4.18
Expenses including reductions	1.16	1.25	1.25	1.25	1.25
Net investment income	0.63	0.21	0.19	0.35	0.37
Portfolio turnover (%)	47	35	39	55	41

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       27

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund into the fund. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Effective January 31, 2014, the fund was closed to new investors, subject to certain exceptions described in the fund's prospectus.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       28

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2016, the fund loaned common stocks valued at $141,524,026 and received $145,335,555 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian

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for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2016 were $15,283. For the year ended March 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended March 31, 2016 and 2015 was as follows:

	March 31, 2016	March 31, 2015
Ordinary Income	$114,826,724	$112,302,853
Long-Term Capital Gain	580,123,880	149,727,397
Total	$694,950,604	$262,030,250

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2016, the components of distributable earnings on a tax basis consisted of $36,138,144 of undistributed ordinary income and $15,651,518 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

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Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and characterization of distributions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.775% of the next $500 million of the fund's average daily net assets; (c) 0.750% of the next $500 million of the fund's average daily net assets; (d) 0.725% of the next $1 billion of the fund's average daily net assets; and (e) 0.700% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with approval of the Board of Trustees.

Prior to July 1, 2015, the Advisor had contractually agreed to reimburse or limit certain expenses for certain share classes of the fund. This agreement excluded certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These reimbursements and limits are such that these expenses would not exceed 1.15% and 1.25% for Class R4 and Class ADV shares, respectively.

For the year ended March 31, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$154,485	Class R4	$8,590
Class C	25,845	Class R6	72,541
Class I	561,028	Class ADV	2,277
Class R2	17,842	Total	$842,608

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2016 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These

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expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2016, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class ADV	0.25%	—
Class R2	0.25%	0.25%

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $114,430 for Class R4 shares for the year ended March 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $917,696 for the year ended March 31, 2016. Of this amount, $127,097 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $785,556 was paid as sales commissions to broker-dealers and $5,043 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC.CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2016, CDSCs received by the Distributor amounted to $8,600 and $14,389 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended March 31, 2016, were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$5,137,572	$2,609,458	$2,291	$37,820
Class C	3,437,667	436,501	4,462	6,834
Class I	—	8,476,051	46,053	98,415
Class R2	1,188,524	39,075	5,270	5,722
Class R4	401,143	18,874	2,783	2,961
Class R6	—	144,135	9,041	8,046
Class ADV	2,176	1,104	2,509	30
Total	$10,167,082	$11,725,198	$72,409	$159,828

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to March 31, 2016, state registration fees and printing and postage amounted to $382,014 and $531,467, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in funds shares for the years ended March 31, 2016 and 2015 were as follows:

		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	21,552,676	$412,766,577	32,606,414	$614,618,999
Distributions reinvested	6,034,797	112,911,059	2,469,274	45,632,185
Repurchased	(27,405,721)	(516,146,241)	(97,962,941)	(1,825,851,830)
Net increase (decrease)	181,752	$9,531,395	(62,887,253)	($1,165,600,646)
Class C shares
Sold	1,462,579	$28,488,911	1,863,493	$35,732,899
Distributions reinvested	779,448	14,731,558	319,998	5,996,751
Repurchased	(2,507,649)	(47,704,933)	(2,013,291)	(38,394,466)
Net increase (decrease)	(265,622)	($4,484,464)	170,200	$3,335,184
Class I shares
Sold	135,576,524	$2,682,776,608	179,397,290	$3,490,528,185
Distributions reinvested	20,560,074	397,837,424	7,680,784	146,549,365
Repurchased	(89,741,468)	(1,747,523,008)	(67,435,720)	(1,322,571,055)
Net increase	66,395,130	$1,333,091,024	119,642,354	$2,314,506,495
Class R2 shares
Sold	4,196,078	$82,483,640	4,744,884	$91,982,585
Distributions reinvested	579,958	11,204,789	238,454	4,544,932
Repurchased	(4,536,126)	(88,402,820)	(3,924,520)	(77,036,868)
Net increase	239,910	$5,285,609	1,058,818	$19,490,649

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		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	2,262,975	$44,142,313	4,157,048	$79,815,427
Distributions reinvested	370,181	7,163,001	150,209	2,865,994
Repurchased	(2,860,512)	(54,855,218)	(963,521)	(18,992,090)
Net increase (decrease)	(227,356)	($3,549,904)	3,343,736	$63,689,331
Class R6 shares
Sold	21,727,749	$420,412,366	19,293,797	$376,912,961
Distributions reinvested	2,997,760	57,946,695	994,934	18,963,448
Repurchased	(8,408,365)	(163,716,912)	(5,177,399)	(101,270,715)
Net increase	16,317,144	$314,642,149	15,111,332	$294,605,694
Class ADV shares
Sold	1,872	$33,000	—	—
Distributions reinvested	2,844	53,088	1,212	$22,368
Repurchased	(8,980)	(162,960)	(1,170)	(21,058)
Net increase (decrease)	(4,264)	($76,872)	42	$1,310
Total net increase	82,636,694	$1,654,438,937	76,439,229	$1,530,028,017

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $6,077,682,013 and $5,090,868,831, respectively, for the year ended March 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III and John Hancock Disciplined Value Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Disciplined Value Mid Cap Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 13, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $580,123,880 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2006	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee*
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2060)

Retirement Living Portfolios (2010-2060)

Retirement Living II Portfolios (2010-2060)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF288158	363A 3/16 5/16

John Hancock

International Value Equity Fund

Annual report 3/31/16

A message to shareholders

Dear shareholder,

The 12-month period covered by this report was a challenging one for investors in international equities. Stocks tumbled late last summer and again in the winter, with Chinese equities posting some of the steepest declines. A slowdown in global growth, particularly in China, was a source of anxiety throughout the period. The volatility extended to commodity markets, as oil prices hit multi-year lows before rebounding entering the spring.

The investment landscape improved toward the end of the period as stocks and other so-called risk assets regained positive momentum. Aggressive economic stimulus measures from central banks in the eurozone and Japan provided a key source of support.

Volatile market environments are naturally unsettling. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place. However, your best resource in times like these is your financial advisor, who can ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
37	Auditor's report
38	Tax information
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16 (%)

The MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund became owners of an equal number of full and fractional Class A shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. Class A shares' performance shown above for periods prior to this date reflects the historical performance of Optique International Value Fund.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global markets fell amid a challenging economic environment

Most developed-market stocks outside the United States declined as expectations for global economic growth were scaled back, despite aggressive monetary easing by key central banks.

The fund trailed its benchmark, and stock picking in the Pacific Rim weighed on results

The fund trailed its benchmark, the MSCI World ex-USA Index, as our security selection in key Pacific Rim markets and in the materials, financials, and energy sectors weighed on relative performance.

Stock picking in Europe and select sectors aided relative performance

Although the fund was down, our security selection in Continental Europe and in the consumer discretionary and healthcare sectors aided performance relative to the benchmark.

SECTOR COMPOSITION AS OF 3/31/16 (%)

A note about risks

Foreign investing has additional risks, such as currency and market volatility and political and social instability. Value stocks may decline in price. The stock prices of midsize companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Wendell Perkins, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Wendell Perkins, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the factors behind the negative returns that most non-U.S. developed-market equities posted during the 12-month period?

While the U.S. economy remained relatively strong, economic news from other key developed markets, such as Europe and Japan, was largely disappointing. Projections of global growth were scaled back, and the fund's benchmark, the MSCI World ex-USA Index, posted a loss of 8.01% for the period. A slowdown in China, long a source of strength on the global economic scene, weighed on economic prospects among many of its trading partners in Asia and beyond.

Key central banks implemented increasingly accommodative monetary policies to stimulate lending and investment activity. The European Central Bank expanded a program to purchase sovereign bonds from member countries in the eurozone, and central banks in Japan and selected European countries took the unusual step of introducing negative interest rates, effectively charging banks to hold their deposits overnight. Although these measures provided a source of short-term support for equities, they appeared to largely fall short in terms of generating broad-based, long-term growth.

Uncertainty about the pace of increases in U.S. interest rates also weighed on global investment sentiment. While the U.S. Federal Reserve (Fed) in December 2015 implemented its first rate hike in more than nine years, mixed economic data in early 2016 led the Fed to hold off on approving further increases through the end of the period covered by this report. Amid this negative environment, crude oil prices dropped sharply during the period, sinking to multi-year lows in early 2016 before making a modest comeback in the period's closing weeks.

The oil price decline and weakening in prices of other commodities had a negative impact on many stocks in the energy and materials sectors, which underperformed. In financials, the scaled-back outlook for global growth and central banks' aggressive monetary policies had a negative impact on the shares of many commercial banks and insurance companies. Consumer staples, telecommunication services, and utilities were the only sectors to post positive returns for the period.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       4

"Some of our concerns were borne out as consensus expectations for global growth diminished during the period, triggering declines in equities."

How did this environment affect your team's management of the fund?

We positioned the fund fairly defensively, as we have been skeptical about the long-term sustainability of a global economic recovery that, in our view, may be traced as much to central bank stimulus as to strong economic fundamentals and solid earnings growth. Some of our concerns were borne out as consensus expectations for global growth diminished during the period, triggering declines in equities. For the period, value stocks within the fund's international equity benchmark underperformed their growth-oriented counterparts by a wide margin. As a result, the fund's focus on value stocks within a benchmark made up of value and growth stocks alike had a negative impact on relative performance. While we maintained a cautious investment approach based on our views about the global economy, we continued to evaluate stocks primarily based on a value-oriented, bottom-up basis, aligned with our assessment of the risks and opportunities specific to each stock.

The fund was down and trailed its benchmark for the period. At the regional and sector levels, what factors had the most significant impact on this result?

From a regional perspective, our stock picking in Japan and in certain other markets across the Pacific Rim had a negative impact on relative results. Security selection in the United Kingdom was also a detractor. At the sector level, stock picking in materials, financials, and energy—the three sectors that, respectively, posted the weakest results within the index—had a negative impact.

TOP 10 HOLDINGS AS OF 3/31/16 (%)

Novartis AG	1.2
Japan Tobacco, Inc.	1.2
Nippon Telegraph & Telephone Corp.	1.1
Unilever PLC	1.1
Wolters Kluwer NV	1.1
AGL Energy, Ltd.	1.1
SAP SE	1.1
Imperial Tobacco Group PLC	1.1
Informa PLC	1.1
Nestle SA	1.1
TOTAL	11.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       5

"From a regional perspective, our stock picking in Japan and in certain other markets across the Pacific Rim had a negative impact on relative results."

Despite the fund's negative return, our stock picking contributed to somewhat better performance than the benchmark in certain segments of the broad market. Our stock picking in Europe (excluding the U.K.) contributed to relative results, as did security selection in the consumer discretionary and healthcare sectors.

Which positions had the biggest negative impact on performance relative to the benchmark?

Among the top detractors was a position in Fujitsu, Ltd., a Japanese provider of information technology services. Concerns about the profitability of Fujitsu's consumer electronics business segment weighed on the stock, as did concerns about rising strategic costs.

Another key detractor was Standard Chartered PLC, a U.K.-based international bank with substantial commercial lending operations in China and other key Asian markets. Amid growing concerns about the health of China's economy, this Asian exposure weighed on the company's shares during the period.

Other positions that were among the top detractors relative to the benchmark were aerospace company Bombardier, Inc. (Canada), chemical maker Asahi Kasei Corp. (Japan), property developer Hang Lung Group, Ltd. (Hong Kong), and Deutsche Bank AG (Germany). During the period, we sold the fund's positions in Bombardier, Asahi Kasei, and Deutsche Bank.

TOP 10 COUNTRIES AS OF 3/31/16 (%)

Japan	20.2
United Kingdom	16.8
France	10.0
Germany	8.0
Switzerland	6.1
Canada	5.8
Netherlands	5.6
Australia	4.4
Sweden	3.7
Hong Kong	3.1
TOTAL	83.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       6

Which positions had the biggest positive impact on performance?

The most significant relative contributor was a position in Gerresheimer AG, a German maker of glass and plastic containers and packaging for pharmaceuticals and other healthcare applications. We added this position to the portfolio during the early months of the period, and its shares surged. Catalysts included Gerresheimer's sale of its pharmaceutical glass tubing business and its subsequent proposed acquisition of a U.S.-based manufacturer of plastic vials for prescription medications.

Another key contributor was a position in Nippon Telegraph & Telephone Corp. Shares of the Japan-based telecommunication services company rallied amid its relatively strong earnings performance in a slow growth environment. Growth in Nippon Telegraph & Telephone's wireless communications business was a key source of the company's strength.

Other positions that were among the top contributors relative to the benchmark were information services company Wolters Kluwer NV (Netherlands) and cigarette makers Imperial Brands PLC (U.K.) and Japan Tobacco, Inc.

How was the fund positioned at the end of the period?

At the sector level, the fund was overweight in consumer discretionary at the end of the period, and it was underweight in the financials, industrials, and materials sectors. At the regional level, the fund was modestly overweight in the United Kingdom and modestly underweight in Europe and in the Pacific Rim region. We maintained the fund's modest weighting in emerging-market equities.

MANAGED BY

Wendell Perkins, CFA On the fund since 1998 Investing since 1985
Edward Maraccini, CFA On the fund since 2007 Investing since 1995
Margaret McKay, CFA On the fund since 2001 Investing since 1992

The views expressed in this report are exclusively those of Wendell Perkins, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1,2	-13.98	-1.11	0.74	-5.43	7.64
Class C1,2	-11.07	-0.80	0.54	-3.95	5.55
Class I1,2,3	-9.29	0.22	1.41	1.08	15.05
Class R2[1,2,3]	-9.53	-0.13	1.20	-0.66	12.65
Class R4[1,2,3]	-9.34	0.11	1.45	0.54	15.44
Class R6[1,2,3]	-8.97	0.41	1.73	2.09	18.69
Class NAV[1,2,3]	-9.09	0.41	1.74	2.07	18.84
Index 1†	-8.01	2.11	2.29	11.01	25.46
Index 2†	-11.86	0.96	1.37	4.90	14.59

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.36	2.11	1.09	1.50	1.35	1.00	0.98
Net (%)	1.36	2.11	1.09	1.50	1.25	0.98	0.98

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Index; Index 2 is the MSCI World ex-USA Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,2,4	3-31-06	10,555	10,555	12,546	11,459
Class I1,2,3	3-31-06	11,505	11,505	12,546	11,459
Class R2[1,2,3]	3-31-06	11,265	11,265	12,546	11,459
Class R4[1,2,3]	3-31-06	11,544	11,544	12,546	11,459
Class R6[1,2,3]	3-31-06	11,869	11,869	12,546	11,459
Class NAV[1,2,3]	3-31-06	11,884	11,884	12,546	11,459

The MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

The MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund (the predecessor fund, first offered on 4-1-98) became owners of an equal number of full and fractional Class A shares or Class I shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. The performance shown for Class A and Class I shares for periods prior to this date reflects the historical performance of Optique International Value Fund. Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 7-2-13; Class NAV shares were first offered on 12-16-11. The returns prior to these dates are that of Class A shares recalculated to reflect the gross fees and expenses of Class C, Class R2, Class R4, Class R6, and Class NAV shares, as applicable.
2	In October 2011, the advisor made a voluntary payment to the fund of $6,950, or approximately $0.018 per share. Without this payment, performance would have been lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$986.30	6.77	1.37%
Class C	1,000.00	981.50	10.44	2.12%
Class I	1,000.00	986.80	5.38	1.09%
Class R2	1,000.00	985.40	7.50	1.52%
Class R4	1,000.00	987.50	5.68	1.15%
Class R6	1,000.00	989.10	4.80	0.97%
Class NAV	1,000.00	987.80	4.89	0.99%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.10	$6.87	1.37%
Class C	1,000.00	1,014.32	10.62	2.12%
Class I	1,000.00	1,019.40	5.47	1.09%
Class R2	1,000.00	1,017.30	7.62	1.52%
Class R4	1,000.00	1,019.10	5.77	1.15%
Class R6	1,000.00	1,020.00	4.87	0.97%
Class NAV	1,000.00	1,019.90	4.97	0.99%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       11

Fund's investments

As of 3-31-16
	Shares	Value
Common stocks 95.4%		$481,296,379
(Cost $519,467,427)
Australia 4.4%		22,222,666
AGL Energy, Ltd.	402,655	5,669,068
Australia & New Zealand Banking Group, Ltd.	213,731	3,831,429
BHP Billiton, Ltd.	287,089	3,709,699
National Australia Bank, Ltd.	191,524	3,845,593
QBE Insurance Group, Ltd.	426,313	3,562,566
Santos, Ltd.	517,774	1,604,311
Canada 5.8%		29,525,526
Bank of Montreal	73,813	4,482,488
Barrick Gold Corp.	238,209	3,235,424
Husky Energy, Inc.	308,379	3,839,452
IGM Financial, Inc. (L)	180,734	5,443,938
Magna International, Inc.	85,241	3,664,296
Suncor Energy, Inc.	145,730	4,058,559
The Toronto-Dominion Bank	111,234	4,801,369
Chile 0.4%		1,865,949
Antofagasta PLC	277,651	1,865,949
China 1.0%		5,339,561
China Petroleum & Chemical Corp., H Shares	2,934,279	1,906,113
CNOOC, Ltd.	2,942,000	3,433,448
Denmark 1.8%		9,065,884
Carlsberg A/S, B Shares	49,064	4,665,270
Danske Bank A/S	155,937	4,400,614
France 10.0%		50,260,421
Atos SE	46,563	3,781,793
AXA SA	193,684	4,541,650
BNP Paribas SA	71,965	3,615,572
Christian Dior SE	21,728	3,934,409
Cie de Saint-Gobain	97,692	4,291,054
Engie SA	206,022	3,192,032
Kering	26,673	4,762,284
Orange SA	287,564	5,021,716
Publicis Groupe SA	65,198	4,571,763
Sanofi	48,973	3,937,233
Schneider Electric SE	74,304	4,682,684
Total SA	86,332	3,928,231

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       12

	Shares	Value
Germany 8.0%		$40,297,433
Allianz SE	28,530	4,633,427
BASF SE	53,290	4,007,179
Bayerische Motoren Werke AG	47,368	4,348,666
E.ON SE	272,805	2,608,558
Gerresheimer AG	63,020	4,930,731
Merck KGaA	51,733	4,303,353
Muenchener Rueckversicherungs-Gesellschaft AG	23,693	4,808,369
SAP SE	69,876	5,622,822
Siemens AG	47,601	5,034,328
Hong Kong 3.1%		15,547,704
China Mobile, Ltd.	327,582	3,627,960
Guangdong Investment, Ltd.	3,168,098	4,005,953
Hang Lung Group, Ltd.	1,247,538	3,581,181
Yue Yuen Industrial Holdings, Ltd.	1,260,202	4,332,610
Ireland 1.6%		8,322,851
C&C Group PLC	912,002	4,114,725
Shire PLC	73,782	4,208,126
Israel 1.0%		5,000,342
Teva Pharmaceutical Industries, Ltd.	92,971	5,000,342
Japan 20.2%		101,719,777
Bandai Namco Holdings, Inc.	195,394	4,259,279
Bridgestone Corp.	121,786	4,545,403
East Japan Railway Company	51,163	4,413,296
Ebara Corp.	989,706	4,129,493
Fujitsu, Ltd.	929,798	3,438,182
Honda Motor Company, Ltd.	157,627	4,309,695
Inpex Corp.	428,819	3,247,396
Japan Tobacco, Inc.	144,119	5,998,615
Komatsu, Ltd.	242,508	4,122,865
Kyocera Corp.	101,425	4,465,863
Mitsubishi Chemical Holdings Corp.	702,147	3,665,979
Mitsubishi Corp.	221,509	3,748,259
Mitsubishi UFJ Financial Group, Inc.	845,810	3,919,150
Mitsui Fudosan Company, Ltd.	178,185	4,438,172
Mizuho Financial Group, Inc.	2,458,484	3,663,837
MS&AD Insurance Group Holdings, Inc.	168,659	4,700,740
Nippon Telegraph & Telephone Corp.	134,200	5,797,106
Nippon Television Holdings, Inc.	253,468	4,178,131
Nissan Motor Company, Ltd.	477,225	4,412,062
Rohm Company, Ltd.	88,324	3,714,631
Sumitomo Chemical Company, Ltd.	889,000	4,023,975
Taiheiyo Cement Corp.	1,416,467	3,260,155

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       13

	Shares	Value
Japan (continued)
Toyo Suisan Kaisha, Ltd.	137,987	$4,953,222
Toyota Motor Corp.	81,347	4,314,271
Netherlands 5.6%		28,228,289
Aegon NV	708,076	3,891,445
Akzo Nobel NV	60,021	4,091,458
Heineken Holding NV	69,438	5,406,026
ING Groep NV	372,392	4,456,359
Royal Dutch Shell PLC, A Shares	191,041	4,629,633
Wolters Kluwer NV	144,348	5,753,368
Singapore 2.6%		13,011,730
DBS Group Holdings, Ltd.	382,193	4,353,933
Sembcorp Industries, Ltd.	1,798,916	4,026,208
Singapore Telecommunications, Ltd.	1,645,118	4,631,589
South Africa 0.6%		3,194,522
Tiger Brands, Ltd.	145,232	3,194,522
Spain 2.7%		13,621,132
Banco Santander SA	720,226	3,163,155
CaixaBank SA	1,029,569	3,034,734
Ebro Foods SA	170,935	3,725,551
Telefonica SA	330,841	3,697,692
Sweden 3.7%		18,489,834
Getinge AB, B Shares (L)	184,346	4,240,774
Modern Times Group MTG AB, B Shares	161,462	4,831,032
SKF AB, B Shares (L)	245,904	4,432,812
Telefonaktiebolaget LM Ericsson, B Shares	497,889	4,985,216
Switzerland 6.1%		30,893,978
Aryzta AG (I)	98,748	4,080,795
Bucher Industries AG	1,644	399,151
Credit Suisse Group AG (I)	217,854	3,076,525
Julius Baer Group, Ltd. (I)	71,199	3,051,372
Nestle SA	73,202	5,462,390
Novartis AG	83,855	6,067,071
Roche Holding AG	20,040	4,920,627
Zurich Insurance Group AG (I)	16,541	3,836,047
United Kingdom 16.8%		84,688,780
AstraZeneca PLC	68,130	3,803,810
Barclays PLC	1,179,487	2,531,879
BP PLC	705,972	3,532,223
Carillion PLC (L)	964,153	4,070,113
CYBG PLC (I)	47,881	144,610

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       14

		Shares	Value
United Kingdom (continued)
	Debenhams PLC	3,590,040	$3,873,538
	Diageo PLC	169,761	4,577,431
	easyJet PLC	166,467	3,623,115
	GlaxoSmithKline PLC	250,678	5,074,523
	HSBC Holdings PLC	702,960	4,371,669
	Imperial Brands PLC	100,486	5,563,617
	Informa PLC	550,462	5,477,975
	Kingfisher PLC	863,133	4,655,374
	Meggitt PLC	781,180	4,553,955
	Premier Oil PLC (I)	803,673	508,752
	RSA Insurance Group PLC	723,579	4,931,111
	Sky PLC	305,148	4,483,999
	Smith & Nephew PLC	322,555	5,306,900
	Standard Chartered PLC	492,763	3,332,550
	Unilever PLC	128,345	5,787,410
	Vodafone Group PLC	1,411,178	4,484,226
	Yield (%)	Shares	Value
Securities lending collateral 3.4%			$17,274,602
(Cost $17,274,125)
John Hancock Collateral Trust (W)	0.4918(Y)	1,726,373	17,274,602
Short-term investments 2.1%			$10,265,969
(Cost $10,265,969)
Money market funds 1.4%			7,069,969
JPMorgan U.S. Treasury Plus Money Market Fund	0.1600(Y)	7,069,969	7,069,969
		Par value^	Value
Repurchase agreement 0.7%			3,196,000
Barclays Capital Tri-Party Repurchase Agreement dated 3-31-16 at 0.300% to be repurchased at $3,196,027 on 4-1-16, collateralized by $2,385,700 U.S. Treasury Bonds, 4.500% due 8-15-39 (valued at $3,260,062, including interest)		3,196,000	$3,196,000
Total investments (Cost $547,007,521)† 100.9%			$508,836,950
Other assets and liabilities, net (0.9%)			($4,437,850)
Total net assets 100.0%			$504,399,100

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       15

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 3-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-16.
†	At 3-31-16, the aggregate cost of investment securities for federal income tax purposes was $547,567,815. Net unrealized depreciation aggregated to $38,730,865, of which $36,139,815 related to appreciated investment securities and $74,870,680 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-16

Assets
Unaffiliated investments, at value (Cost $529,733,396) including $16,389,165 of securities loaned	491,562,348
Affiliated investments, at value (Cost $17,274,125)	17,274,602
Total investments, at value (Cost $547,007,521)	508,836,950
Cash	10,429,526
Foreign currency, at value (Cost $546,507)	553,649
Receivable for investments sold	2,990,168
Receivable for fund shares sold	30,723
Dividends and interest receivable	2,263,494
Receivable for securities lending income	21,144
Other receivables and prepaid expenses	37,423
Total assets	525,163,077
Liabilities
Payable for investments purchased	1,923,200
Payable for fund shares repurchased	1,398,362
Payable upon return of securities loaned	17,273,512
Payable to affiliates
Accounting and legal services fees	5,209
Transfer agent fees	2,953
Distribution and service fees	389
Other liabilities and accrued expenses	160,352
Total liabilities	20,763,977
Net assets	$504,399,100
Net assets consist of
Paid-in capital	$549,552,238
Undistributed net investment income	1,759,759
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,765,549)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(38,147,348)
Net assets	$504,399,100

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($24,676,489 ÷ 3,427,510 shares)[1]	$7.20
Class C ($444,769 ÷ 61,139 shares)[1]	$7.27
Class I ($2,074,917 ÷ 287,998 shares)	$7.20
Class R2 ($768,735 ÷ 106,396 shares)	$7.23
Class R4 ($84,551 ÷ 11,723 shares)	$7.21
Class R6 ($173,061 ÷ 24,042 shares)	$7.20
Class NAV ($476,176,578 ÷ 66,116,204 shares)	$7.20
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$7.58

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       18

STATEMENT OF OPERATIONS   For the year ended 3-31-16

Investment income
Dividends	$16,691,429
Securities lending	332,126
Interest	29,863
Less foreign taxes withheld	(1,425,996)
Total investment income	15,627,422
Expenses
Investment management fees	4,611,112
Distribution and service fees	71,863
Accounting and legal services fees	69,983
Transfer agent fees	34,636
Trustees' fees	7,092
State registration fees	103,113
Printing and postage	11,078
Professional fees	60,039
Custodian fees	280,097
Registration and filing fees	34,284
Other	16,603
Total expenses	5,299,900
Less expense reductions	(54,302)
Net expenses	5,245,598
Net investment income	10,381,824
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	2,207,423
Affiliated investments	718
2,208,141
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(65,986,902)
Affiliated investments	564
(65,986,338)
Net realized and unrealized loss	(63,778,197)
Decrease in net assets from operations	($53,396,373)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-16	Year ended 3-31-15
Increase (decrease) in net assets
From operations
Net investment income	$10,381,824	$9,059,549
Net realized gain	2,208,141	17,205,758
Change in net unrealized appreciation (depreciation)	(65,986,338)	(35,101,952)
Decrease in net assets resulting from operations	(53,396,373)	(8,836,645)
Distributions to shareholders
From net investment income
Class A	(339,258)	(436,690)
Class C	(1,537)	(1,748)
Class I	(41,309)	(77,715)
Class R2	(14,968)	(30,910)
Class R4	(1,350)	(2,362)
Class R6	(6,549)	(132,686)
Class NAV	(8,722,583)	(10,843,162)
From net realized gain
Class A	(665,493)	(1,291,448)
Class C	(11,674)	(8,516)
Class I	(71,479)	(207,524)
Class R2	(35,430)	(99,379)
Class R4	(2,438)	(6,715)
Class R6	(9,907)	(318,341)
Class NAV	(13,194,256)	(26,014,960)
Total distributions	(23,118,231)	(39,472,156)
From fund share transactions	132,393,210	36,851,531
Total increase (decrease)	55,878,606	(11,457,270)
Net assets
Beginning of year	448,520,494	459,977,764
End of year	$504,399,100	$448,520,494
Undistributed net investment income	$1,759,759	$835,180

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       20

Financial highlights

Class A Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$8.29	$9.33	$8.66	$8.22	$9.09
Net investment income[1]	0.12	0.13	0.17 [2]	0.12	0.14
Net realized and unrealized gain (loss) on investments	(0.89)	(0.41)	0.97	0.54	(0.92	) [3]
Total from investment operations	(0.77)	(0.28)	1.14	0.66	(0.78)
Less distributions
From net investment income	(0.11)	(0.19)	(0.09)	(0.08)	(0.06)
From net realized gain	(0.21)	(0.57)	(0.38)	(0.14)	(0.05)
Total distributions	(0.32)	(0.76)	(0.47)	(0.22)	(0.11)
Contribution from adviser	—	—	—	—	0.02	[6]
Net asset value, end of period	$7.20	$8.29	$9.33	$8.66	$8.22
Total return (%)[4,5]	(9.46)	(2.45)	13.51	8.16	(8.20	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$22	$18	$7	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	1.53	1.63	1.99	3.73
Expenses including reductions	1.38	1.52	1.60	1.60	1.60
Net investment income	1.57	1.50	1.85 [2]	1.52	1.68
Portfolio turnover (%)	18	25	38	27	21

1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       21

Class C Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.35	$9.63
Net investment income[2]	0.06	0.01
Net realized and unrealized loss on investments	(0.90)	(0.60)
Total from investment operations	(0.84)	(0.59)
Less distributions
From net investment income	(0.03)	(0.12)
From net realized gain	(0.21)	(0.57)
Total distributions	(0.24)	(0.69)
Net asset value, end of period	$7.27	$8.35
Total return (%)[3,4]	(10.19)	(5.72	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.23	13.81	[7]
Expenses including reductions	2.21	2.35	[7]
Net investment income	0.70	0.11	[7]
Portfolio turnover (%)	18	25	[8]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       22

Class I Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$8.29	$9.33	$8.66	$8.21	$9.09
Net investment income[1]	0.15	0.18	0.20 [2]	0.13	0.19
Net realized and unrealized gain (loss) on investments	(0.91)	(0.44)	0.97	0.57	(0.95	) [3]
Total from investment operations	(0.76)	(0.26)	1.17	0.70	(0.76)
Less distributions
From net investment income	(0.12)	(0.21)	(0.12)	(0.11)	(0.09)
From net realized gain	(0.21)	(0.57)	(0.38)	(0.14)	(0.05)
Total distributions	(0.33)	(0.78)	(0.50)	(0.25)	(0.14)
Contribution from adviser	—	—	—	—	0.02	[4]
Net asset value, end of period	$7.20	$8.29	$9.33	$8.66	$8.21
Total return (%)[5]	(9.29)	(2.20)	13.87	8.61	(7.87	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$8	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.41	1.46	2.08	7.59
Expenses including reductions	1.14	1.29	1.29	1.28	1.18
Net investment income	1.87	1.93	2.20 [2]	1.52	2.36
Portfolio turnover (%)	18	25	38	27	21

1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       23

Class R2 Shares Period ended	3-31-16	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$8.31	$9.35	$8.53
Net investment income[2]	0.11	0.11	0.19	[3]
Net realized and unrealized gain (loss) on investments	(0.89)	(0.40)	1.09
Total from investment operations	(0.78)	(0.29)	1.28
Less distributions
From net investment income	(0.09)	(0.18)	(0.08)
From net realized gain	(0.21)	(0.57)	(0.38)
Total distributions	(0.30)	(0.75)	(0.46)
Net asset value, end of period	$7.23	$8.31	$9.35
Total return (%)[4]	(9.53)	(2.63)	15.38	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	2.76	5.96	[6]
Expenses including reductions	1.55	1.68	1.68	[6]
Net investment income	1.41	1.20	2.84	[3,6]
Portfolio turnover (%)	18	25	38	[7]

1	The inception date for Class R2 shares is 7-2-13.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       24

Class R4 Shares Period ended	3-31-16	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$8.30	$9.34	$8.53
Net investment income[2]	0.14	0.15	0.10	[3]
Net realized and unrealized gain (loss) on investments	(0.90)	(0.42)	1.20
Total from investment operations	(0.76)	(0.27)	1.30
Less distributions
From net investment income	(0.12)	(0.20)	(0.11)
From net realized gain	(0.21)	(0.57)	(0.38)
Total distributions	(0.33)	(0.77)	(0.49)
Net asset value, end of period	$7.21	$8.30	$9.34
Total return (%)[4]	(9.34)	(2.36)	15.55	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.82	18.12	15.49	[7]
Expenses including reductions	1.22	1.43	1.43	[7]
Net investment income	1.78	1.67	1.43	[3,7]
Portfolio turnover (%)	18	25	38	[8]

1	The inception date for Class R4 shares is 7-2-13.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       25

Class R6 Shares Period ended	3-31-16	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$8.28	$9.33	$8.53
Net investment income[2]	0.25	0.10	0.12	[3]
Net realized and unrealized gain (loss) on investments	(0.98)	(0.34)	1.20
Total from investment operations	(0.73)	(0.24)	1.32
Less distributions
From net investment income	(0.14)	(0.24)	(0.14)
From net realized gain	(0.21)	(0.57)	(0.38)
Total distributions	(0.35)	(0.81)	(0.52)
Net asset value, end of period	$7.20	$8.28	$9.33
Total return (%)[4]	(8.97)	(2.04)	15.83	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	$4	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	2.32	16.37	[7]
Expenses including reductions	0.97	1.04	1.10	[7]
Net investment income	2.95	1.15	1.76	[3,7]
Portfolio turnover (%)	18	25	38	[8]

1	The inception date for Class R6 shares is 7-2-13.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       26

Class NAV Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$8.29	$9.34	$8.66	$8.22	$7.21
Net investment income[2]	0.16	0.18	0.21 [3]	0.15	0.05
Net realized and unrealized gain (loss) on investments	(0.90)	(0.42)	0.99	0.55	0.96
Total from investment operations	(0.74)	(0.24)	1.20	0.70	1.01
Less distributions
From net investment income	(0.14)	(0.24)	(0.14)	(0.12)	—	[4]
From net realized gain	(0.21)	(0.57)	(0.38)	(0.14)	—
Total distributions	(0.35)	(0.81)	(0.52)	(0.26)	—	[4]
Net asset value, end of period	$7.20	$8.29	$9.34	$8.66	$8.22
Total return (%)[5]	(9.09)	(2.03)	14.23	8.69	14.05	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$476	$417	$433	$307	$114
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	1.04	1.03	1.08	1.08	[7]
Expenses including reductions	0.98	1.03	1.03	1.08	1.08	[7]
Net investment income	2.00	2.05	2.37 [3]	1.78	2.21	[7]
Portfolio turnover (%)	18	25	38	27	21	[8]

1	The inception date for Class NAV shares is 12-16-11.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       27

Notes to financial statements

Note 1 — Organization

John Hancock International Value Equity Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       28

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2016, by major security category or type:

	Total value at 3-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$22,222,666	—	$22,222,666	—
Canada	29,525,526	$29,525,526	—	—
Chile	1,865,949	—	1,865,949	—
China	5,339,561	—	5,339,561	—
Denmark	9,065,884	—	9,065,884	—
France	50,260,421	—	50,260,421	—
Germany	40,297,433	—	40,297,433	—
Hong Kong	15,547,704	—	15,547,704	—
Ireland	8,322,851	—	8,322,851	—
Israel	5,000,342	—	5,000,342	—
Japan	101,719,777	—	101,719,777	—
Netherlands	28,228,289	—	28,228,289	—
Singapore	13,011,730	—	13,011,730	—
South Africa	3,194,522	—	3,194,522	—
Spain	13,621,132	—	13,621,132	—
Sweden	18,489,834	—	18,489,834	—
Switzerland	30,893,978	—	30,893,978	—
United Kingdom	84,688,780	—	84,688,780	—
Securities lending collateral	17,274,602	17,274,602	—	—
Short-term investments	10,265,969	7,069,969	3,196,000	—
Total investments in securities	$508,836,950	$53,870,097	$454,966,853	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       29

all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2016, the fund loaned common stocks valued at $16,389,165 and received $17,273,512 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging market. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       30

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2016 were $1,837. For the year ended March 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class specific expenses, such as state registration fees and printing and postage, for all-classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, net capital losses of $8,582,003, that are a result of security transactions occurring after October 31, 2015, are treated as occurring on April 1, 2016, the first day of the fund's next taxable year.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2016 and 2015 was as follows:

	March 31, 2016	March 31, 2015
Ordinary Income	$10,261,782	$17,454,124
Long-Term Capital Gain	$12,856,449	$22,018,032
Total	$23,118,231	$39,472,156

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2016, the components of distributable earnings on a tax basis consisted of $2,136,507 of undistributed ordinary income.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       31

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and investments in passive foreign investment companies.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.900% of the first $100 million of the fund's average daily net assets; (b) 0.875% of the next $900 million of the fund's average daily net assets; (c) 0.850% of the next $1 billion of the fund's average daily net assets; (d) 0.825% of the next $1 billion of the fund's average daily net assets; (e) 0.800% of the next $1 billion of the fund's average daily net assets and (f) 0.775% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.35% of average annual net assets for Class C shares. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until at least June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.60%, 1.29%, 1.68%, 1.43% and 1.10% of average annual net assets for Class A, Class I, Class R2, Class R4 and Class R6 shares, respectively. This agreement excluded certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       32

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended March 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$1,808	Class R4	$2,323
Class C	4,653	Class R6	2,907
Class I	3,536	Class NAV	37,126
Class R2	1,856	Total	$54,209

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2016 were equivalent to a net annual effective rate of 0.87% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $93 for Class R4 shares for the year ended March 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $158,544 for the year ended March 31, 2016. Of this amount, $27,496 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $130,945 was paid as sales commissions to broker-dealers and $103 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       33

connection with the sale of these shares. During the year ended March 31, 2016, CDSCs received by the Distributor amounted to $3 and $527 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2016 were:

	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$60,255	$30,635	$3,917	$1,332
Class C	4,565	580	5,067	33
Class I	—	2,935	4,292	460
Class R2	6,810	223	2,367	140
Class R4	233	15	2,367	19
Class R6	—	248	2,514	25
Total	$71,863	$34,636	$20,524	$2,009

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to March 31, 2016, state registration fees and printing and postage amounted to $82,589 and $9,069, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At year end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the year for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$5,000,000	3	0.46%	$192

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2016 and 2015 were as follows:

		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,083,193	$8,562,305	885,731	$7,909,041
Distributions reinvested	135,930	1,004,523	220,604	1,727,328
Repurchased	(482,641)	(3,695,925)	(317,567)	(2,806,805)
Net increase	736,482	$5,870,903	788,768	$6,829,564
Class C shares[1]
Sold	51,939	$432,836	33,264	$292,650
Distributions reinvested	1,748	13,077	391	3,095
Repurchased	(26,012)	(208,290)	(191)	(1,506)
Net increase	27,675	$237,623	33,464	$294,239
Class I shares
Sold	94,277	$709,420	200,945	$1,806,486
Distributions reinvested	15,262	112,787	35,355	276,472
Repurchased	(163,927)	(1,220,872)	(728,720)	(6,344,131)
Net decrease	(54,388)	($398,665)	(492,420)	($4,261,173)
Class R2 shares
Sold	21,907	$171,343	68,675	$653,805
Distributions reinvested	6,792	50,399	15,456	121,485
Repurchased	(110,506)	(806,649)	(20,446)	(180,182)
Net increase (decrease)	(81,807)	($584,907)	63,685	$595,108
Class R6 shares
Sold	31,318	$262,895	544,642	$4,830,146
Distributions reinvested	2,230	16,456	56,459	441,512
Repurchased	(525,820)	(4,449,258)	(96,510)	(809,843)
Net increase	(492,272)	($4,169,907)	504,591	$4,461,815
Class NAV shares
Sold	13,922,125	$117,421,574	1,517,012	$13,856,834
Distributions reinvested	2,965,743	21,916,839	4,713,315	36,858,122
Repurchased	(1,093,231)	(7,900,250)	(2,295,671)	(21,782,978)
Net increase	15,794,637	$131,438,163	3,934,656	$28,931,978
Total net increase	15,930,327	$132,393,210	4,832,744	$36,851,531

1 The inception date for Class C shares is 8-28-14.

There were no fund share transactions during the years ended March 31, 2016 and 2015 for Class R4 shares.

Affiliates of the Trust owned 100% of shares of beneficial interest of Class R4 and Class NAV shares on March 31, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $203,618,495 and $87,375,308, respectively, for the year ended March 31, 2016.

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Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2016, funds within the John Hancock group of funds complex held 94.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	38.9%
John Hancock Funds II Lifestyle Balanced Portfolio	29.0%
John Hancock Funds II Lifestyle Aggressive Portfolio	15.3%
John Hancock Funds II Lifestyle Moderate Portfolio	5.4%

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       36

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III and John Hancock International Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Value Equity Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 13, 2016

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       37

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $14,657,511. The fund intends to pass through foreign tax credits of $1,043,187.

The fund paid $12,856,449 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2006	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee*
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       41

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       42

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2060)

Retirement Living Portfolios (2010-2060)

Retirement Living II Portfolios (2010-2060)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF288160	366A 3/16 5/16

John Hancock

Strategic Growth Fund

Annual report 3/31/16

A message to shareholders

Dear shareholder,

The 12-month period covered by this report was a challenging one for U.S. equity investors. Many market indexes tumbled late last summer and again in the winter amid concerns about slowing global growth, particularly in China. The volatility extended to commodity markets, as oil prices hit multi-year lows before rebounding toward the end of the period. The investment landscape improved late in the period as stocks and other so-called risk assets regained positive momentum.

Despite the increase in volatility, the economic picture in the United States offers reasons for optimism. In December, the U.S. Federal Reserve raised short-term interest rates for the first time in nine years on evidence that the persistent strength in the labor markets warranted a somewhat less accommodative stance. Economic data generally remained strong entering the spring.

Volatile market environments are naturally unsettling. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place. However, your best resource in times like these is your financial advisor, who can ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Strategic Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
35	Auditor's report
36	Tax information
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16 (%)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A modestly up market

Large-cap growth stocks overcame significant market volatility to finish the 12-month reporting period in modestly positive territory.

Underperformance relative to the benchmark

The fund's results relative to its benchmark, the Russell 1000 Growth Index, were hurt by unfavorable security selection in the industrials sector and, to a lesser extent, in financials and healthcare.

Mixed results in consumer discretionary

Stock picking was subpar in consumer discretionary, although a relative overweighting in this sector proved beneficial.

SECTOR COMPOSITION AS OF 3/31/16 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager W. Shannon Reid, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

W. Shannon Reid, CFA
Portfolio Manager
John Hancock Asset Management

What factors were behind the fund's underperformance of its benchmark, the Russell 1000 Growth Index?

Large-cap growth stocks finished the 12-month reporting period in modestly positive territory, but to arrive at that small gain, U.S. stocks experienced big ups and downs throughout the timeframe. The market's volatility reflected alternating periods of investor concern about slowing global economic growth, especially in China, with stretches of growing confidence that the world's central banks were prepared to implement economically stimulative policies.

Against this backdrop, the fund's results relative to the benchmark were hurt the most by unfavorable security selection in industrials and, to a lesser extent, the financials and healthcare sectors. Stock picking was also subpar in consumer discretionary, although a relative overweighting in this group proved beneficial. Our choices in the energy sector also added value, as the names the fund held here declined less, on average, than those in the benchmark.

Which stocks detracted the most relative to the benchmark?

The fund was hampered by a position in ServiceNow, Inc. Shares of this provider of enterprise cloud computing services performed poorly after the company's financial results fell short of investors' expectations. We, too, developed some concerns about ServiceNow's ability to continue to grow at such a rapid pace and ultimately sold the fund's stake late in the period.

Another notable detractor was Biogen, Inc., a biotechnology company whose shares fell over the past 12 months. Biogen's stock fell sharply last summer, as the firm encountered various business challenges. The biggest of those challenges was slower-than-expected growth in Tecfidera, the company's key multiple sclerosis drug. We had reduced the fund's exposure to Biogen before this sales slowdown; however, we did maintain a smaller position in the stock as of the end of the period.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       4

"... the fund's results relative to the benchmark were hurt the most by unfavorable security selection in industrials and, to a lesser extent, the financials and healthcare sectors."

A handful of consumer discretionary stocks also weighed on results. These included housewares retailer Williams-Sonoma, Inc., discount retailer Dollar Tree, Inc., and luxury apparel and accessories company Michael Kors Holdings, Ltd. We sold all three stocks during the period, partly because disappointing financial results reduced our confidence in their performance potential.

Which stocks helped relative performance?

The biggest relative contributor was Amazon.com, Inc. The online retailer reported better-than-anticipated earnings, driven by strength in the company's cloud computing business, Amazon Web Services (AWS). Companies of all sizes are outsourcing their information technology operations to lower their costs and gain efficiencies, and AWS has emerged as the leader in this burgeoning business.

Also contributing were social networking company Facebook, Inc. and Alphabet, Inc., the parent company of Internet search leader Google. As advertisers continue to shift their spending from offline to online, Facebook and Alphabet have been the two prime beneficiaries, especially in the increasingly lucrative mobile and video markets.

Other sources of strong results were tobacco manufacturers Philip Morris International, Inc. and Altria Group, Inc. Both fund holdings have a history of producing relatively steady and predictable earnings and cash flow, as well as high dividend yields. As they looked for ways to help insulate themselves from market volatility, investors appeared to favor companies with these and other defensive characteristics.

What changes did you make to the fund?

As we became increasingly concerned about the pace of global economic growth, we looked for ways to reduce the fund's risk. This entailed trimming exposure to industrial, energy, and material stocks, which we saw as more vulnerable to a cyclical slowdown. We simultaneously emphasized larger, less-volatile companies that do a substantial portion of their business in the United States, whose prospects we saw as more favorable.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       5

"As we became increasingly concerned about the pace of global economic growth, we looked for ways to reduce the fund's risk."

Another change this period was to reduce exposure to the healthcare sector, moving from a relative overweight to an underweight. More specifically, our investment focus shifted to healthcare companies whose business involves developing innovative products, while we cut back on exposure to companies benefiting from inflation in the prices of generic drugs, as we saw less potential in this part of the market. Among the stocks we sold were drug distribution companies McKesson Corp., AmerisourceBergen Corp., and Cardinal Health, Inc.

As of the end of the period, how were you positioning the fund?

The global economy avoided falling into recession over the past year, but economic growth has been anemic, which has slowed corporate profits. Central banks around the world continue to try to stimulate their economies, but those efforts have had a diminishing impact over time. Other possible future challenges include the level of sovereign debt in Europe and in emerging-market countries as well as the potential financial consequences to banks and other creditors exposed to the sharp decline in oil prices.

Although the U.S. economy has faced its challenges, it has been a relatively better performer, which has led us to prefer stocks whose business is focused on this market.

In our opinion, these conditions warrant a relatively defensive posture for the fund. In general, we

TOP 10 HOLDINGS AS OF 3/31/16 (%)

Apple, Inc.	7.6
Facebook, Inc., Class A	4.0
Amazon.com, Inc.	3.9
Microsoft Corp.	3.8
Alphabet, Inc., Class C	3.5
Comcast Corp., Class A	2.9
Visa, Inc., Class A	2.7
The Walt Disney Company	2.7
CVS Health Corp.	2.4
The Home Depot, Inc.	2.4
TOTAL	35.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       6

wanted to favor stocks able to benefit from broad market trends rather than cyclical movements in the economy, given the potential for future headwinds.

In this environment, we are overweighting stocks in the consumer discretionary, information technology and consumer staples sectors. The fund also finished the period underweighted in industrials and materials, which, after rallying late, we believed were offering a less attractive risk/reward trade-off for investors.

MANAGED BY

W. Shannon Reid, CFA On the fund since 2011 Investing since 1981
David M. Chow, CFA On the fund since 2011 Investing since 1992
Curtis Ifill, CFA On the fund since 2011 Investing since 1996
Jay Zelko On the fund since 2011 Investing since 1987

The views expressed in this report are exclusively those of W. Shannon Reid, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-6.38	13.62	72.93
Class C2	-3.17	14.66	79.83
Class I3	-1.17	15.38	84.78
Class R2[2,3]	-1.63	14.95	81.81
Class R4[2,3]	-1.47	15.00	82.12
Class R6[2,3]	-1.09	15.10	82.81
Class NAV[3]	-1.09	15.58	86.10
Index†	2.52	16.16	90.01

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.10	1.85	0.86	1.24	1.09	0.74	0.72
Net (%)	1.10	1.85	0.86	1.24	0.99	0.72	0.72

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	Expenses have been estimated for the first year of operation for Class R2, Class R4 and Class R6 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-19-11	17,983	17,983	19,001
Class I3	12-19-11	18,478	18,478	19,001
Class R2[2,3]	12-19-11	18,181	18,181	19,001
Class R4[2,3]	12-19-11	18,212	18,212	19,001
Class R6[2,3]	12-19-11	18,281	18,281	19,001
Class NAV[3]	12-19-11	18,610	18,610	19,001

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C shares were first offered on 8-28-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower. Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to these dates are those of Class A shares and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,062.40	$5.98	1.16%
Class C	1,000.00	1,057.70	9.52	1.85%
Class I	1,000.00	1,063.60	4.49	0.87%
Class R2	1,000.00	1,061.90	6.39	1.24%
Class R4	1,000.00	1,062.40	5.62	1.09%
Class R6	1,000.00	1,063.60	3.87	0.75%
Class NAV	1,000.00	1,063.60	3.92	0.76%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2015, with the same investment held until March 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2015	Ending value on 3-31-2016	Expenses paid during period ended 3-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.20	$5.86	1.16%
Class C	1,000.00	1,015.80	9.32	1.85%
Class I	1,000.00	1,020.70	4.40	0.87%
Class R2	1,000.00	1,018.80	6.26	1.24%
Class R4	1,000.00	1,019.60	5.50	1.09%
Class R6	1,000.00	1,021.30	3.79	0.75%
Class NAV	1,000.00	1,021.20	3.84	0.76%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       11

Fund's investments

As of 3-31-16
	Shares	Value
Common stocks 95.4%		$1,617,061,005
(Cost $1,266,853,254)
Consumer discretionary 26.9%		455,503,540
Auto components 3.7%
BorgWarner, Inc.	342,918	13,168,051
Delphi Automotive PLC	234,878	17,620,548
Lear Corp.	212,026	23,570,930
Tenneco, Inc. (I)	179,093	9,225,080
Hotels, restaurants and leisure 3.1%
McDonald's Corp.	240,029	30,166,845
Starbucks Corp.	374,267	22,343,740
Household durables 0.4%
Harman International Industries, Inc.	81,566	7,262,637
Internet and catalog retail 5.3%
Amazon.com, Inc. (I)	112,597	66,842,083
The Priceline Group, Inc. (I)	17,472	22,520,709
Media 5.6%
Comcast Corp., Class A	802,856	49,038,444
The Walt Disney Company	461,492	45,830,771
Specialty retail 6.0%
Lowe's Companies, Inc.	350,255	26,531,816
O'Reilly Automotive, Inc. (I)	45,958	12,576,866
The Home Depot, Inc.	307,174	40,986,227
Tractor Supply Company	231,294	20,922,855
Textiles, apparel and luxury goods 2.8%
Hanesbrands, Inc.	565,441	16,024,598
NIKE, Inc., Class B	502,218	30,871,340
Consumer staples 13.5%		228,638,033
Beverages 3.5%
Constellation Brands, Inc., Class A	135,010	20,398,661
Monster Beverage Corp. (I)	168,674	22,497,738
The Coca-Cola Company	335,948	15,584,628
Food and staples retailing 4.1%
Costco Wholesale Corp.	182,853	28,813,976
CVS Health Corp.	397,893	41,273,441
Food products 0.6%
The WhiteWave Foods Company (I)	259,912	10,562,824
Tobacco 5.3%
Altria Group, Inc.	570,558	35,751,164
Philip Morris International, Inc.	294,897	28,932,345
Reynolds American, Inc.	493,406	24,823,256

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       12

	Shares	Value
Energy 0.6%		$9,892,452
Oil, gas and consumable fuels 0.6%
California Resources Corp.	7,248	7,465
Hess Corp.	87,129	4,587,342
Occidental Petroleum Corp.	77,417	5,297,645
Financials 4.9%		82,827,906
Banks 2.5%
First Republic Bank	261,859	17,450,284
Signature Bank (I)	183,035	24,914,724
Capital markets 2.4%
KKR & Company LP	1,410,918	20,726,385
The Blackstone Group LP	703,619	19,736,513
Health care 12.6%		212,831,337
Biotechnology 8.6%
AbbVie, Inc.	577,655	32,995,654
Amgen, Inc.	247,546	37,114,572
Biogen, Inc. (I)	79,656	20,736,050
Celgene Corp. (I)	321,554	32,184,340
Vertex Pharmaceuticals, Inc. (I)	278,014	22,099,331
Health care providers and services 1.8%
UnitedHealth Group, Inc.	234,383	30,211,969
Pharmaceuticals 2.2%
Johnson & Johnson	79,208	8,570,306
Mylan NV (I)	216,006	10,011,878
Pfizer, Inc.	637,896	18,907,237
Industrials 4.8%		82,187,010
Air freight and logistics 1.3%
FedEx Corp.	134,957	21,960,203
Airlines 1.0%
Southwest Airlines Company	400,405	17,938,144
Electrical equipment 0.9%
Emerson Electric Company	293,965	15,985,817
Professional services 0.3%
Verisk Analytics, Inc. (I)	55,137	4,406,549
Road and rail 1.3%
Union Pacific Corp.	275,252	21,896,297
Information technology 30.9%		524,326,188
Internet software and services 9.9%
Alphabet, Inc., Class A (I)	53,166	40,560,341
Alphabet, Inc., Class C (I)	78,946	58,810,823
Facebook, Inc., Class A (I)	596,348	68,043,307

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       13

		Shares	Value
Information technology (continued)
IT services 3.8%
	MasterCard, Inc., Class A	186,602	$17,633,889
	Visa, Inc., Class A	607,617	46,470,548
Semiconductors and semiconductor equipment 2.0%
	NXP Semiconductors NV (I)	204,167	16,551,819
	QUALCOMM, Inc.	350,332	17,915,978
Software 7.6%
	Electronic Arts, Inc. (I)	473,151	31,280,013
	Microsoft Corp.	1,169,058	64,567,073
	Mobileye NV (I)(L)	105,899	3,948,974
	salesforce.com, Inc. (I)	276,534	20,416,505
	The Ultimate Software Group, Inc. (I)	49,265	9,532,778
Technology hardware, storage and peripherals 7.6%
	Apple, Inc.	1,179,871	128,594,140
Materials 1.2%			20,854,539
Chemicals 1.2%
	PPG Industries, Inc.	187,053	20,854,539
	Yield (%)	Shares	Value
Securities lending collateral 0.2%			$3,606,995
(Cost $3,606,667)
John Hancock Collateral Trust (W)	0.4918(Y)	360,472	3,606,995
		Par value^	Value
Short-term investments 0.9%			$14,380,000
(Cost $14,380,000)
Repurchase agreement 0.9%			14,380,000
	Repurchase Agreement with State Street Corp. dated 3-31-16 at 0.030% to be repurchased at $14,380,012 on 4-1-16, collateralized by $14,650,000 Federal Home Loan Mortgage Corp., 1.250% due 3-30-18 (valued at $14,669,045, including interest)	14,380,000	14,380,000
Total investments (Cost $1,284,839,921)† 96.5%			$1,635,048,000
Other assets and liabilities, net 3.5%			$59,845,860
Total net assets 100.0%			$1,694,893,860

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       14

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 3-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-16.
†	At 3-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,286,570,665. Net unrealized appreciation aggregated to $348,477,335, of which $368,919,151 related to appreciated investment securities and $20,441,816 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-16

Assets
Unaffiliated investments, at value (Cost $1,281,233,254) including $3,538,821 of securities loaned	$1,631,441,005
Affiliated investments, at value (Cost $3,606,667)	3,606,995
Total investments, at value (Cost $1,284,839,921)	1,635,048,000
Cash	65,683,835
Receivable for investments sold	9,300,467
Receivable for fund shares sold	70,800
Dividends and interest receivable	977,858
Receivable for securities lending income	4,359
Other receivables and prepaid expenses	62,692
Total assets	1,711,148,011
Liabilities
Payable for investments purchased	1,378,200
Payable for fund shares repurchased	10,875,617
Payable upon return of securities loaned	3,606,200
Payable to affiliates
Accounting and legal services fees	17,070
Transfer agent fees	2,990
Trustees' fees	289
Investment management fees	15
Other liabilities and accrued expenses	373,770
Total liabilities	16,254,151
Net assets	$1,694,893,860
Net assets consist of
Paid-in capital	$1,328,017,717
Undistributed net investment income	574,004
Accumulated net realized gain (loss) on investments	16,094,060
Net unrealized appreciation (depreciation) on investments	350,208,079
Net assets	$1,694,893,860

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($18,168,592 ÷ 1,185,376 shares)[1]	$15.33
Class C ($863,022 ÷ 56,322 shares)[1]	$15.32
Class I ($9,849,254 ÷ 639,241 shares)	$15.41
Class R2 ($93,560 ÷ 6,061 shares)	$15.44
Class R4 ($93,524 ÷ 6,061 shares)	$15.43
Class R6 ($93,482 ÷ 6,061 shares)	$15.42
Class NAV ($1,665,732,426 ÷ 108,011,467 shares)	$15.42
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.14

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       17

STATEMENT OF OPERATIONS   For the year ended 3-31-16

Investment income
Dividends	$25,776,623
Securities lending	52,035
Interest	3,435
Less foreign taxes withheld	(19,183)
Total investment income	25,812,910
Expenses
Investment management fees	12,938,052
Distribution and service fees	58,870
Accounting and legal services fees	248,810
Transfer agent fees	36,351
Trustees' fees	26,924
State registration fees	82,103
Printing and postage	12,568
Professional fees	103,611
Custodian fees	214,021
Registration and filing fees	71,106
Other	291,081
Total expenses	14,083,497
Less expense reductions	(157,714)
Net expenses	13,925,783
Net investment income	11,887,127
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	45,484,345
Affiliated investments	340
45,484,685
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(76,310,682)
Affiliated investments	328
(76,310,354)
Net realized and unrealized loss	(30,825,669)
Decrease in net assets from operations	($18,938,542)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-16	Year ended 3-31-15
Increase (decrease) in net assets
From operations
Net investment income	$11,887,127	$14,453,128
Net realized gain	45,484,685	140,862,498
Change in net unrealized appreciation (depreciation)	(76,310,354)	145,254,820
Increase (decrease) in net assets resulting from operations	(18,938,542)	300,570,446
Distributions to shareholders
From net investment income
Class A	(53,812)	—
Class I	(77,682)	(7,670)
Class R2	(111)	—
Class R4	(344)	—
Class R6	(790)	—
Class NAV	(14,002,668)	(10,952,106)
From net realized gain
Class A	(905,789)	(998,273)
Class C	(41,821)	(16,646)
Class I	(613,676)	(165,697)
Class R2	(5,142)	—
Class R4	(5,142)	—
Class R6	(5,142)	—
Class NAV	(91,112,925)	(151,510,488)
Total distributions	(106,825,044)	(163,650,880)
From fund share transactions	(288,801,728)	508,654,024
Total increase (decrease)	(414,565,314)	645,573,590
Net assets
Beginning of year	2,109,459,174	1,463,885,584
End of year	$1,694,893,860	$2,109,459,174
Undistributed net investment income	$574,004	$4,849,319

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       19

Financial highlights

Class A Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$16.44	$15.50	$12.62	$12.14	$10.00
Net investment income (loss)[2]	0.03	0.03	(0.04)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(0.24)	2.14	3.46	0.49	2.15
Total from investment operations	(0.21)	2.17	3.42	0.51	2.14
Less distributions
From net investment income	(0.05)	—	—	—	—	[3]
From net realized gain	(0.85)	(1.23)	(0.54)	(0.03)	—
Total distributions	(0.90)	(1.23)	(0.54)	(0.03)	—	[3]
Net asset value, end of period	$15.33	$16.44	$15.50	$12.62	$12.14
Total return (%)[4,5]	(1.45)	14.68	27.27	4.25	21.41	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$18	$10	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.33	1.51	2.01	2.05	[7]
Expenses including reductions	1.18	1.30	1.30	1.30	1.30	[7]
Net investment income (loss)	0.20	0.16	(0.29)	0.18	(0.32	) [7]
Portfolio turnover (%)	90	109	91	100	26

1	Period from 12-19-11 (commencement of operations) to 3-31-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       20

Class C Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.51	$16.49
Net investment loss[2]	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.25)	1.29
Total from investment operations	(0.34)	1.25
Less distributions
From net realized gain	(0.85)	(1.23)
Total distributions	(0.85)	(1.23)
Net asset value, end of period	$15.32	$16.51
Total return (%)[3,4]	(2.24)	8.20	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.50	7.03	[6]
Expenses including reductions	1.94	2.05	[6]
Net investment loss	(0.54)	(0.42	) [6]
Portfolio turnover (%)	90	109	[7]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       21

Class I Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$16.53	$15.58	$12.67	$12.16	$10.00
Net investment income[2]	0.08	0.10	0.01	0.06	—	[3]
Net realized and unrealized gain (loss) on investments	(0.24)	2.14	3.47	0.50	2.16
Total from investment operations	(0.16)	2.24	3.48	0.56	2.16
Less distributions
From net investment income	(0.11)	(0.06)	(0.03)	(0.02)	—	[3]
From net realized gain	(0.85)	(1.23)	(0.54)	(0.03)	—
Total distributions	(0.96)	(1.29)	(0.57)	(0.05)	—	[3]
Net asset value, end of period	$15.41	$16.53	$15.58	$12.67	$12.16
Total return (%)[4]	(1.17)	15.07	27.68	4.62	21.63	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$12	$2	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	1.50	2.62	5.88	11.44	[7]
Expenses including reductions	0.88	0.94	0.94	0.94	0.94	[7]
Net investment income	0.50	0.62	0.09	0.51	0.14	[7]
Portfolio turnover (%)	90	109	91	100	26

1	Period from 12-19-11 (commencement of operations) to 3-31-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       22

Class R2 Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.55	$16.50
Net investment loss[2]	0.01	—	[3]
Net realized and unrealized gain on investments	(0.25)	0.05
Total from investment operations	(0.24)	0.05
Less distributions
From net investment income	(0.02)	—
From net realized gain	(0.85)	—
Total distributions	(0.87)	—
Net asset value, end of period	$15.44	$16.55
Total return (%)[4]	(1.63)	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.73	15.09	[7]
Expenses including reductions	1.32	1.43	[7]
Net investment loss	0.06	—	[7,8]
Portfolio turnover (%)	90	109	[9]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Less than 0.005%.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       23

Class R4 Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.55	$16.50
Net investment income[2]	0.04	—	[3]
Net realized and unrealized gain (loss) on investments	(0.25)	0.05
Total from investment operations	(0.21)	0.05
Less distributions
From net investment income	(0.06)	—
From net realized gain	(0.85)	—
Total distributions	(0.91)	—
Net asset value, end of period	$15.43	$16.55
Total return (%)[4]	(1.47)	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.73	15.09	[7]
Expenses including reductions	1.13	1.18	[7]
Net investment income	0.25	0.18	[7]
Portfolio turnover (%)	90	109	[8]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       24

Class R6 Shares Period ended	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.55	$16.50
Net investment loss[2]	0.10	—	[3]
Net realized and unrealized gain on investments	(0.25)	0.05
Total from investment operations	(0.15)	0.05
Less distributions
From net investment income	(0.13)	—
From net realized gain	(0.85)	—
Total distributions	(0.98)	—
Net asset value, end of period	$15.42	$16.55
Total return (%)[4]	(1.09)	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.75	15.91	[7]
Expenses including reductions	0.73	0.81	[7]
Net investment loss	0.65	0.63	[7]
Portfolio turnover (%)	90	109	[8]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       25

Class NAV Shares Period ended	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$16.55	$15.58	$12.67	$12.16	$10.00
Net investment income[2]	0.10	0.12	0.04	0.08	—	[3]
Net realized and unrealized gain (loss) on investments	(0.25)	2.17	3.47	0.50	2.16
Total from investment operations	(0.15)	2.29	3.51	0.58	2.16
Less distributions
From net investment income	(0.13)	(0.09)	(0.06)	(0.04)	—	[3]
From net realized gain	(0.85)	(1.23)	(0.54)	(0.03)	—
Total distributions	(0.98)	(1.32)	(0.60)	(0.07)	—	[3]
Net asset value, end of period	$15.42	$16.55	$15.58	$12.67	$12.16
Total return (%)[4]	(1.09)	15.43	27.88	4.80	21.63	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,666	$2,078	$1,452	$1,013	$336
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.72	0.74	0.78	0.85	[6]
Expenses including reductions	0.74	0.72	0.73	0.78	0.85	[6]
Net investment income	0.64	0.72	0.26	0.71	0.15	[6]
Portfolio turnover (%)	90	109	91	100	26

1	Period from 12-19-11 (commencement of operations) to 3-31-12.
2	Based on average daily shares outstanding.
3	Less than 0.005%.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       26

Notes to financial statements

Note 1 — Organization

John Hancock Strategic Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 and shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       27

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2016, all investments are categorized as Level 1 under the hierarchy described above, except for repurchase agreements which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2016, the fund loaned common stocks valued at $3,538,821 and received $3,606,200 of cash collateral.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       28

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2016 were $3,517. For the year ended March 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through June 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2016 and 2015 was as follows:

	March 31, 2016	March 31, 2015
Ordinary Income	$38,200,449	$65,969,894
Long term capital gains	68,624,595	97,680,986
Total	$106,825,044	$163,650,880

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2016, the components of distributable earnings on a tax basis consisted of $574,004 of undistributed ordinary income and $17,824,804 of undistributed long-term capital gain.

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Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $500 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets; (c) 0.675% of the next $500 million of the fund's average daily net assets; and (d) 0.650% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.05%, 1.43%, and 1.18% for Class C, Class R2, and Class R4 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. These expense limitations shall remain in effect until June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to July 1, 2015, Class A and Class I shares had fee waivers and/or reimbursement such that the expenses would not exceed 1.30% and 0.94% for Class A and Class I shares, respectively.

In addition, effective September 1, 2015, the Advisor voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.85%, 1.24%, and 1.09% for Class C, Class R2, and Class R4 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until terminated by the Advisor on notice to the fund.

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The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The expense limitation expires on June 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended March 31, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$1,307	Class R4	$3,397
Class C	5,033	Class R6	3,905
Class I	1,793	Class NAV	138,875
Class R2	3,307	Total	$157,617

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2016 were equivalent to a net annual effective rate of 0.68% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fees
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

Class A shares were charged 0.30% for Rule 12b-1 fees through December 10, 2015.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $97 for Class R4 shares for the year ended March 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $56,015 for the year ended March 31, 2016. Of this amount, $9,114 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $45,974 was paid as sales commissions to broker-dealers and $927 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       31

redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2016, CDSCs received by the Distributor amounted to $1,078 for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$49,507	$22,085	$4,354	$946
Class C	8,877	1,126	5,484	65
Class I	—	13,092	4,041	232
Class R2	243	16	3,607	7
Class R4	243	16	3,607	7
Class R6	—	16	3,874	7
Class NAV	—	—	—	—
Total	$58,870	$36,351	$24,967	$1,264

Effective July 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period July 1, 2015 to March 31, 2016, state registration fees and printing and postage amounted to $57,136 and $11,304, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$60,000,000	1	0.47%	$775

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Note 5 — Fund share transactions

Transactions in fund shares for the year ended March 31, 2016 and 2015 were as follows:

		Year ended 3-31-16		Year ended 3-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	527,971	$8,398,745	545,810	$8,919,693
Distributions reinvested	60,658	959,600	50,333	764,053
Repurchased	(480,948)	(7,650,606)	(168,439)	(2,718,915)
Net increase	107,681	$1,707,739	427,704	$6,964,831
Class C shares[1]
Sold	48,784	$771,679	51,000	$837,082
Distributions reinvested	2,596	41,145	600	9,170
Repurchased	(44,509)	(699,509)	(2,149)	(34,571)
Net increase	6,871	$113,315	49,451	$811,681
Class I shares
Sold	98,491	$1,567,114	640,174	$10,595,132
Distributions reinvested	43,509	691,359	10,523	160,469
Repurchased	(245,410)	(3,856,027)	(39,542)	(632,486)
Net increase (decrease)	(103,410)	($1,597,554)	611,155	$10,123,115
Class R2 shares[2]
Sold	—	—	6,061	$100,000
Net increase	—	—	6,061	$100,000
Class R4 shares[2]
Sold	—	—	6,061	$100,000
Net increase	—	—	6,061	$100,000
Class R6 shares[2]
Sold	—	—	6,061	$100,000
Net increase	—	—	6,061	$100,000
Class NAV shares
Sold	345,929	$5,468,712	43,936,891	$695,148,002
Distributions reinvested	6,611,043	105,115,593	10,653,285	162,462,594
Repurchased	(24,558,115)	(399,609,533)	(22,138,313)	(367,156,199)
Net increase (decrease)	(17,601,143)	($289,025,228)	32,451,863	$490,454,397
Total net increase (decrease)	(17,590,001)	($288,801,728)	33,558,356	$508,654,024

1 The inception date for Class C shares is 8-28-14.

2 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV on March 31, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,629,634,284 and $1,970,867,844 respectively, for the year ended March 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       33

sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2016, funds within the John Hancock group of funds complex held 98.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Lifestyle Growth Fund	27.2%
John Hancock Lifestyle Balanced Fund	19.7%
John Hancock Lifestyle Growth MVP	16.6%
John Hancock Lifestyle Aggressive Fund	10.7%
John Hancock Lifestyle Balanced MVP	9.1%

Note 9 — Subsequent Event

On December 10, 2015, the Board of Trustees approved a proposal to merge John Hancock Select Growth Fund into John Hancock Strategic Growth Fund. Shareholders of John Hancock Select Growth Fund approved the proposal on March 30, 2016. The merger was completed on April 22, 2016.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds III and John Hancock Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Growth Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 13, 2016

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $68,624,595 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2006	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee*
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2060)

Retirement Living Portfolios (2010-2060)

Retirement Living II Portfolios (2010-2060)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF288155	393A 3/16 5/16

ITEM 2.  CODE OF ETHICS.

As of the end of the year, March 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended March 31, 2016 and 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2016	March 31, 2015
Core High Yield Fund	$ 69,967	$ 66,141
Disciplined Value Fund	35,786	34,907
Disciplined Value Mid Cap Fund	45,870	43,045
International Value Equity Fund	52,289	45,306
Select Growth Fund	41,923	40,895
Small Company Fund	43,367	42,303
Strategic Growth Fund	36,935	35,609
Total	$ 326,137	$ 308,206

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant.  The nature of the services provided was affiliated service provider internal controls reviews.  Amounts billed to the registrant were as follows:

Fund	March 31, 2016	March 31, 2015
Core High Yield Fund	$ 525	$ 519
Disciplined Value Fund	525	519
Disciplined Value Mid Cap Fund	525	519
International Value Equity Fund	525	519
Select Growth Fund	525	519
Small Company Fund	525	519
Strategic Growth Fund	525	519
Total	$ 3,675	$ 3,633

Amounts billed to control affiliates were $103,474 and $103,940 for the fiscal years ended March 31, 2016 and 2015, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended March 31, 2016 and 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2016	March 31, 2015
Core High Yield Fund	$ 3,500	$ 3,450
Disciplined Value Fund	3,500	3,450
Disciplined Value Mid Cap Fund	3,500	3,450
International Value Equity Fund	4,000	3,900
Select Growth Fund	3,500	3,450
Small Company Fund	3,500	3,450
Strategic Growth Fund	3,500	3,450
Total	$ 25,000	$ 24,600

(d) All Other Fees

The nature of the services comprising all other fees is attestation services surrounding new class launches and miscellaneous tax services. Other fees amounted to the following for the fiscal years ended March 31, 2016 and 2015:

Fund	March 31, 2016	March 31, 2015
Core High Yield Fund	$ 5,009	$ 216
Disciplined Value Fund	109	216
Disciplined Value Mid Cap Fund	109	216
International Value Equity Fund	1,609	216
Select Growth Fund	109	216
Small Company Fund	109	216
Strategic Growth Fund	5,009	216
Total	$ 12,063	$ 1,512

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)  According to the registrant’s principal accountant for the fiscal year ended March 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $5,941,933 for the fiscal year ended March 31, 2016 and $6,756,525 for the fiscal year ended March 31, 2015.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.  A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:

/s/ Andrew Arnott

_______________________________

Andrew Arnott

President

Date:    May 13, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

_______________________________

Andrew Arnott

President

Date:   May 13, 2016

By:

/s/ Charles A. Rizzo

_______________________________

Charles A. Rizzo

Chief Financial Officer

Date:    May 13, 2016